OMB APPROVAL
OMB Number: 3235-0570
Expires: October 31, 2006
Estimated average burden hours per response: 19.3
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-1939
ING Investment Funds
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

May 31, 2007

Classes A, B, C, I, M, O and Q

Domestic Equity and Income Fund

• ING Real Estate Fund

Domestic Equity Growth Funds

• ING Fundamental Research Fund
• ING LargeCap Growth Fund
• ING MidCap Opportunities Fund
• ING Opportunistic LargeCap Fund
• ING SmallCap Opportunities Fund

Domestic Equity Value Funds

• ING Financial Services Fund
• ING LargeCap Value Fund
• ING MagnaCap Fund
• ING SmallCap Value Choice Fund

•	ING Value Choice Fund

(formerly, ING MidCap Value Choice Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder:

We are only half way through the year and investors have witnessed some remarkable events. We have seen market downturns following February’s single-day freefall in Chinese stocks and, here at home, there were similar repercussions after a drop in the U.S. sub-prime mortgage industry.

But there have also been many positive developments as well. Earnings and growth continue in the U.S. equities markets. At this writing, the Federal Reserve Board remains on hold with regard to additional interest rate increases. We also have witnessed several record-setting trading days in the markets.

So, what do we make of these contrasting signals? When friends and colleagues in the industry voice concerns about these seemingly divergent signposts, I remind them that such ongoing events are fairly normal and that they underscore the importance of a well-diversified investment strategy. Studies have shown that a portfolio allocated across a diverse group of asset classes and investment sectors can help provide an investor with solid footing for the long-term, despite the short-term commotions.

We at ING Funds remain committed to providing our clients with a diverse and comprehensive line-up of innovative investment products — both domestically and globally, all designed as potential solutions to your investment needs, whatever your investing goals.

Sincerely,

Shaun P. Mathews
President
ING Funds
June 15, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

In our semi-annual report, we described resilient stock markets in the face of a sudden loss of risk appetite and record oil prices. In the second half of our fiscal year, a number of shocks and corrections also struck. But again, by the time it was over, markets had mostly taken the upsets in stride. Global equities in the form of the Morgan Stanley Capital International World IndexSM(1) (“MSCI World Index”) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), gained 12.1% for the six months ended May 31, 2007 and a handsome 23.3% for the year ended May 31, 2007. In currencies, the U.S. dollar’s early strides were ultimately retraced on expectations that that European interest rates were on the way up while those in the U.S. were not. This sent the euro to a new all time closing high against the U.S. dollar on April 18, 2007 and the pound to its highest level in over 25 years. The yen, however, was buffeted by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies. For the six months ended May 31, 2007, the dollar fell 1.6% against the euro, 0.7% against the pound but gained 5.1% on the yen.

U.S. markets entered the second half of our fiscal year against a backdrop of a stable federal funds rate since June 2006 and a slowing economy dragged by a slumping housing market. By the end of December 2006, this was showing some signs of bottoming out, with unexpectedly good new and existing housing sales figures reported in the last few days of 2006, along with rebounding consumer confidence. Early reports in 2007 sustained this view and estimated fourth quarter 2006 gross domestic product (“GDP”) growth was an impressive 3.5%.

But from February 2007, it soon became apparent that the improvement in housing figures had only reflected the mild weather of early winter. New starts, sales and prices were now falling. GDP growth was sharply revised down to 2.5%. To make matters worse the country’s largest sub-prime mortgage lenders were reporting major losses.

February 2007 was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally.

The housing gloom continued into the second quarter. Foreclosures in April 2007 were 62% higher than one year earlier. Any respite in new home sales was attributed to price discounts and incentives. Existing home prices were reported as falling in the first quarter of 2007 year over year for the first time since 1991. Homebuilder confidence was eroding fast. The effect on GDP was clear. Growth in the latest quarter was reported at below 1%, the lowest since 2003.

Yet the feeling persisted that while the sub-prime debacle was more serious than at first thought and its effect more pervasive, the chance of it tripping the economy into recession was remote. Other measures of activity held up rather well. The consumer was still spending. Unemployment remained light at 4.5%. Purchasing managers’ indices for both manufacturing and service industries surprised on the upside. A rebound seemed not far away.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the second half of our fiscal year. Short Treasury yields fell and longer yields rose particularly in the last few months, surely reflecting the confidence-shaking events of February 2007, as well as the Federal Open Market Committee’s (“FOMC”) somewhat curious removal of its tightening bias on March 21, 2007, while still citing inflation as the predominant concern.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, stood up well to sub-prime mortgage lending issues and rose 10.3% for the second six months ended May 31, 2007 and finally on May 30, 2007 breaching its record set in March 2000. This was despite a 3.5% fall in reaction to events in China. Investors might have been depressed in anticipation of the first quarter in fifteen with less than double-digit year-over-year percentage profits growth for companies that make up the index. But, the average earnings growth rate that was emerging as our year ended was more than double what had been feared. Sentiment was also boosted by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity.

Internationally, the MSCI Japan® Index rose 11.35% for the six months ended May 31, 2007, amid the usual contradictory mix of economic statistics. GDP growth held up well after the fastest quarterly expansion in three years. Unemployment remained at a nine-year low. But consumer prices and wages started falling again, forcing the Bank of Japan, which raised interest rates in February 2007 to a still wafer-

MARKET PERSPECTIVE:      YEAR ENDED MAY 31, 2007

thin 0.5%, to leave them there, keeping the carry trade in business. For the year ended May 31, 2007, the MSCI Japan® Index returned 15.56%. Europe ex UK® Index surged 17.2% in the second half on the basis of high consumer and business confidence, the lowest Eurozone unemployment since records began, benign inflation just below 2% and continuing merger and acquisition activity. This was despite two interest rate increases, higher German value-added-tax (“VAT”) and a strong euro. For the year ended May 31, 2007, the MSCI Europe ex UK® Index returned 31.0%. In the UK, a housing boom and robust service sector raised year over year GDP growth to 3.0% or close to it. The Bank of England raised rates twice to 5.5%, the highest in six years. But non-financial companies were making record profits. By the end of the fiscal year, retail sales were buoyant and consumer confidence was high. Again encouraged by mergers and acquisitions, the MSCI UK® Index responded with an 11.6% advance for the six months ended May 31, 2007 and for the year ended May 31, 2007 returned 20.2%.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.13% compared to the Morgan Stanley Capital International U.S. REIT Index (“MSCI U.S. REIT® Index”), which returned 30.37%, for the same period.

Portfolio Specifics: The Fund’s performance for the period was strong on an absolute basis. Stock selection was a positive contributor to relative performance but was offset by sector allocation decisions. Cash drag from even our modest cash position and our sector weightings to the apartment and hotel sectors detracted from overall returns. Security selection in the office, mall, health care, industrial and storage sectors was additive to relative performance. Our best performing office company investments include: Equity Office Properties (return of 69%), Highwoods Properties (return of 47%), Boston Properties, Inc. (return of 47%), and SL Green Realty Corp. (return of 44%). Equity Office Properties was taken private in February 2007 at a significant premium to its pre-announcement trading level.

In the mall sector, our overweight positions in Taubman Centers, Inc. (return of 46%), Simon Property Group, Inc. (return of 40%), and

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Macerich Co. (return of 34%), contributed to positive relative performance in the last 12 months.

Security selection in the hotel and apartment sectors lagged the benchmark for the trailing 12-month period. Investments in Starwood Hotels & Resorts Worldwide, Inc. and FelCor Lodging Trust, Inc. contributed to underperformance, as the returns on these stocks trailed the Fund’s benchmark.

Current Strategy and Outlook: Given the current economic environment, accelerating earnings outlook, and relative valuation, our favorite property sectors continue to be apartments, office, malls, and hotels.

We remain cautiously optimistic about the total return prospects for an actively managed portfolio of real estate company stocks. Valuations are elevated relative to historic norms, but this, in our opinion, appears justified given the moderate growth economic outlook and the improving fundamentals of commercial real estate markets.

The private market investment funds continue to support current real estate stock prices and valuations. Eleven real estate investment trust (“REIT”) merger and acquisition deals have been announced in 2007. We expect more deals to follow as private equity firms take advantage of the continuing lack of premium pricing for REITs relative to net asset values (“NAVs”). At the Fund’s year end, we estimate that the average REIT is trading at 2% discount to NAV. We continue to position the Fund to take advantage of this trend in our belief that, over the long-term, quality companies should trade at a premium to the NAV, not at a discount.

We believe real estate fundamentals remain attractive, and in our opinion the economy continues to walk the fine line between “not too hot” and

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

Simon Property Group, Inc.	7.9%

Boston Properties, Inc.	5.8%

Vornado Realty Trust	5.3%

Host Hotels & Resorts, Inc.	4.7%

Prologis	4.6%

Archstone-Smith Trust	4.4%

General Growth Properties, Inc.	4.4%

SL Green Realty Corp.	4.2%

AvalonBay Communities, Inc.	3.8%

Equity Residential	3.5%

Portfolio holdings are subject to change daily.

“not too cold.” We believe REITs should continue to deliver positive results and returns. With secure dividends and earnings growth of 7%-9%, we believe that total returns in 2007 will be between 8%-12%, very much in line with long-term average annual returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING REAL ESTATE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
				of Class A		of Class B		of Class C		of Class O		of Class Q
	1 Year	5 Year	10 Year	December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004		December 20, 2006

Including Sales Charge:
Class A(1)	20.78%	—	—	25.24%		—		—		—		—
Class B(2)	22.24%	—	—	—		25.37%		—		—		—
Class C(3)	26.21%	—	—	—		—		27.03%		—		—
Class I	28.55%	21.94%	15.43%	—		—		—		—		—
Class O	28.15%	—	—	—		—		—		26.27%		—
Class Q	—	—	—	—		—		—		—		3.35%

Excluding Sales Charge:
Class A	28.13%	—	—	26.91%		—		—		—		—
Class B	27.24%	—	—	—		25.57%		—		—		—
Class C	27.21%	—	—	—		—		27.03%		—		—
Class I	28.55%	21.94%	15.43%	—		—		—		—		—
Class O	28.15%	—	—	—		—		—		26.27%		—
Class Q	—	—	—	—		—		—		—		3.35%
MSCI U.S. REIT® Index(4)	30.37%	21.58%	14.72%	26.56	%(5)	26.24	%(6)	27.96	%(7)	24.12	%(8)	3.28	%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

(5)Since inception for index is shown from January 1, 2003.

(6)Since inception for index is shown from December 1, 2002.

(7)Since inception for index is shown from February 1, 2003.

(8)Since inception for index is shown from September 1, 2004.

(9)Since inception for index is shown from January 1, 2007.

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

ING Fundamental Research Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Christopher Corapi, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 19.12% compared to Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 22.79%, for the same period.

Portfolio Specifics: Stock selection in consumer staples and industrials aided performance. In contrast, underderperformance during the period can largely be attributed to stock selection in information technology and energy.

Precision Castparts Corp. and General Cable Corp. were two industrial holdings that aided performance. Precision Castparts Corp. continues to be a beneficiary of strength in the aerospace market. We believe that this cycle could extend further than expected once established U.S. and Europe carriers re-enter the market and the next generation narrow-body planes are introduced. Our investment in companies with exposure to utility transmission and distribution, such as General Cable Corp., continue to benefit from utility company spending to increase the reliability of the electric grid. CVS Caremark Corp. was a top performer for the Fund during this period. We believe the company should see upside from several positive catalysts going forward including synergies

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

from its SavOn integration as well as its generic drug offerings and strong prescription growth.

In contrast, our decision not to own Apple, Inc., for a majority of the reporting period, within in the technology sector acted as a drag relative on performance. Excitement over the upcoming release of the company’s iPhone continued to drive its stock price higher. Our investment in Motorola, Inc. was hurt by disappointing handset sales during the holiday season causing inventory concerns. Evergreen Energy, Inc. and Weatherford international Ltd.

were the largest performance drags in the energy sector. Weatherford International Ltd. was hurt by a sharp and unanticipated decline in natural gas prices in the third quarter of 2006. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we had viewed as within reach. The positions in Motorola, Inc., Weatherford International Ltd. and Evergreen Energy, Inc. have been eliminated from the Fund.

Current Strategy and Outlook: Currently, we believe the Fund is positioned in companies which have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, we believe each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the Fund’s top portfolio positions included Precision Castparts Corp. (discussed above), Mirant Corp., Allegheny Technologies, Inc. and Qualcomm, Inc.

We continue to like companies that have exposure to the aerospace market and we have emphasized suppliers such as Precision Castparts Corp. and Allegheny Technologies, Inc. over manufacturers. In our opinion, we see greater opportunities for

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	2.8%

AT&T, Inc.	2.5%

Citigroup, Inc.	2.3%

CVS Caremark Corp.	2.2%

General Cable Corp.	2.2%

Altria Group, Inc.	2.1%

Procter & Gamble Co.	2.0%

Merck & Co., Inc.	2.0%

Intel Corp.	2.0%

Johnson & Johnson	2.0%

Portfolio holdings are subject to change daily.

these companies to augment their earnings power during an upcycle. We also believe Mirant Corp. will continue to benefit from rising power prices, exposure to regions with supply constraints and takeover speculation. Finally, we believe Qualcomm, Inc. will be a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We expect strength in chipsets and handsets will continue to benefit the company going forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING FUNDAMENTAL RESEARCH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 28, 2005		February 6, 2006		April 17, 2006		July 18, 2006

Including Sales Charge:
Class A(1)	12.27%	9.70%		—		—		—
Class B(2)	13.34%	—		10.49%		—		—
Class C(3)	17.60%	—		—		14.53%		—
Class I	—	—		—		—		23.56%

Excluding Sales Charge:
Class A	19.12%	14.36%		—		—		—
Class B	18.34%	—		13.43%		—		—
Class C	18.60%	—		—		14.53%		—
Class I	—	—		—		—		23.56%
S&P 500® Index(4)	22.79%	17.68	%(5)	16.58	%(6)	17.65	%(7)	21.87	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from February 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from August 1, 2006.

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Andrew J. Schilling and John A. Boselli, Portfolio Managers of Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 16.04% compared to the Russell 1000® Growth Index and the Russell 1000® Index, which returned 20.37% and 22.93%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets rose strongly for the period, boosted by strong earnings growth and hopes that the U.S. Federal Reserve Board may have achieved an economic “soft landing,” characterized by a slowing rate of growth and modest inflation. Generally, growth stocks continued to trail their value counterparts, as the Russell 1000® Growth Index’s 20.37% return was well below the 25.58% return posted by the Russell 1000® Value Index. In a reversal of trends seen over the last several years, smaller stocks lagged their larger peers: the small company Russell 2000® Index rose 18.92% for the period, behind the Russell 1000® Index’s 22.93% return.

The Fund’s sub-par performance was due primarily to stock selection, with particular weakness among information technology, financials, and consumer staples stocks. Allocation among sectors, a result of the bottom-up stock selection process, was slightly positive. More than half of the Fund’s underperformance was due to information

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

technology holdings, concentrated in three stocks: Marvell Technology Group, Ltd, SanDisk Corp., and Motorola, Inc. Global semiconductor company Marvell Technology Group, Ltd. declined on weak earnings and lowered guidance. We eliminated our position during the period. Shares in communications equipment and services company, Motorola, Inc. declined after reporting disappointing revenue growth due to shortfalls in cell phone and infrastructure sales. We eliminated our holdings due to weakening industry fundamentals. Flash storage device maker SanDisk Corp.’s shares fell as price declines in NAND flash memory raised concerns about an over-supplied market. We eliminated our position. Other stocks that detracted from results during the period included regional bank Commerce Bancorp, Inc. and medical devices company Medtronic, Inc.

Several stocks boosted performance during the year. Shares in pharmaceutical firm Schering-Plough Corp. rose on strong results and investor enthusiasm for the announced acquisition of Organon USA, Inc. We believe the deal will be accretive with marketing and sales synergies, an attractive combined hospital franchise, and premier animal health capabilities. The company is also benefiting from sales of cholesterol drugs Vytorin and Zetia. Franklin Resources, Inc., a global investment management company, saw its shares rise with strong net asset flows. Graphic design and publishing software company Adobe System, Inc.’s stock rose sharply on expectations that the launch of Acrobat 8 signals the start of a new product cycle. Within the high-performing materials sector, our position in Canadian fertilizer firm Potash Corp. of Saskatchewan outperformed on strong demand and pricing, while shares in Brazilian mining company Cia Vale do Rio Doce ADR rose on strong markets for iron ore and nickel.

Current Strategy and Outlook: Our investment approach is very much a “bottom-up” process: we pick one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom up stock picking, at the end of the period we were most overweight information technology, telecommunication services, and industrials. Significant technology holdings included networking giant Cisco Systems, Inc., enterprise software company Oracle Corp., and

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

Schering-Plough Corp.	3.8%

Oracle Corp.	3.3%

Cisco Systems, Inc.	3.3%

Google, Inc.	2.9%

General Dynamics Corp.	2.7%

UBS AG — New	2.5%

Cameco Corp.	2.5%

Boeing Co.	2.4%

Network Appliance, Inc.	2.2%

Danaher Corp.	2.2%

Portfolio holdings are subject to change daily.

internet search leader Google, Inc. We remain overweight the industrials sector, largely due to positions in capital goods companies such as General Dynamics Corp., Boeing Co., Danaher Corp., and Fluor Corp. We are underweight consumer stocks broadly, with below benchmark exposures in the consumer staples, health care, and consumer discretionary sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGECAP GROWTH FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception
			of Classes A, B, C and Q		of Class I
	1 Year	5 Year	July 21, 1997		January 8, 2002

Including Sales Charge:
Class A(1)	9.35%	4.82%	5.99%		—
Class B(2)	10.32%	5.06%	5.93%		—
Class C(3)	14.25%	5.38%	5.93%		—
Class I	16.59%	6.59%	—		1.91%
Class Q	16.33%	6.32%	6.88%		—

Excluding Sales Charge:
Class A	16.04%	6.06%	6.63%		—
Class B	15.32%	5.39%	5.93%		—
Class C	15.25%	5.38%	5.93%		—
Class I	16.59%	6.59%	—		1.91%
Class Q	16.33%	6.32%	6.88%		—
Russell 1000® Growth Index(4)	20.37%	7.50%	3.73	%(6)	4.26	%(7)
Russell 1000® Index(5)	22.93%	10.06%	7.03	%(6)	8.04	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and forecasted growth.

(5)The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for indices is shown from August 1, 1997.

(7)Since inception performance for indices is shown from January 1, 2002.

Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Richard Welsh and Jeff Bianchi, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.49% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 21.34% and 23.76%, respectively, for the same period.

Portfolio Specifics: The Russell Midcap® Growth Index gained 21.34% for the year ended May 2007. A major driver was corporate profit growth which consistently beat expectations during the period. The huge build-up in corporate cash flow resulted in accelerated takeover and buyback activity, which supported higher prices. In addition, private equity activity increased throughout the year much of which was focused on mid-cap companies. Global liquidity was abundant, which led to increased appetite for risk amidst a low interest rate environment.

All sectors delivered double-digit returns for the year, led by materials, utilities, and telecommunication services. Materials returned 43%, largely led by containers & packaging and metals & mining industries. Utilities returned 40%, and telecom’s 36% gain was largely influenced by the wireless segment.

Consumer staples and information technology each posted the weakest return at 15%. Consumer staples results were held back by food retailing, while the primary laggards in information technology were computers and peripherals. The energy sector was the next weakest as it returned 19%.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Sector allocation (particularly in energy, materials, and consumer discretionary) accounted for all of the underperformance. Stock selection was positive for the period with strong relative returns in industrials, energy, and consumer discretionary.

Luxury retailer Coach, Inc. was the biggest contributor to performance. The company experienced positive business trends from new lines of its core products, the addition of jewelry and other accessories, and strong sales from department store channels. Much of this activity was related to Coach, Inc.’s anniversary year celebration. McDermott International, Inc, an engineering services company, benefited from strong demand for offshore platforms and pipelines. From a regional standpoint, revenue growth accelerated in the Middle East, Asia Pacific and the Caspian regions, and backlog execution has been good. Medco Health Solutions, Inc. reported very strong results due to benefits from generic prescription trends. Medco Health Solutions, Inc. was also helped by the perception that one of their largest competitors was distracted as they were in the midst of being acquired.

Medical device company, Hospira, Inc. was the worst-performing stock in the Fund followed by Citrix Systems, Inc., a supplier of access information software and services. Hospira, Inc., which was spun off by Abbott Laboratories, encountered operating profit pressures during second quarter 2006 due to research and development expenditures, freight and distribution costs and other items related to the spin off. Citrix Systems, Inc. experienced weak licensing growth in its core presentation products. Gen-Probe, Inc., a diagnostic test manufacturer, underperformed despite reporting strong results as uncertainty on the timing of approvals for new products at the Food and Drug Administration weighed on the stock.

Current Strategy and Outlook: The market reached a high for the year spurred by above-consensus earnings, better economic prospects and strong

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

NII Holdings, Inc.	2.5%

McDermott International, Inc.	2.4%

Roper Industries, Inc.	2.4%

Cameron International Corp.	2.3%

General Cable Corp.	2.3%

Peabody Energy Corp.	2.1%

VeriSign, Inc.	1.9%

Cytyc Corp.	1.8%

Coach, Inc.	1.8%

Network Appliance, Inc.	1.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

takeover and buyback activity. In our opinion, somewhat brighter economic prospects, coupled with high core inflation and rising energy prices, have eliminated market expectations for a lower federal funds rate this year. This thinking is consistent with the view we have held, and even the back-up of 10-year Treasury yields to over 5% is not surprising. We believe the headwinds of higher inflation and interest rates should continue to support earnings growth factors that are an integral part of our investment process. We remain confident in our investment philosophy and focus on companies that have strong business momentum, market recognition and appropriate valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MIDCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

			Since Inception		Since Inception
			of Classes A, B, C and I		of Class Q
	1 Year	5 Year	August 20, 1998		April 4, 2000

Including Sales Charge:
Class A(1)	11.65%	8.81%	10.09%		—
Class B(2)	12.58%	9.02%	10.09%		—
Class C(3)	16.60%	9.32%	10.04%		—
Class I	19.03%	10.51%	11.26%		—
Class Q	18.79%	10.33%	—		(1.51)%

Excluding Sales Charge:
Class A	18.49%	10.11%	10.84%		—
Class B	17.58%	9.30%	10.09%		—
Class C	17.60%	9.32%	10.04%		—
Class I	19.03%	10.51%	11.26%		—
Class Q	18.79%	10.33%	—		(1.51)%
Russell Midcap® Growth Index(4)	21.34%	13.18%	10.68	%(6)	(0.35	)%(7)
Russell Midcap® Index(5)	23.76%	15.31%	13.96	%(6)	9.47	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(5)The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for indices is shown from September 1, 1998.

(7)Since inception performance for indices is shown from April 1, 2000.

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

ING Opportunistic LargeCap Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Omar Aguilar, Ph.D., Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.11% compared to the Russell 1000® Growth Index, which returned 20.37%, for the same period.

Portfolio Specifics: The Russell 1000® Growth Index gained 20.37% for the year ended May 31, 2007 driven by higher-than-expected corporate profit growth. For the same period, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.11%.

Valuation and earnings quality factors benefited returns while market recognition detracted from performance. Specific valuation factors that were strong included forward price to earnings and price to cash flow. In quality, capital expenditure normalized by rate of returns worked well. Market recognition factors that did not work well during the year were long-term momentum and analyst estimate revisions.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

Overweight allocation to financials and materials benefited the Fund. These gains were partially offset by underweights in information technology and utilities.

Stock selection was the main driver of performance during the period particularly in consumer discretionary, energy, and information technology.

Top individual contributors were WellCare Health Plans, Inc., BMC Software and Guess?, Inc. In contrast, underweight positions in Microsoft Corp. and Apple, Inc. acted as a drag on performance.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the twelve-month period, the Fund was overweight consumer discretionary and materials and underweight industrials and information technology.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

McAfee, Inc.	3.3%

Accenture Ltd.	3.2%

Raytheon Co.	3.2%

Electronic Data Systems Corp.	3.2%

Alcon, Inc.	3.1%

Coach, Inc.	3.1%

Kohl’s Corp.	3.0%

CA, Inc.	2.9%

General Mills, Inc.	2.9%

King Pharmaceuticals, Inc.	2.7%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING OPPORTUNISTIC LARGECAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I
	1 Year	December 28, 2005		April 5, 2006		April 27, 2006		December 20, 2006

Including Sales Charge:
Class A(1)	15.11%	10.55%		—		—		—
Class B(2)	16.35%	—		8.66%		—		—
Class C(3)	19.89%	—		—		14.06%		—
Class I	—	—		—		—		11.01%

Excluding Sales Charge:
Class A	22.11%	15.25%		—		—		—
Class B	21.35%	—		12.08%		—		—
Class C	20.89%	—		—		14.06%		—
Class I	—	—		—		—		11.01%
Russell 1000® Growth Index(4)	20.37%	13.55	%(5)	13.68	%(6)	14.95	%(7)	9.76	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(5)Since inception performance for index is shown from January 1, 2006.

(6)Since inception performance for index is shown from April 1, 2006.

(7)Since inception performance for index is shown from May 1, 2006.

(8)Since inception performance for index is shown from January 1, 2007.

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.61% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 17.56% and 18.92%, respectively, for the same period.

Portfolio Specifics: Despite the significant headwinds of slower economic growth, higher oil prices and the sub-prime mortgage market implosion, small-cap stocks generally fared well for the period. Performance was impacted positively by strong corporate earnings and the merger and acquisition activity. Access to an easy credit environment helped drive growth.

All sectors rose for the period with utilities, materials and industrials contributing most to performance, as these sectors gained 40%, 35% and 20%, respectively. Stock selection was the main performance driver over the period led by financials, materials and industrials. In contrast, selection in consumer sectors detracted from returns.

WebEx Communications, Inc. and Cleveland-Cliffs, Inc. contributed significantly to performance over the period. WebEx Communications, Inc. engages in the development and marketing of web services. On March 15, 2007, it was announced that WebEx Communications, Inc. would be acquired by Cisco Systems, Inc. at $57

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

a share in cash, which represented a significant premium to the stock price. Prior to the announcement, WebEx Communications, Inc. was up sharply since the beginning of 2007 due to a strong fourth-quarter earnings report. Cleveland-Cliffs, Inc., which produces and markets iron ore pellets, consistently delivered strong earnings. Fundamentals in the steel industry remained strong, as both pricing and inventories improved. In the first quarter of 2007, the company also announced the new development of a coal and an iron ore mine.

Komag, Inc. and Carter’s, Inc. were two of the largest detractors from performance. Komag, Inc., which is in the hard disk drive business, performed poorly as the company is at the end of their inventory and the beginning of its product cycle, which has significant incremental cost. The price of the raw materials used in the company’s manufacturing process also increased. The weakness of the U.S. dollar also acted as a drag, as part of the company’s manufacturing is done in Asia. We continue to hold this stock as it has strong cash flows and a very attractive valuation. Moreover, we believe that demand will increase for personal computers due to the launch of Microsoft Corp.’s Vista operating system. We also expect inventories to decrease due to seasonality, as sales typically improve over the holidays. Carter’s, Inc., which is a retailer and wholesaler of children’s clothes, performed poorly due to problems in their retail operations and the company lowered guidance for the first quarter of this year. This decline in guidance was worse than we expected and we do not think that the company will be able to turn its retail business around quickly enough to deliver positive returns in 2007. We eliminated our position in the company.

Current Strategy and Outlook: Consistent with our investment process, we continue to focus on companies with strong balance sheets and cash flow generation capabilities. We are defensively positioned in financials, as we are invested in banks that have high reserves, are over capitalized, diversified, and pay high dividends. We are less exposed to real estate investment trusts, as we believe that the real estate market is

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Ansys, Inc.	1.6%

Toro Co.	1.5%

NewAlliance Bancshares, Inc.	1.3%

Micros Systems, Inc.	1.3%

Geo Group, Inc.	1.2%

Life Time Fitness, Inc.	1.2%

Carrizo Oil & Gas, Inc.	1.2%

Psychiatric Solutions, Inc.	1.1%

Tween Brands, Inc.	1.1%

Kyphon, Inc.	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.
Portfolio holdings are subject to change daily.

overextended. In consumer sectors, we are invested in healthy lifestyle companies, restaurants, apparel companies and food and staples retailers that have defensive characteristics. We believe companies in this sector will perform well despite a moderating economy. In healthcare, the Fund is leveraged to gain from the strong demands and needs for behavioral health providers. We are invested in the healthcare equipment suppliers with niche franchises, as well as disease management providers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALLCAP OPPORTUNITIES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception
				of Class I	of Class Q
	1 Year	5 Year	10 Year	April 1, 1999	April 4, 2000

Including Sales Charge:
Class A(1)	11.80%	6.32%	7.11%	—	—
Class B(2)	12.69%	6.51%	6.98%	—	—
Class C(3)	16.73%	6.83%	6.97%	—	—
Class I	19.08%	8.08%	—	6.32%	—
Class Q	18.81%	7.80%	—	—	(4.77)%

Excluding Sales Charge:
Class A	18.61%	7.59%	7.74%	—	—
Class B	17.69%	6.82%	6.98%	—	—
Class C	17.73%	6.83%	6.97%	—	—
Class I	19.08%	8.08%	—	6.32%	—
Class Q	18.81%	7.80%	—	—	(4.77)%
Russell 2000® Growth Index(4)	17.56%	11.22%	5.69%	5.72%	(0.14	)%(6)
Russell 2000® Index(5)	18.92%	13.06%	9.68%	11.09%	7.85	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(5)The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for indices is shown from April 1, 2000.

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

ING Financial Services Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Robert M. Kloss and Steven L. Rayner, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.80% compared to Standard & Poor’s 500 Financials Index (“S&P 500 Financials Index”) and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 18.92% and 22.79%, respectively, for the same period.

Portfolio Specifics: Despite generally strong equity markets, the year for financial stocks was characterized by what we perceived as growing risks. This assessment caused us to tilt the Fund more defensively, by taking profits in some capital markets companies, maintaining our underweight of spread-based banks, and eliminating companies with weaker balance sheets. While we still maintained a mix of both economically offensive and defensive holdings, our incremental defensive positioning during the period was not entirely rewarding, as equity markets appreciated and investor risk premiums remained low.

The steady upward progression of financial stocks over the period was only temporarily disrupted by the “sub-prime mortgage meltdown” of late February and early March of 2007. A sudden increase in delinquencies and foreclosures among borrowers with less-than-perfect credit, led to a raft of lender bankruptcies, which exacerbated an already-contracting housing market and caused a short-lived sell-off in the industry. Sub-prime woes were fairly contained and failed to spread directly to prime borrowers. As a result, financials staged a recovery that brought returns to their highs for the fiscal year.

Our holdings in insurance stocks, including both life insurers and property/casualty companies, were the largest contributors to performance over the period, as an overweight position and stock selection benefited

Industry Allocation

as of May 31, 2007
(as a percent of net assets)
Portfolio holdings are subject to change daily.

performance. Strong book value growth and relatively few catastrophes aided the property and casualty industry, where we also benefited by avoiding the very competitive personal line companies. Instead, we favored secular recovery companies in the insurance brokerage sub-group. Investments in select capital markets companies also proved profitable. These included asset managers, online brokers, and trust banks. An underweight position in banks also aided returns, as that group underperformed financials as a whole.

Consolidation activity in the richly-priced real estate investment trust (“REIT”) market continued to support the flood of liquidity into the sector, where our valuation discipline kept us in an underweight stance, as a result, we underperformed relative to the benchmark. Though the handful of REIT stocks we did own, these returned among the highest in all of financials sector.

In contrast, despite our market weight position in consumer finance, individual stock selection hurt the Fund’s performance in areas where consumer credit weakened during the early part of 2007, particularly with respect to companies with exposure to non-prime mortgage markets.

On an individual security basis, positions in property and casualty insurers Axis Capital Holdings Ltd. and Endurance Specialty Holdings Ltd., bond insurer Security Capital Assurance Ltd., and insurance broker Willis Group all benefited returns. The insurers were buoyed by growth in investment income and lower claims costs from catastrophes, and Willis was helped by better-than-expected organic growth. Metlife, Inc. stood out among life insurers, as sales of real estate and other non-core assets provided capital for its stock buyback program. Asset managers Affiliated Managers Group, Inc. and Franklin Resources, Inc. produced notable returns bolstered by supportive equity markets, as did online broker TD Ameritrade Holding Corp. and The Bank of New York Co., Inc.

In contrast, Capital One Financial Corp. depressed returns as problems surfaced in their recently-acquired North Fork Bancorp., Inc. banking and mortgage lending operation, and in their U.K. credit card unit. Mortgage lender Countrywide Financial Corp. was also negatively impacted by the meltdown in sub-prime loans, which unsettled mortgage investors and lowered the value of loans the company typically sells in secondary markets. We sold our position in Countrywide Financial Corp. based on our concerns about the potential length and depth of the housing downturn. Life insurer Conseco, Inc. proved detrimental to performance when a debt rating upgrade did not materialize as expected, prompting us to liquidate the position.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Citigroup, Inc.	5.9%

JP Morgan Chase & Co.	5.2%

American International Group, Inc.	4.8%

Wells Fargo & Co.	4.6%

Bank of America Corp.	4.0%

Wachovia Corp.	3.3%

Merrill Lynch & Co., Inc.	3.2%

US Bancorp.	3.2%

Affiliated Managers Group, Inc.	2.4%

PNC Financial Services Group, Inc.	2.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We were skeptical of the potential for the U.S. Federal Reserve Board (the “Fed”) to ease short-term lending rates in 2007. To date, we have been correct in this regard. With the Fed ’on hold’ and longer-term rates trending up, we continue to favor a mix of more aggressive and defensive stocks, while remaining cognizant of possible Fed easing in 2008.

With any rate relief seemingly pushed out to next year, we have remained cautious on companies with spread-based earnings, in favor of those less dependent on either a favorable yield curve or on the strength in housing and consumer credit markets. We believe the economy is not yet out of the woods with respect to housing-related concerns where the downturn may prove longer and deeper than some have forecast.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING FINANCIAL SERVICES FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class O
	1 Year	5 Year	10 Year	October 20, 1997		August 24, 2004		September 15, 2004

Including Sales Charge:
Class A(1)	11.96%	9.05%	12.14%	—		—		—
Class B(2)	12.89%	9.23%	—	7.53%		—		—
Class C(3)	16.90%	—	—	—		14.13%		—
Class O	18.77%	—	—	—		—		14.09%

Excluding Sales Charge:
Class A	18.80%	10.35%	12.81%	—		—		—
Class B	17.89%	9.51%	—	7.53%		—		—
Class C	17.90%	—	—	—		14.13%		—
Class O	18.77%	—	—	—		—		14.09%
S&P 500 Financials Index(4)	18.92%	10.13%	10.56%	9.37	%(6)	13.20	%(7)	13.20	%(8)
S&P 500® Index (5)	22.79%	9.45%	7.78%	7.21	%(6)	14.72	%(7)	14.72	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Financial Services Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(5)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)Since inception performance for indices is shown from November 1, 1997.

(7)Since inception performance for indices is shown from September 1, 2004.

(8)Since inception performance for indices is shown from October 1, 2004.

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

ING LargeCap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P. (“Brandes”), the Sub-Adviser. The Fund is managed by Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director, Amelia Maccoun Morris, CFA, Director, W. James Brown, CFA, Director, and Brent Fredberg, Senior Analyst of Brandes’ Large Cap Investment Committee.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.32% compared to the Russell 1000® Value Index and the Russell 1000® Index, which returned 25.58% and 22.93%, respectively, for the same period.

Portfolio Specifics: Gains for holdings in the pharmaceuticals, diversified telecommunication services, and food & staples retailing industries generally had the most positive impact upon performance during the period. Among these industries, positions such as Merck (pharmaceuticals), Verizon Communications (diversified telecommunication services), and Safeway (food & staples retailing) made the most significant contributions to returns. Fund holdings outside of these industries also advancing in the period included Whirlpool (household durables) and Intel (semiconductors & semiconductor equipment).

Conversely, declines for individual holdings such as Micron Technology (semiconductors & semiconductor equipment), Tenet Healthcare (health care providers & services), and The McClatchy Company (media) tended to weigh on overall results.

The Fund’s relative performance to the Russell 1000® Value Index was

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

helped by stock selection in the pharmaceuticals and food staples & retailing industries. The Fund also received positive relative contribution from overweight exposure to the diversified telecommunication services and computers & peripherals industries. However, stock selection in the health care providers & services industries weighed on relative returns. The Fund’s underweight exposure to the oil, gas & consumable fuels industry detracted from relative performance. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. We believe many companies in the industries where we have low exposure do not currently offer compelling values. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Please note that the Fund’s industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not by any “industry allocation” decision. Considering short-term market fluctuations and our long-term perspective, we believe attribution analysis, particularly in periods less than five years, provides minimal benefit.

Current Strategy and Outlook: Over the twelve-month period, we purchased shares in a number of companies at prices that we consider attractive. New purchases included Boston Scientific (health care equipment & supplies), Dell (computers & peripherals), and Johnson & Johnson (pharmaceuticals). We sold our positions in companies such as Schering-Plough (pharmaceuticals), Loews (insurance), and Mattel (leisure equipment & products) as their market prices advanced toward our estimates of intrinsic value.

As of May 31, 2007, the Fund’s most significant weighting was in the pharmaceuticals industry.

Top Ten Holdings
as of May 31, 2007
(as a percent of net assets)

Ford Motor Co.	4.5%

General Motors Corp.	4.1%

Verizon Communications, Inc.	3.6%

Intel Corp.	3.4%

Micron Technology, Inc.	3.3%

Gannett Co., Inc.	3.2%

Dell, Inc.	3.2%

Pfizer, Inc.	3.1%

Bristol-Myers Squibb Co.	3.1%

Sara Lee Corp.	3.1%
Portfolio holdings are subject to change daily.

While we monitor short-term events in U.S. equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING LARGECAP VALUE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception		Since Inception		Since Inception
		of Classes A and B		of Class C		of Class I
	1 Year	February 2, 2004		February 3, 2004		August 2, 2004

Including Sales Charge:
Class A(1)	19.99%	9.24%		—		—
Class B(2)	21.42%	9.65%		—		—
Class C(3)	25.45%	—		10.51%		—
Class I	27.80%	—		—		14.82%

Excluding Sales Charge:
Class A	27.32%	11.21%		—		—
Class B	26.42%	10.37%		—		—
Class C	26.45%	—		10.51%		—
Class I	27.80%	—		—		14.82%
Russell 1000® Value Index(4)	25.58%	15.78	%(6)	15.78	%(6)	18.52	%(7)
Russell 1000® Index(5)	22.93%	12.15	%(6)	12.15	%(6)	15.33	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING LargeCap Value Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1%.

(4)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 1000® Index measures the performance of the largest 1,000 U.S. incorporated companies.

(6)Since inception performance for indices is shown from February 1, 2004.

(7)Since inception performance for indices is shown from August 1, 2004.

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

ING MagnaCap Fund (the “Fund”) seeks growth of capital, with dividend income as a secondary consideration. The Fund is managed by Scott Lewis, Senior Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.24% compared to the Russell 1000® Value Index and the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), which returned 25.58% and 22.79%, respectively, for the same period.

Portfolio Specifics: The Fund benefited from stock selection in consumer discretionary and utilities. In contrast, our decision to underweight telecommunication services and utilities, the best-performing sectors during this period, detracted from relative performance. The Fund was also hurt by stock selection in energy.

In consumer discretionary, Goodyear Tire & Rubber Co. and Boyd Gaming Corp. performed well during the period. Goodyear Tire & Rubber Co. benefited from business divestitures, cost cutting initiatives, and strength in its emerging market businesses. We expect the company to be further bolstered by future pricing increases and flat raw materials costs. Since we purchased Boyd Gaming Corp. in August 2006, the stock has risen significantly on

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

takeover speculation. We decided to sell the position in February due to increased competition from Pennsylvania casinos as well as concerns over the impact of Atlantic City’s new smoking ban. Mirant Corp. was a utility company that helped performance as it continues to benefit from rising power prices, exposure to regions with supply constraints and takeover rumors.

Within the energy sector, Peabody Energy Corp., Weatherford International Ltd. and Evergreen Energy, Inc. acted as the biggest drags on performance. Peabody Energy Corp. and Weatherford International Ltd. were both hurt by a sharp and unanticipated decline in natural gas prices. Finally, our investment in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process, underperformed as management failed to deliver on performance milestones we had viewed as well within reach. The Weatherford International Ltd. and Evergreen Energy, Inc. position have been eliminated.

Current Strategy and Outlook: Currently, the Fund is positioned in companies which we believe have strong or improving competitive positions, robust end markets and/or superior capital allocation opportunities. Furthermore, each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top portfolio bets include: Goodyear Tire & Rubber Co. (discussed above); Plains Exploration and Production Co.; The Bank of New York Co., Inc.; InfraSource Services, Inc; and General Cable Corp.

We believe Plains Exploration and Production Co. should benefit from the monetization of its off-shore wells in the Gulf of Mexico.

Top Ten Holdings

as of May 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	4.6%

AT&T, Inc.	3.6%

Procter & Gamble Co.	3.1%

Citigroup, Inc.	3.0%

JP Morgan Chase & Co.	2.9%

Merrill Lynch & Co., Inc.	2.6%

Bank of America Corp.	2.3%

American International Group, Inc.	2.2%

Wells Fargo & Co.	2.0%

Goodyear Tire & Rubber Co.	1.9%

Portfolio holdings are subject to change daily.

We find this company attractive given its efforts to improve its balance sheet by increasing share buybacks. We believe that The Bank of New York Co., Inc.’s merger with Mellon Financial Corp. will achieve greater synergies than Wall Street expects given the bank’s high free cash flow. We continue to like companies such as, InfraSource Services, Inc. and General Cable Corp., which continue to benefit from robust utility company spending.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING MAGNACAP FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

				Since Inception	Since Inception
				of Class C	of Class I
	1 Year	5 Year	10 Year	June 1, 1999	March 5, 2003

Including Sales Charge:
Class A(1)	16.15%	7.61%	6.11%	—	—
Class B(2)	17.16%	7.80%	5.97%	—	—
Class C(3)	21.22%	8.09%	—	3.31%	—
Class I	23.52%	—	—	—	18.73%
Class M(4)	18.17%	7.59%	5.88%	—	—

Excluding Sales Charge:
Class A	23.24%	8.89%	6.74%	—	—
Class B	22.16%	8.09%	5.97%	—	—
Class C	22.22%	8.09%	—	3.31%	—
Class I	23.52%	—	—	—	18.73%
Class M	22.50%	8.36%	6.26%	—	—
Russell 1000® Value Index(5)	25.58%	12.51%	10.59%	7.63%	21.28	%(7)
S&P 500® Index(6)	22.79%	9.45%	7.78%	3.70%	17.23	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MagnaCap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(6)The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7)Since inception performance for indices is shown from March 1, 2003.

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING SmallCap Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA & Sandi L. Gleason, CFA both of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Omar Aguilar, Ph.D. & Vincent Costa, CFA both of ING Investment Management Co. (“ING IM”) — the Sub-Advisers.(1)

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.82% compared to the Russell 2000® Value Index and the Russell 2000® Index, which returned 20.28% and 18.92%, respectively, for the same period.

Portfolio Specifics: NWQ: The Fund’s performance was very strong on an absolute basis but trailed the Russell 2000® and Russell 2000® Value benchmarks over the twelve months ending May 31, 2007. The Fund benefited primarily from sector weightings. The producer durables, technology and consumer discretionary sectors provided the strongest returns for the one year period. The overweight producer durables sector, including top performer General Cable Corp., significantly contributed to the Fund’s total return. In addition, the underweight technology sector contributed positive results through excellent stock selection. The Fund was underweight in the outperforming consumer discretionary sector, but stock selection in this sector contributed strongly to performance. An overweight position combined with poor stock selection in the material and processing sector detracted from performance. Although underweight, the underperforming finance sector negatively impacted the portfolio returns as well.

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

The largest positive contribution to performance was generated by holdings in General Cable Corp., Fossil, Inc., CommScope Inc. and Hooker Furniture Corp. The four largest negative contributors were Gibraltar Industries, Inc., HomeBanc Corp., Indymac Bancorp Inc. and Griffon Corp. While we have trimmed General Cable Corp. and Fossil, Inc., Commscope, Inc. and Hooker Furniture Corp. still offer good appreciation potential. Gibraltar Industries, Inc. is a manufacturer, processor and distributor of residential and commercial building products, and processed metal products for industrial application. Impacted by the slow down in the auto and residential construction markets, the company’s unique business model generates a majority of its revenue from value added manufactured products, enabling it to achieve fairly stable margins regardless of steel prices. During the period we added to our position in Gibraltar Industries, Inc. Griffon Corp’s stock is very depressed reflecting the short term execution issues in its garage door and specialty chemicals segments. We believe the company is making good progress on fixing these businesses. Mortgage originator, Indymac Bancorp, faced selling pressures as subprime problems have impacted the entire industry. With management focused on lowering expenses, in our opinion the company should be positioned to gain market share as weaker participants leave the industry. HomeBanc Corp. continues to be impacted by the downturn in the mortgage industry as well. Management is acting to reduce the cost of business and should begin serious efforts to look for potential merger or buyout opportunities.

Kayne: During the Fund’s brief period through May 31, 2007, the stock market performed well as risk premiums lingered around historic lows and lower quality stocks prevailed in the marketplace. The apparent trends in S&P’s stock rankings and credit ratings clearly illustrated investors’ indifference towards risk, as stocks ranked B to D were the best performers during the period, while A-ranked stocks were the worst. Moreover, stocks financed with “junk bonds” outperformed the benchmark. Due to the low-quality headwinds, our high-quality Fund underperformed the Russell 2000® Value Index during the short period since it commenced. Technology and capital goods added value to the Fund relative to the Russell 2000® Value Index. Positive stock selection in both sectors contributed to performance. Conversely, materials and consumer discretionary stocks detracted from performance due to negative stock selection. Lincoln Electric Holdings, Inc. a manufacturer and seller of welding and cutting products worldwide, was the highest contributor to performance, as the company is seeing good growth in its international operations. The lowest contributor to performance during the period was World Fuel Services Corp., a marketer of aviation and marine fuel to airlines and shipping companies worldwide. The stock suffered following reports of a fourth-quarter decline in operating income; however, we continue to hold a position in the stock because of its, in our opinion, profitable business model and continued strong growth prospects.

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Kennametal, Inc.	3.4%

Lincoln Electric Holdings, Inc.	3.4%

Casey’s General Stores, Inc.	3.4%

Griffon Corp.	3.2%

Wausau Paper Corp.	3.0%

Marten Transport Ltd.	2.8%

Sappi Ltd. ADR	2.7%

Warren Resources, Inc.	2.6%

RAIT Investment Trust	2.6%

Del Monte Foods Co.	2.5%

*	Excludes short-term investments related to U.S. government agency obligations.

Portfolio holdings are subject to change daily.

ING IM: An overweight position in energy benefited the Fund. Theses gains were partially offset by an underweight position in industrials.

Security selection in energy and financials added to returns. Notable performers in energy included overweight positions in USEC and Bristow Group, as both gained due to strong earnings on the back of the rise in oil prices. In financials, top contributors included overweight positions in LandAmerica Financial Group and MAF Bancorp, Inc. which surged due to a buyout bid by National City.

In contrast, security selection in industrials hurt performance, particularly an underweight position in Deluxe, as the stock gained on the back of positive earnings news.

Current Strategy and Outlook: NWQ: In our opinion, the markets have been quite strong recently reflecting lessening concern about the economy and a flurry of mergers by strategic and private equity buyers. Corporate borrowing rates remain quite low relative to those of the U.S. Treasury, which we believe has contributed to the positive bias for the stock market. In our opinion, there are some early signs, however, of some buyer resistance to “covenant lite” bond deals to finance more leveraged private equity deals. This may be contributing to the increased volatility in the stock market in recent weeks. In this environment, NWQ will continue to pursue a disciplined valuation process that is particularly focused on having an attractive risk/reward in the Fund. While the markets have been robust, we continue to find attractive investment opportunities.

Kayne: After reaching peak profitability in 2006, corporate profits broke a string of double-digit increases in operating earnings, as the companies in the S&P 500® Index posted single-digit profit gains in the fourth quarter of 2006 for the first time in 18 quarters. We believe that a decelerating profit environment may prompt investors to rotate to higher quality companies because of their dependable earnings streams, such as those in the Fund. As always, we endeavor to manage the Fund with what we believe are the highest quality businesses, outgrowing their markets, purchased at discount values.

ING IM: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the Fund to capitalize on what we believe are high quality companies with superior business momentum, growing earnings and attractive valuations.

At the end of the period, the Fund was overweight energy and consumer staples and underweight materials and consumer discretionary.

(1) On March 2, 2007, the Board of Trustees of ING Equity Trust approved the addition of Kayne, LLC and ING IM as an additional sub-advisers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALLCAP VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception	Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 2, 2005		June 9, 2005

Including Sales Charge:
Class A(1)	11.06%	15.63%	—		—
Class B(2)	11.86%	16.66%	—		—
Class C(3)	15.85%	—	17.54%		—
Class I	18.00%	—	—		23.83%

Excluding Sales Charge:
Class A	17.82%	18.61%	—		—
Class B	16.86%	17.70%	—		—
Class C	16.85%	—	17.54%		—
Class I	18.00%	—	—		23.83%
Russell 2000® Value Index(4)	20.28%	16.54%	16.54	%(6)	19.25	%(7)
Russell 2000® Index(5)	18.92%	15.34%	15.34	%(6)	18.58	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception returns.

(4)The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(6)Since inception performance for indices is shown from February 1, 2005.

(7)Since inception performance for indices is shown from June 1, 2005.

ING VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

ING Value Choice Fund(1) (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC(2) — the Sub-Adviser.

Performance: For the year ended May 31, 2007, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.60% compared to the Russell Midcap® Value Index and the Russell Midcap® Index, which returned 26.42% and 23.76%, respectively, for the same period.

Portfolio Specifics: The materials sector was the largest contributor to performance during the period. Base metal mining holding Apex Silver Mines Ltd. was the best individual performer during the period. The stock had been plagued for most of the past 12 months over political concerns that Bolivia’s plan to nationalize its oil and gas industry would extend to the mining industry. However, in May, the Bolivian government stated that the country would honor previously issued mining licenses and favorably changed its tax stance. The company’s share price rose sharply after these announcements. Mosaic Co., which produces and markets crop nutrient and animal feed products, also performed well, due to rising demand for phosphate-based fertilizers and a successful operational and financial restructuring program.

Two other significant contributors to positive performance were consumer staples holdings Tyson Foods, Inc., the world’s largest diversified protein provider and supplier of beef, chicken, and pork to the global marketplace and Smithfield Foods Inc., a leading pork processor and hog producer. Both stocks exhibited several price corrections throughout the period which we used as buying

Industry Allocation

as of May 31, 2007
(as a percent of net assets)

Portfolio holdings are subject to change daily.

opportunities. The Fund benefited from strong price appreciation over the past six months which was enhanced by our overweight position in each of these companies.

The benchmark’s heavily weighted financial sector was the largest contributor to Russell Midcap® Value Index performance during the period. In contrast, the Fund was significantly underexposed to this sector and due to two holdings, the Fund’s financial sector detracted from performance. Acom Co. Ltd. and Promise Co. Ltd. are among the top consumer finance companies in Japan but have experienced significant stock price declines over the past year due to investor concerns over regulatory changes and legal challenges. We continue to carefully monitor the potential risk/reward profile of these two companies.

Korean-based Samsung SDI, one of the world’s largest cathode ray tube and plasma display panel manufacturers, suffered during the period due to increased competition and price deterioration of its products. We continue to believe the company is a quality franchise, with a strong balance sheet and dominant market share. The stock price of Levitt Corp., a homebuilding and real estate development company in the Southeastern United States, surged at the end of January after BFC Financial Corp. announced its agreement to buy the homebuilder. These gains eroded quickly, however, as concerns mounted over the company’s high inventory impairment charges. The stock finished the period as the Fund’s worst performer.

Current Strategy and Outlook: Although today’s markets offer a challenging environment, we continue to look for buying opportunities created by investor over-reaction to such things as inclement weather, lower than expected earnings announcements, unfavorable court rulings and regulatory changes, political risk, etc. At Tradewinds, we invest in companies that we feel trade below their intrinsic value and are mispriced by the market. We favor strong business franchises with significant barriers to entry that have the potential to create value over the long-term. We continue to believe the Fund is well positioned in food, agriculture,

Top Ten Holdings*

as of May 31, 2007
(as a percent of net assets)

Anglogold Ashanti Ltd. ADR	3.4%

Smithfield Foods, Inc.	3.4%

Apex Silver Mines Ltd.	2.9%

Bowater, Inc.	2.5%

Newmont Mining Corp.	2.1%

Nabors Industries, Inc., 0.940%, due 05/15/11	2.1%

International Rectifier Corp., 4.250%, due 07/15/07	2.0%

Kao Corp. ADR	2.0%

Tyson Foods, Inc.	2.0%

AGCO Corp.	2.0%

*	Excludes short-term investments related to U.S. government agency obligation.

Portfolio holdings are subject to change daily.

commodities, and basic materials companies worldwide and continue to diligently search the world for investment opportunities.

(1) Effective on or about December 15, 2006, the Fund changed its name from ING MidCap Value Choice Fund to ING Value Choice Fund.
(2) Effective February 28, 2007, Tradewinds NWQ Global Investors, LLC has changed its name to Tradewinds Global Investors, LLC.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING VALUE CHOICE FUND
PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended May 31, 2007

		Since Inception	Since Inception		Since Inception
		of Classes A and B	of Class C		of Class I
	1 Year	February 1, 2005	February 7, 2005		September 15, 2005

Including Sales Charge:
Class A(1)	17.43%	22.33%	—		—
Class B(2)	18.69%	23.67%	—		—
Class C(3)	22.71%	—	25.11%		—
Class I	24.99%	—	—		27.96%

Excluding Sales Charge:
Class A	24.60%	25.48%	—		—
Class B	23.69%	24.60%	—		—
Class C	23.71%	—	25.11%		—
Class I	24.99%	—	—		27.96%
Russell Midcap® Value Index(4)	26.42%	20.70%	20.70	%(6)	20.27	%(7)
Russell Midcap® Index(5)	23.76%	18.88%	18.88	%(6)	18.41	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)The Russell Midcap® Value Index is an unmanaged index that measures the performance of Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

(5)The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)Since inception performance for indices is shown from February 1, 2005.

(7)Since inception performance for indices is shown from October 1, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Real Estate Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,007.00	1.20%	$6.00
Class B	1,000.00	1,003.20	1.95	9.74
Class C	1,000.00	1,003.20	1.95	9.74
Class I	1,000.00	1,008.90	0.87	4.36
Class O	1,000.00	1,006.80	1.20	6.00
Class Q(a)	1,000.00	1,033.50	1.43	6.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class B	1,000.00	1,015.21	1.95	9.80
Class C	1,000.00	1,015.21	1.95	9.80
Class I	1,000.00	1,020.59	0.87	4.38
Class O	1,000.00	1,018.95	1.20	6.04
Class Q	1,000.00	1,017.80	1.43	7.19

ING Fundamental Research Fund
Actual Fund Return
Class A	$1,000.00	$1,101.20	1.25%	$6.55
Class B	1,000.00	1,097.70	2.00	10.46
Class C	1,000.00	1,099.10	2.00	10.47
Class I	1,000.00	1,097.40	0.83	4.34
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.79	0.83	4.18

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Real Estate Fund, which reflects the 163-day period due to its Class Q inception date of December 20, 2006).

(a)	Commencement of operations for Class Q on December 20, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING LargeCap Growth Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,085.80	1.44%	$7.49
Class B	1,000.00	1,082.10	2.09	10.85
Class C	1,000.00	1,081.80	2.09	10.85
Class I	1,000.00	1,088.30	0.96	5.00
Class Q	1,000.00	1,087.30	1.22	6.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	1.44%	$7.24
Class B	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,020.14	0.96	4.84
Class Q	1,000.00	1,018.90	1.22	6.09

ING MidCap Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,148.60	1.25%	$6.70
Class B	1,000.00	1,143.90	2.00	10.69
Class C	1,000.00	1,144.00	2.00	10.69
Class I	1,000.00	1,151.30	0.79	4.24
Class Q	1,000.00	1,149.70	1.04	5.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.99	0.79	3.98
Class Q	1,000.00	1,019.75	1.04	5.24

ING Opportunistic LargeCap Fund
Actual Fund Return
Class A	$1,000.00	$1,126.70	1.25%	$6.63
Class B	1,000.00	1,124.70	2.00	10.59
Class C	1,000.00	1,121.50	2.00	10.58
Class I(a)	1,000.00	1,110.10	1.00	4.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$6.29
Class B	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,020.09	1.00	5.04

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Opportunistic LargeCap Fund, which reflects the 163-day period due to its Class I inception date of December 20, 2006).

(a)	Commencement of operations for Class I on December 20, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING SmallCap Opportunities Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,122.00	1.50%	$7.94
Class B	1,000.00	1,117.60	2.25	11.88
Class C	1,000.00	1,117.80	2.25	11.88
Class I	1,000.00	1,124.10	1.06	5.61
Class Q	1,000.00	1,123.00	1.31	6.93
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class B	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,019.65	1.06	5.34
Class Q	1,000.00	1,018.40	1.31	6.59

ING Financial Services Fund
Actual Fund Return
Class A	$1,000.00	$1,075.90	1.22%	$6.31
Class B	1,000.00	1,071.60	1.97	10.17
Class C	1,000.00	1,071.60	1.97	10.17
Class O	1,000.00	1,075.20	1.22	6.31
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class B	1,000.00	1,015.11	1.97	9.90
Class C	1,000.00	1,015.11	1.97	9.90
Class O	1,000.00	1,018.85	1.22	6.14

ING LargeCap Value Fund
Actual Fund Return
Class A	$1,000.00	$1,094.80	1.45%	$7.57
Class B	1,000.00	1,090.80	2.20	11.47
Class C	1,000.00	1,090.90	2.20	11.47
Class I	1,000.00	1,097.30	1.13	5.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	1.45%	$7.29
Class B	1,000.00	1,013.96	2.20	11.05
Class C	1,000.00	1,013.96	2.20	11.05
Class I	1,000.00	1,019.30	1.13	5.69

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING MagnaCap Fund	December 1, 2006	May 31, 2007	Ratio	May 31, 2007*

Actual Fund Return
Class A	$1,000.00	$1,119.50	1.11%	$5.87
Class B	1,000.00	1,115.10	1.91	10.07
Class C	1,000.00	1,115.80	1.91	10.08
Class I	1,000.00	1,121.30	0.83	4.39
Class M	1,000.00	1,116.40	1.65	8.71
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.40	1.11%	$5.59
Class B	1,000.00	1,015.41	1.91	9.60
Class C	1,000.00	1,015.41	1.91	9.60
Class I	1,000.00	1,020.79	0.83	4.18
Class M	1,000.00	1,016.70	1.65	8.30

ING SmallCap Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,110.60	1.47%	$7.74
Class B	1,000.00	1,105.40	2.22	11.65
Class C	1,000.00	1,106.20	2.22	11.66
Class I	1,000.00	1,110.70	1.16	6.10
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.60	1.47%	$7.39
Class B	1,000.00	1,013.86	2.22	11.15
Class C	1,000.00	1,013.86	2.22	11.15
Class I	1,000.00	1,019.15	1.16	5.84

ING Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,113.40	1.49%	$7.85
Class B	1,000.00	1,109.00	2.24	11.78
Class C	1,000.00	1,109.00	2.24	11.78
Class I	1,000.00	1,114.70	1.17	6.17
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.49%	$7.49
Class B	1,000.00	1,013.76	2.24	11.25
Class C	1,000.00	1,013.76	2.24	11.25
Class I	1,000.00	1,019.10	1.17	5.89

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/ Trustees

ING Equity Trust and ING Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of ING Real Estate Fund, ING Fundamental Research Fund, ING LargeCap Growth Fund, ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING Financial Services Fund, ING LargeCap Value Fund, ING SmallCap Value Choice Fund, and ING Value Choice Fund (formerly, ING MidCap Value Choice Fund), each a series of ING Equity Trust, and ING MagnaCap Fund, a series of ING Investment Funds, Inc., as of May 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of May 31, 2007, the results of their operations, the changes in their net assets, and financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2007

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$392,990,069	$38,605,285	$251,415,402	$288,306,766
Short-term investments in affiliates at amortized cost	—	52,000	—	7,500,000
Short-term investments at amortized cost	1,995,731	—	52,672,896	67,962,000
Cash	485,789	4,519	515,769	84,683

Receivables:
Investment securities sold	6,160,645	2,411,821	625,670	—
Fund shares sold	489,825	336	514,262	139,260
Dividends and interest	319,946	41,693	189,495	135,132
Prepaid expenses	24,442	22,896	24,289	18,090
Reimbursement due from manager	—	29,671	52,546	136,498

Total assets	402,466,447	41,168,221	306,010,329	364,282,429

LIABILITIES:
Payable for investment securities purchased	3,997,710	1,203,182	163,654	1,486,135
Payable for fund shares redeemed	162,989	192,634	609,496	652,139
Payable for variation margin	—	35	—	—
Payable upon receipt of securities loaned	—	—	51,900,000	67,576,000
Payable to affiliates	326,270	52,660	286,178	433,009
Payable to custodian due to foreign currency overdraft**	—	—	17,196	—
Payable for trustee fees	1,207	1,262	8,150	10,642
Other accrued expenses and liabilities	61,882	35,511	160,969	320,409

Total liabilities	4,550,058	1,485,284	53,145,643	70,478,334

NET ASSETS	$397,916,389	$39,682,937	$252,864,686	$293,804,095

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$255,373,536	$71,538,417	$537,407,187	$335,760,923
Undistributed net investment income (accumulated net investment loss)	76,919	—	(1)	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	13,726,590	(36,415,677)	(334,653,477)	(85,053,422)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	128,739,344	4,560,197	50,110,977	43,096,594

NET ASSETS	$397,916,389	$39,682,937	$252,864,686	$293,804,095

+ Including securities loaned at value	$—	$—	$51,105,661	$66,418,054
* Cost of investments in securities	$264,250,725	$34,045,053	$201,304,210	$245,210,172
** Cost of foreign currency overdraft	$—	$—	$17,250	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Real	Fundamental	LargeCap	MidCap
	Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$165,376,570	$12,297,887	$73,555,976	$117,178,477
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,581,289	1,043,610	3,401,378	6,553,860
Net asset value and redemption price per share	$19.27	$11.78	$21.63	$17.88
Maximum offering price per share (5.75%)(1)	$20.45	$12.50	$22.95	$18.97

Class B:
Net assets	$6,331,479	$18,759,332	$64,119,884	$86,240,260
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	327,768	1,605,689	3,098,193	5,134,984
Net asset value and redemption price per share (2)	$19.32	$11.68	$20.70	$16.79
Maximum offering price per share	$19.32	$11.68	$20.70	$16.79

Class C:
Net assets	$4,941,711	$8,622,450	$34,843,205	$80,703,236
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	247,255	736,018	1,688,792	4,829,233
Net asset value and redemption price per share (2)	$19.99	$11.71	$20.63	$16.71
Maximum offering price per share	$19.99	$11.71	$20.63	$16.71

Class I:
Net assets	$168,125,441	$3,268	$79,264,737	$4,252,842
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	8,261,920	279	3,513,304	229,718
Net asset value and redemption price per share	$20.35	$11.71	$22.56	$18.51
Maximum offering price per share	$20.35	$11.71	$22.56	$18.51

Class O:
Net assets	$53,140,135	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	2,761,455	n/a	n/a	n/a
Net asset value and redemption price per share	$19.24	n/a	n/a	n/a
Maximum offering price per share	$19.24	n/a	n/a	n/a

Class Q:
Net assets	$1,053	n/a	$1,080,884	$5,429,280
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	55	n/a	48,481	299,261
Net asset value and redemption price per share	$19.28	n/a	$22.30	$18.14
Maximum offering price per share	$19.28	n/a	$22.30	$18.14

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$7,013,107	$149,122,095	$301,435,547	$104,069,315
Short-term investments in affiliates at amortized cost	20,000	4,700,000	12,000,000	—
Short-term investments at amortized cost	124,000	41,301,000	236,000	2,335,685
Cash	3,872	34,121	367	584,510

Receivables:
Investment securities sold	520,221	—	4,019,388	—
Fund shares sold	65,835	37,813	104,306	301,271
Dividends and interest	7,584	61,423	562,355	242,113
Prepaid expenses	18,181	24,898	21,739	26,245
Reimbursement due from manager	4,555	50,067	—	1,295

Total assets	7,777,355	195,331,417	318,379,702	107,560,434

LIABILITIES:
Payable for investment securities purchased	641,199	513,380	4,652,695	—
Payable for fund shares redeemed	—	637,679	854,662	177,442
Payable upon receipt of securities loaned	—	40,841,000	—	—
Payable to affiliates	6,211	204,866	284,653	129,145
Payable for trustee fees	595	7,273	5,594	611
Other accrued expenses and liabilities	17,885	184,890	161,242	36,944

Total liabilities	665,890	42,389,088	5,958,846	344,142

NET ASSETS	$7,111,465	$152,942,329	$312,420,856	$107,216,292

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,974,460	$358,476,362	$213,610,409	$90,419,915
Undistributed net investment income	—	2,585	1,124,213	169,936
Accumulated net realized gain (loss) on investments	538,581	(229,201,112)	24,075,581	6,273,877
Net unrealized appreciation on investments	598,424	23,664,494	73,610,653	10,352,564

NET ASSETS	$7,111,465	$152,942,329	$312,420,856	$107,216,292

+ Including securities loaned at value	$—	$40,152,247	$—	$—
* Cost of investments in securities	$6,414,683	$125,457,601	$227,824,894	$93,716,751

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

Class A:
Net assets	$6,715,827	$88,436,382	$254,698,794	$70,598,384
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	552,169	2,551,117	10,239,032	5,659,952
Net asset value and redemption price per share	$12.16	$34.67	$24.88	$12.47
Maximum offering price per share (5.75%)(1)	$12.90	$36.79	$26.40	$13.23

Class B:
Net assets	$256,928	$25,218,605	$33,006,976	$12,381,318
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	21,260	806,364	1,346,853	1,000,591
Net asset value and redemption price per share (2)	$12.09	$31.27	$24.51	$12.37
Maximum offering price per share	$12.09	$31.27	$24.51	$12.37

Class C:
Net assets	$112,354	$34,951,074	$1,256,442	$20,417,797
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	9,361	1,120,024	52,442	1,651,890
Net asset value and redemption price per share (2)	$12.00	$31.21	$23.96	$12.36
Maximum offering price per share	$12.00	$31.21	$23.96	$12.36

Class I:
Net assets	$26,356	$4,186,221	n/a	$3,818,793
Shares authorized	unlimited	unlimited	n/a	unlimited
Par value	$0.01	$0.01	n/a	$0.01
Shares outstanding	2,161	117,882	n/a	305,358
Net asset value and redemption price per share	$12.20	$35.51	n/a	$12.51
Maximum offering price per share	$12.20	$35.51	n/a	$12.51

Class O:
Net assets	n/a	n/a	$23,458,644	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$0.01	n/a
Shares outstanding	n/a	n/a	948,432	n/a
Net asset value and redemption price per share	n/a	n/a	$24.73	n/a
Maximum offering price per share	n/a	n/a	$24.73	n/a

Class Q:
Net assets	n/a	$150,047	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	4,281	n/a	n/a
Net asset value and redemption price per share	n/a	$35.05	n/a	n/a
Maximum offering price per share	n/a	$35.05	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$384,098,931	$97,158,400	$287,275,414
Short-term investments at amortized cost	56,146,000	5,604,245	115,261,329
Cash	848,301	988,501	9,813,803

Receivables:
Investment securities sold	4,446,067	180,407	11,337,214
Fund shares sold	32,433	502,972	1,448,088
Dividends and interest	554,244	61,236	621,676
Prepaid expenses	30,189	27,724	38,770
Reimbursement due from manager	—	27,252	88,077

Total assets	446,156,165	104,550,737	425,884,371

LIABILITIES:
Payable for investment securities purchased	6,335,491	1,059,020	44,309,965
Payable for fund shares redeemed	239,741	354,965	1,755,740
Payable upon receipt of securities loaned	52,248,000	—	28,643,000
Payable to affiliates	322,382	127,009	483,133
Payable for trustee fees	25,719	299	12,074
Other accrued expenses and liabilities	204,515	28,139	169,089

Total liabilities	59,375,848	1,569,432	75,373,001

NET ASSETS	$386,780,317	$102,981,305	$350,511,370

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$312,960,139	$87,839,391	$323,603,031
Undistributed net investment income	1,437,314	29,961	378,917
Accumulated net realized gain (loss) on investments	(14,738,514)	3,189,298	(7,376,225)
Net unrealized appreciation on investments	87,121,378	11,922,655	33,905,647

NET ASSETS	$386,780,317	$102,981,305	$350,511,370

+ Including securities loaned at value	$51,058,594	$—	$27,886,756
* Cost of investments in securities	$296,977,553	$85,235,745	$253,369,767

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

Class A:
Net assets	$349,677,779	$72,290,332	$216,598,096
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	23,673,623	5,034,335	13,530,966
Net asset value and redemption price per share	$14.77	$14.36	$16.01
Maximum offering price per share (5.75%)(1)	$15.67	$15.24	$16.99

Class B:
Net assets	$23,399,879	$4,496,509	$45,163,158
Shares authorized	80,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	1,639,300	317,199	2,841,905
Net asset value and redemption price per share(2)	$14.27	$14.18	$15.89
Maximum offering price per share	$14.27	$14.18	$15.89

Class C:
Net assets	$6,295,671	$16,264,219	$87,992,004
Shares authorized	20,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	440,656	1,145,955	5,542,419
Net asset value and redemption price per share(2)	$14.29	$14.19	$15.88
Maximum offering price per share	$14.29	$14.19	$15.88

Class I:
Net assets	$3,885,821	$9,930,245	$758,112
Shares authorized	50,000,000	unlimited	unlimited
Par value	$0.10	$0.01	$0.01
Shares outstanding	264,295	689,905	47,017
Net asset value and redemption price per share	$14.70	$14.39	$16.12
Maximum offering price per share	$14.70	$14.39	$16.12

Class M:
Net assets	$3,521,167	n/a	n/a
Shares authorized	5,000,000	n/a	n/a
Par value	$0.10	n/a	n/a
Shares outstanding	240,279	n/a	n/a
Net asset value and redemption price per share	$14.65	n/a	n/a
Maximum offering price per share (3.50%)(3)	$15.18	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

		ING	ING	ING
	ING	Fundamental	LargeCap	MidCap
	Real Estate	Research	Growth	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,034,095	$207,779	$2,150,926	$1,173,934
Interest(1)	269,373	16,701	91,385	387,427
Securities lending income	—	—	38,007	127,945
Settlement income	—	—	—	43,204

Total investment income	7,303,468	224,480	2,280,318	1,732,510

EXPENSES:
Investment management fees	2,636,380	97,991	1,971,137	2,939,603

Distribution and service fees:
Class A	377,797	17,592	283,988	341,570
Class B	61,367	47,908	723,472	908,987
Class C	42,955	21,695	386,593	808,333
Class O	110,407	—	—	—
Class Q	—	—	2,732	12,086

Transfer agent fees:
Class A	128,856	13,207	136,524	252,061
Class B	5,187	9,951	121,750	200,290
Class C	3,679	4,646	64,983	178,619
Class I	23,335	1	29,776	382
Class O	37,232	—	—	—
Class Q	—	—	509	522
Administrative and shareholder servicing fees	376,622	13,999	262,816	552,141
Shareholder reporting expense	93,620	3,244	119,244	179,717
Registration fees	79,095	37,466	58,834	60,406
Professional fees	50,662	34,102	42,823	55,886
Custody and accounting expense	44,018	13,157	47,198	37,625
Trustee fees	12,625	598	11,564	15,980
Offering expense	—	93,077	—	—
Miscellaneous expense	16,937	3,601	19,368	26,504
Interest expense	18,553	354	1,525	—

Total expenses	4,119,327	412,589	4,284,836	6,570,712
Net waived and reimbursed fees	—	(184,848)	(80,629)	(1,634,175)
Brokerage commission recapture	(79,062)	—	(39,069)	—

Net expenses	4,040,265	227,741	4,165,138	4,936,537

Net investment income (loss)	3,263,203	(3,261)	(1,884,820)	(3,204,027)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:

Net realized gain on:
Investments	32,120,633	2,860,671	20,049,651	43,650,986
Foreign currency related transactions	—	—	20,832	—
Futures	—	24,098	—	—

Net realized gain on investments, foreign currency related transactions, and futures	32,120,633	2,884,769	20,070,483	43,650,986

Net change in unrealized appreciation or depreciation on:
Investments	47,237,269	1,634,631	19,040,839	5,999,067
Foreign currency related transactions	—	—	(215)	—
Futures	—	(35)	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	47,237,269	1,634,596	19,040,624	5,999,067

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	79,357,902	4,519,365	39,111,107	49,650,053

Increase in net assets resulting from operations	$82,621,105	$4,516,104	$37,226,287	$46,446,026

* Foreign taxes withheld	$2,052	$449	$63,191	$—
(1) Affiliated income	$—	$923	$—	$44,999

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

	ING	ING	ING	ING
	Opportunistic	SmallCap	Financial	LargeCap
	LargeCap	Opportunities	Services	Value
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$64,697	$555,581	$6,313,333	$1,675,483
Interest(1)	1,139	284,380	366,055	168,239
Securities lending income	—	108,478	—	—

Total investment income	65,836	948,439	6,679,388	1,843,722

EXPENSES:
Investment management fees	39,355	1,440,257	2,249,224	784,560

Distribution and service fees:
Class A	13,744	252,442	846,094	146,830
Class B	895	263,030	432,417	100,983
Class C	299	351,537	16,040	155,615
Class O	—	—	37,718	—
Class Q	—	452	—	—

Transfer agent fees:
Class A	4,678	195,505	315,351	54,523
Class B	77	61,412	57,897	9,372
Class C	26	81,955	2,104	14,434
Class I	5	1,235	—	1,001
Class O	—	—	18,730	—
Class Q	—	77	—	—
Administrative and shareholder servicing fees	5,622	265,743	—	89,359
Shareholder reporting expense	3,439	89,406	115,546	23,530
Registration fees	37,379	57,449	61,842	58,624
Professional fees	10,217	33,935	49,060	12,720
Custody and accounting expense	2,373	27,950	39,500	11,125
Trustee fees	587	6,154	7,300	3,095
Offering expense	101,926	—	—	—
Miscellaneous expense	3,457	14,834	27,210	5,961
Interest expense	—	—	—	4,154

Total expenses	224,079	3,143,373	4,276,033	1,475,886
Net waived and reimbursed fees	(152,890)	(463,229)	(244,332)	(1,297)
Brokerage commission recapture	—	—	—	(6,884)

Net expenses	71,189	2,680,144	4,031,701	1,467,705

Net investment income (loss)	(5,353)	(1,731,705)	2,647,687	376,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	717,871	26,070,360	38,786,220	9,329,718
Net change in unrealized appreciation or depreciation on investments	445,782	128,132	10,062,771	10,408,017

Net realized and unrealized gain on investments	1,163,653	26,198,492	48,848,991	19,737,735

Increase in net assets resulting from operations	$1,158,300	$24,466,787	$51,496,678	$20,113,752

* Foreign taxes withheld	$2,114	$—	$—	$12,141
(1) Affiliated income	$171	$42,029	$171,734	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2007

		ING	ING
	ING	SmallCap Value	Value
	MagnaCap	Choice	Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,247,474	$956,789	$1,826,279
Interest	387,292	201,138	1,739,226
Securities lending income	65,895	—	76,443

Total investment income	8,700,661	1,157,927	3,641,948

EXPENSES:
Investment management fees	2,665,863	645,129	1,524,183

Distribution and service fees:
Class A	652,615	104,905	264,189
Class B	253,844	33,453	98,675
Class C	63,651	112,564	368,553
Class M	25,585	—	—

Transfer agent fees:
Class A	287,072	49,437	127,776
Class B	22,253	4,130	11,878
Class C	5,572	13,430	44,459
Class I	238	4,198	9
Class M	2,662	—	—
Administrative and shareholder servicing fees	—	64,789	152,417
Shareholder reporting expense	111,841	20,367	47,133
Registration fees	78,278	54,981	62,334
Professional fees	63,229	21,912	38,167
Custody and accounting expense	47,492	13,588	22,040
Trustee fees	15,225	1,560	4,271
Miscellaneous expense	26,238	5,512	5,860
Interest expense	80	—	1,037

Total expenses	4,321,738	1,149,955	2,772,981
Net waived and reimbursed fees	—	(96,620)	(136,048)
Brokerage commission recapture	—	(16,633)	(20,691)

Net expenses	4,321,738	1,036,702	2,616,242

Net investment income	4,378,923	121,225	1,025,706

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	22,093,354	3,540,899	6,924,276
Net change in unrealized appreciation or depreciation on investments	49,966,127	9,734,101	30,437,603

Net realized and unrealized gain on investments	72,059,481	13,275,000	37,361,879

Increase in net assets resulting from operations	$76,438,404	$13,396,225	$38,387,585

* Foreign taxes withheld	$33,348	$—	$48,877

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Fundamental Research Fund

	Year Ended	Year Ended	Year Ended	December 28, 2005(1)
	May 31,	May 31,	May 31,	to May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$3,263,203	$4,054,361	$(3,261)	$6,990
Net realized gain on investments and futures	32,120,633	21,963,828	2,884,769	70,340
Net change in unrealized appreciation or depreciation on investments and futures	47,237,269	25,113,333	1,634,596	(1,296)

Net increase in net assets resulting from operations	82,621,105	51,131,522	4,516,104	76,034

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(1,408,372)	(2,566,941)	(73,260)	—
Class B	(6,972)	(105,254)	(658)	—
Class C	(6,134)	(62,864)	(1,359)	—
Class I	(1,803,689)	(4,784,572)	(30)	—
Class O	(454,763)	(599,987)	—	—
Class Q	(7)	—	—	—

Net realized gains:
Class A	(11,843,789)	(5,812,816)	(79,072)	—
Class B	(489,173)	(302,426)	(852)	—
Class C	(318,162)	(179,433)	(1,814)	—
Class I	(13,166,210)	(10,452,149)	(26)	—
Class O	(3,388,566)	(1,290,330)	—	—
Class Q	(3)	—	—	—

Total distributions	(32,885,840)	(26,156,772)	(157,071)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,847,828	115,308,881	2,878,799	5,165,971
Proceeds issued in merger	—	—	34,984,449	—
Dividends reinvested	30,270,929	23,193,708	7,399	—

	187,118,757	138,502,589	37,870,647	5,165,971
Cost of shares redeemed	(123,578,433)	(101,643,495)	(7,783,893)	(4,855)

Net increase in net assets resulting from capital share transactions	63,540,324	36,859,094	30,086,754	5,161,116

Net increase in net assets	113,275,589	61,833,844	34,445,787	5,237,150

NET ASSETS:
Beginning of year	284,640,800	222,806,956	5,237,150	—

End of year	$397,916,389	$284,640,800	$39,682,937	$5,237,150

Undistributed net investment income at end of year	$76,919	$1,095,186	$—	$11,147

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING LargeCap Growth Fund		ING MidCap Opportunities Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment loss	$(1,884,820)	$(2,410,086)	$(3,204,027)	$(4,908,287)
Net realized gain on investments and foreign currency related transactions	20,070,483	36,220,023	43,650,986	98,754,455
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	19,040,624	(20,867,738)	5,999,067	(39,232,338)

Net increase in net assets resulting from operations	37,226,287	12,942,199	46,446,026	54,613,830

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains:
Class A	—	—	(681,679)	—
Class B	—	—	(570,827)	—
Class C	—	—	(514,628)	—
Class I	—	—	(19,779)	—
Class Q	—	—	(28,620)	—

Total distributions	—	—	(1,815,533)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,611,853	80,221,412	14,674,114	27,209,447
Dividends reinvested	—	—	1,215,823	—

	32,611,853	80,221,412	15,889,937	27,209,447
Cost of shares redeemed	(105,751,377)	(114,987,759)	(95,593,704)	(119,727,888)

Net decrease in net assets resulting from capital share transactions	(73,139,524)	(34,766,347)	(79,703,767)	(92,518,441)

Net decrease in net assets	(35,913,237)	(21,824,148)	(35,073,274)	(37,904,611)

NET ASSETS:
Beginning of year	288,777,923	310,602,071	328,877,369	366,781,980

End of year	$252,864,686	$288,777,923	$293,804,095	$328,877,369

Accumulated net investment loss at end of year	$(1)	$(6,086)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Fund		ING SmallCap Opportunities Fund

	Year Ended	December 28,	Year Ended	Year Ended
	May 31,	2005(1)to May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$(5,353)	$28,546	$(1,731,705)	$(2,652,118)
Net realized gain (loss) on investments	717,871	(172,951)	26,070,360	64,527,257
Net change in unrealized appreciation or depreciation on investments	445,782	152,642	128,132	(28,193,494)

Net increase in net assets resulting from operations	1,158,300	8,237	24,466,787	33,681,645

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(34,636)	—	—	—
Class B	(321)	—	—	—
Class C	(653)	—	—	—

Total distributions	(35,610)	—	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,028,111	5,057,154	14,245,885	29,308,006
Dividends reinvested	865	—	—	—

	1,028,976	5,057,154	14,245,885	29,308,006
Cost of shares redeemed	(105,592)	—	(47,862,221)	(95,852,416)

Net increase (decrease) in net assets resulting from capital share transactions	923,384	5,057,154	(33,616,336)	(66,544,410)

Net increase (decrease) in net assets	2,046,074	5,065,391	(9,149,549)	(32,862,765)

NET ASSETS:
Beginning of period	5,065,391	—	162,091,878	194,954,643

End of period	$7,111,465	$5,065,391	$152,942,329	$162,091,878

Undistributed net investment income at end of period	$—	$34,624	$2,585	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Financial Services Fund		ING LargeCap Value Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income	$2,647,687	$2,194,203	$376,017	$364,436
Net realized gain on investments	38,786,220	23,899,698	9,329,718	2,657,085
Net change in unrealized appreciation or depreciation on investments	10,062,771	13,832,355	10,408,017	258,554

Net increase in net assets resulting from operations	51,496,678	39,926,256	20,113,752	3,280,075

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(2,504,781)	(1,740,903)	(367,115)	(217,524)
Class B	—	(73,306)	—	(4,140)
Class C	(11,459)	(2,732)	—	(15,696)
Class I	—	—	(52,044)	(31,556)
Class O	(161,940)	(58,021)	—	—

Net realized gains:
Class A	(22,831,059)	(15,589,580)	(3,273,593)	(1,407,656)
Class B	(3,767,940)	(8,219,594)	(481,495)	(456,950)
Class C	(172,101)	(19,903)	(738,646)	(667,380)
Class I	—	—	(351,057)	(154,947)
Class O	(1,354,093)	(461,154)	—	—

Total distributions	(30,803,373)	(26,165,193)	(5,263,950)	(2,955,849)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,360,097	61,106,269	83,836,650	20,646,122
Dividends reinvested	23,433,985	19,452,946	3,549,152	2,113,921

	86,794,082	80,559,215	87,385,802	22,760,043
Cost of shares redeemed	(85,156,659)	(97,577,296)	(47,050,351)	(15,701,185)

Net increase (decrease) in net assets resulting from capital share transactions	1,637,423	(17,018,081)	40,335,451	7,058,858

Net increase (decrease) in net assets	22,330,728	(3,257,018)	55,185,253	7,383,084

NET ASSETS:
Beginning of year	290,090,128	293,347,146	52,031,039	44,647,955

End of year	$312,420,856	$290,090,128	$107,216,292	$52,031,039

Undistributed net investment income at end of year	$1,124,213	$1,203,315	$169,936	$213,078

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MagnaCap Fund		ING SmallCap Value Choice Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

FROM OPERATIONS:
Net investment income (loss)	$4,378,923	$3,326,910	$121,225	$(35,021)
Net realized gain on investments	22,093,354	49,585,253	3,540,899	1,378,067
Net change in unrealized appreciation or depreciation on investments	49,966,127	(8,969,892)	9,734,101	2,321,540

Net increase in net assets resulting from operations	76,438,404	43,942,271	13,396,225	3,664,586

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(3,688,545)	(3,246,856)	(61,882)	(46,978)
Class B	(107,174)	(76,481)	—	(264)
Class C	(26,152)	(12,808)	—	(3,505)
Class I	(41,299)	(33,945)	(22,100)	(3,927)
Class M	(20,331)	(20,123)	—	—

Net realized gains:
Class A	—	—	(1,006,775)	—
Class B	—	—	(81,228)	(78,955)
Class C	—	—	(268,036)	(8,444)
Class I	—	—	(201,970)	(27,492)
Class M	—	—	—	(4,501)

Total distributions	(3,883,501)	(3,390,213)	(1,641,991)	(174,066)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,721,026	16,026,134	75,038,918	28,818,198
Proceeds issued in merger	—	31,483,153	—	—
Dividends reinvested	3,417,725	2,971,606	1,323,435	129,190

	18,138,751	50,480,893	76,362,353	28,947,388
Cost of shares redeemed	(63,310,308)	(75,383,445)	(18,585,458)	(5,071,697)

Net increase (decrease) in net assets resulting from capital share transactions	(45,171,557)	(24,902,552)	57,776,895	23,875,691

Net increase in net assets	27,383,346	15,649,506	69,531,129	27,366,211

NET ASSETS:
Beginning of year	359,396,971	343,747,465	33,450,176	6,083,965

End of year	$386,780,317	$359,396,971	$102,981,305	$33,450,176

Undistributed net investment income at end of year	$1,437,314	$984,302	$29,961	$2,891

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Value Choice Fund

	Year Ended	Year Ended
	May 31,	May 31,
	2007	2006

FROM OPERATIONS:
Net investment income	$1,025,706	$169,520
Net realized gain on investments	6,924,276	1,729,370
Net change in unrealized appreciation or depreciation on investments	30,437,603	6,938,428

Net increase in net assets resulting from operations	38,387,585	8,837,318

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:
Class A	(813,911)	(57,665)
Class B	—	(1,537)
Class C	—	(8,035)
Class I	(53)	(11,138)

Net realized gains:
Class A	(5,302,465)	(165,586)
Class B	(432,560)	(35,054)
Class C	(1,716,040)	(102,919)
Class I	(656)	(23,003)

Total distributions	(8,265,685)	(404,937)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	166,823,089	59,815,178
Proceeds issued in merger	120,894,408	—
Dividends reinvested	6,729,481	286,053

	294,446,978	60,101,231
Cost of shares redeemed	(42,081,510)	(7,225,859)

Net increase in net assets resulting from capital share transactions	252,365,468	52,875,372

Net increase in net assets	282,487,368	61,307,753

NET ASSETS:
Beginning of year	68,024,002	6,716,249

End of year	$350,511,370	$68,024,002

Undistributed net investment income at end of year	$378,917	$167,175

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A

								December 20,
	Year Ended May 31,							2002(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.42		14.82		12.76		11.06	10.06

Income from investment operations:
Net investment income	$0.14	*	0.20	†	0.47	*	0.57	0.16
Net realized and unrealized gain on investments	$4.41		3.02		3.04		2.29	1.04
Total from investment operations	$4.55		3.22		3.51		2.86	1.20

Less distributions from:
Net investment income	$0.16		0.49		0.50		0.65	0.20
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.70		1.62		1.45		1.16	0.20
Net asset value, end of period	$19.27		16.42		14.82		12.76	11.06

Total Return(2)%	28.13		22.63		28.51		26.79	12.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$165,377		102,853		57,799		16,569	982

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.22		1.20		1.15		1.37	1.53
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.22		1.20		1.23		1.31	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.20		1.16		1.15		1.27	1.45
Net investment income after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.74		1.36	†	3.34		4.84	0.01
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

	Class B

								November 20,
	Year Ended May 31,							2002(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.45		14.85		12.78		11.10	10.00

Income from investment operations:
Net investment income (loss)	$(0.00	)*	0.08	†	0.37	**	0.45	0.12
Net realized and unrealized gain on investments	$4.43		3.02		3.05		2.32	1.15
Total from investment operations	$4.43		3.10		3.42		2.77	1.27

Less distributions from:
Net investment income	$0.02		0.37		0.40		0.58	0.17
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.56		1.50		1.35		1.09	0.17
Net asset value, end of period	$19.32		16.45		14.85		12.78	11.10

Total Return(2)%	27.24		21.70		27.62		25.81	12.77

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,331		5,037		3,484		1,990	149

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	(0.00	)*	0.61	†	2.64		3.28	1.91
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is more than $(0.005) or (0.005)%.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C

								January 17,
	Year Ended May 31,							2003(1) to
								May 31,
	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$16.98		15.28		13.11		11.37	9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.01	)*	0.11	†	0.38	*	0.43	(0.01)*
Net realized and unrealized gain on investments	$4.58		3.09		3.13		2.40	1.50
Total from investment operations	$4.57		3.20		3.51		2.83	1.49

Less distributions from:
Net investment income	$0.02		0.37		0.39		0.58	0.08
Net realized gains from investments	$1.54		1.13		0.95		0.51	—
Total distributions	$1.56		1.50		1.34		1.09	0.08
Net asset value, end of period	$19.99		16.98		15.28		13.11	11.37

Total Return(2)%	27.21		21.69		27.57		25.75	15.03

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,942		3,124		2,720		2,708	157

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.97		1.95		1.90		2.12	2.30
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.97		1.95		1.98		2.06	2.20
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.95		1.91		1.90		2.02	2.20
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	(0.02)		0.61	†	2.65		3.54	(1.62)
Portfolio turnover rate %	57		51		91		132	62

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 2.16% to 0.61%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

								Period
	Year Ended May 31,							Ended	Year Ended
								May 31,	October 31,
	2007		2006		2005		2004	2003(1)	2002

Per Share Operating Performance:
Net asset value, beginning of period	$17.25		15.49		13.28		11.45	9.98	9.77

Income from investment operations:
Net investment income	$0.21	*	0.28	*†	0.54	*	0.58	0.20	0.60
Net realized and unrealized gain on investments	$4.64		3.14		3.15		2.43	1.47	0.23
Total from investment operations	$4.85		3.42		3.69		3.01	1.67	0.83

Less distributions from:
Net investment income	$0.21		0.53		0.53		0.67	0.20	0.62
Net realized gains from investments	$1.54		1.13		0.95		0.51	—	—
Total distributions	$1.75		1.66		1.48		1.18	0.20	0.62
Net asset value, end of period	$20.35		17.25		15.49		13.28	11.45	9.98

Total Return(2)%	28.55		22.98		28.82		27.24	16.95	8.06

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$168,125		144,907		146,499		161,904	125,645	97,331

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture(3)%	0.90		0.92		0.90		1.06	1.19	0.98
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	0.90		0.92		0.98		0.96	1.00	0.98
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	0.87		0.88		0.90		0.96	1.00	0.98
Net investment income after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.07		1.68	†	3.70		4.69	4.26	4.29
Portfolio turnover rate %	57		51		91		132	62	106

(1) On November 4, 2002, pursuant to an Agreement and Plan of Reorganization dated August 20, 2002, all of the assets and liabilities of the CRA Realty Shares Portfolio were transferred to the newly created ING Real Estate Fund in exchange for shares of the ING Real Estate Fund. The financial highlight information presented for periods prior to November 4, 2002 reflects the activity of the CRA Realty Shares Portfolio. The ING Real Estate Fund has adopted a fiscal year end of May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.26, increase net realized and unrealized gain on investments per share by $0.26 and decrease the ratio of net investment income to average net assets from 3.23% to 1.68%.

See Accompanying Notes to Financial Statements

ING REAL ESTATE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O			Class Q

	Year	Year	September 15,	December 20,
	Ended	Ended	2004(1) to	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2005	2007

Per Share Operating Performance:
Net asset value, beginning of period	$16.40	14.81	13.52	18.84

Income from investment operations:
Net investment income (loss)	$0.14 *	0.21 †	0.39	(0.08)
Net realized and unrealized gain on investments	$4.41	3.00	2.23	0.71
Total from investment operations	$4.55	3.21	2.62	0.63

Less distributions from:
Net investment income	$0.17	0.49	0.38	0.14
Net realized gains from investments	$1.54	1.13	0.95	0.05
Total distributions	$1.71	1.62	1.33	0.19
Net asset value, end of period	$19.24	16.40	14.81	19.28

Total Return(2)%	28.15	22.60	20.12	3.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$53,140	28,720	12,305	1

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture (3)%	1.22	1.16	1.15	1.45
Net expenses after expense reimbursement/recoupment and prior to brokerage commission recapture(3)(4)%	1.22	1.16	1.23	1.45
Net expenses after expense reimbursement/recoupment and brokerage commission recapture(3)(4)%	1.20	1.13	1.15	1.43
Net investment income (loss) after expense reimbursement/recoupment and brokerage commission recapture (3)(4)%	0.73	1.36 †	3.32	(1.35)
Portfolio turnover rate %	57	51	91	57

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   Effective June 1, 2005, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, increase net realized and unrealized gain on investments per share by $0.25 and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%.

See Accompanying Notes to Financial Statements

ING FUNDAMENTAL RESEARCH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year		Year
	Ended	December 28,	Ended	February 6,
	May 31,	2005(1) to	May 31,	2006(1) to
	2007	May 31, 2006	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.16	10.00	10.12	10.15

Income (loss) from investment operations:
Net investment income (loss)	$0.06 *	0.01	(0.07)*	(0.02)*
Net realized and unrealized gain (loss) on investments	$1.86	0.15	1.91	(0.01)
Total from investment operations	$1.92	0.16	1.84	(0.03)

Less distributions from:
Net investment income	$0.14	—	0.12	—
Net realized gains on investments	$0.16	—	0.16	—
Total distributions	$0.30	—	0.28	—
Net asset value, end of period	$11.78	10.16	11.68	10.12

Total Return(2)%	19.12	1.60	18.34	(0.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,298	5,136	18,759	25

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	2.57	3.74	3.32	4.49
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00
Net investment income (loss) after expense reimbursement(3)(4)%	0.56	0.32	(0.62)	(0.42)
Portfolio turnover rate %	413	54	413	54

	Class C		Class I

	Year		July 18,
	Ended	April 17,	2006(1) to
	May 31,	2006(1) to	May 31,
	2007	May 31, 2006	2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.31	9.77

Income (loss) from investment operations:
Net investment income (loss)	$(0.07)*	(0.02)*	(0.05)*
Net realized and unrealized gain (loss) on investments	$1.94	(0.17)	2.33
Total from investment operations	$1.87	(0.19)	2.28

Less distributions from:
Net investment income	$0.12	—	0.18
Net realized gains on investments	$0.16	—	0.16
Total distributions	$0.28	—	0.34
Net asset value, end of period	$11.71	10.12	11.71

Total Return(2)%	18.60	(1.84)	23.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,622	77	3

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	3.32	4.49	2.17
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	0.83
Net investment income (loss) after expense reimbursement(3)(4)%	(0.60)	(0.42)	(0.49)
Portfolio turnover rate %	413	54	413

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$18.64		17.88		18.11	14.33	16.59

Income (loss) from investment operations:
Net investment loss	$(0.11	)*	(0.10	)*	(0.07)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	$3.10		0.86		0.37	3.88	(2.11)
Total from investment operations	$2.99		0.76		0.30	3.78	(2.26)

Less distributions from:
Net investment income	$—		—		0.38	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.53	—	—
Net asset value, end of year	$21.63		18.64		17.88	18.11	14.33

Total Return(1)%	16.04		4.25		1.65	26.38	(13.62)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$73,556		95,300		111,208	109,858	40,941

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment and brokerage commission recapture %	1.48		1.43		1.40	1.61	1.76
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)%	1.45		1.45		1.45	1.45	1.60
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	1.44		1.44		1.43	1.42	1.60
Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(2)%	(0.57)		(0.55)		(0.49)	(0.82)	(0.96)
Portfolio turnover rate %	84		99		81	142	291

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.95		17.33		17.57	13.99	16.30

Income (loss) from investment operations:
Net investment loss	$(0.23	)*	(0.22	)*	(0.24)	(0.21)	(0.24)
Net realized and unrealized gain (loss) on investments	$2.98		0.84		0.41	3.79	(2.07)
Total from investment operations	$2.75		0.62		0.17	3.58	(2.31)

Less distributions from:
Net investment income	$—		—		0.26	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.41	—	—
Net asset value, end of year	$20.70		17.95		17.33	17.57	13.99

Total Return(1)%	15.32		3.58		0.97	25.59	(14.17)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$64,120		83,019		106,162	119,658	72,575

Ratios to average net assets:
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture %	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement/ recoupment and prior to brokerage commission recapture(2)%	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement/ recoupment and brokerage commission recapture(2)%	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement/recoupment and brokerage commission recapture (2)%	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	84		99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$17.90		17.27		17.52	13.95	16.25

Income (loss) from investment operations:
Net investment loss	$(0.22	)*	(0.22	)*	(0.19)	(0.22)	(0.25)
Net realized and unrealized gain (loss) on investments	$2.95		0.85		0.36	3.79	(2.05)
Total from investment operations	$2.73		0.63		0.17	3.57	(2.30)

Less distributions from:
Net investment income	$—		—		0.27	—	—
Return of capital	$—		—		0.15	—	—
Total distributions	$—		—		0.42	—	—
Net asset value, end of year	$20.63		17.90		17.27	17.52	13.95

Total Return(1)%	15.25		3.65		0.92	25.59	(14.15)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$34,843		43,089		52,355	53,976	31,516

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	2.13		2.08		2.05	2.26	2.41
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	2.10		2.10		2.10	2.09	2.25
Net expenses after expense reimbursement and brokerage commission recapture(2)%	2.09		2.09		2.08	2.07	2.25
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(1.22)		(1.20)		(1.13)	(1.47)	(1.61)
Portfolio turnover rate %	84		99		81	142	291

	Class I

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.35	18.47		18.69	14.71	16.93

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.01	)*	0.02	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	$3.22	0.89		0.37	4.03	(2.16)
Total from investment operations	$3.21	0.88		0.39	3.98	(2.22)

Less distributions from:
Net investment income	$—	—		0.46	—	—
Return of capital	$—	—		0.15	—	—
Total distribution	$—	—		0.61	—	—
Net asset value, end of year	$22.56	19.35		18.47	18.69	14.71

Total Return(2)%	16.59	4.76		2.07	27.06	(13.11)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$79,265	66,319		38,841	36,504	22,156

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.01	0.97		0.94	1.10	1.21
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	0.98	0.98		0.99	0.94	1.05
Net expenses after expense reimbursement and brokerage commission recapture(2)%	0.96	0.98		0.97	0.91	1.05
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.09)	(0.05)		(0.02)	(0.31)	(0.42)
Portfolio turnover rate %	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period

See Accompanying Notes to Financial Statements

ING LARGECAP GROWTH FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$19.17	18.35		18.58	14.66	16.92

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.07	)*	(0.06)	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments	$3.20	0.89		0.40	4.03	(2.11)
Total from investment operations	$3.13	0.82		0.34	3.92	(2.26)

Less distributions from:
Net investment income	$—	—		0.42	—	—
Return of capital	$—	—		0.15	—	—
Total distributions	$—	—		0.57	—	—
Net asset value, end of year	$22.30	19.17		18.35	18.58	14.66

Total Return(1)%	16.33	4.47		1.81	26.74	(13.36)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,081	1,051		2,037	6,035	6,178

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture %	1.26	1.22		1.19	1.32	1.47
Net expenses after expense reimbursement and prior to brokerage commission recapture(2)%	1.23	1.24		1.24	1.17	1.31
Net expenses after expense reimbursement and brokerage commission recapture(2)%	1.22	1.23		1.22	1.14	1.31
Net investment loss after expense reimbursement and brokerage commission recapture(2)%	(0.34)	(0.36)		(0.27)	(0.53)	(0.66)
Portfolio turnover rate %	84	99		81	142	291

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007	2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.18	13.01		12.06	10.12	11.11

Income (loss) from investment operations:
Net investment loss	$(0.11)	(0.13	)*	(0.16)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	$2.90	2.30		1.10	2.00	(0.87)
Total from investment operations	$2.79	2.17		0.94	1.94	(0.99)

Less distributions from:
Net realized gains on investments	$0.09	—		—	—	—
Total distributions	$0.09	—		—	—	—
Payment by affiliate	$—	—		0.01	—	—
Net asset value, end of year	$17.88	15.18		13.01	12.06	10.12

Total Return(1)%	18.49	16.68		7.88 †	19.17	(8.91)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$117,178	122,820		118,668	133,363	44,010

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.84	1.82		1.71	1.70	1.83
Net expenses after expense reimbursement/recoupment (2)(3)%	1.25	1.39		1.64	1.59	1.50
Net investment loss after expense reimbursement/recoupment(2)(3)%	(0.66)	(0.90)		(1.15)	(1.06)	(1.15)
Portfolio turnover rate %	167	103		50	115	345

	Class B

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.37		12.41		11.59	9.80	10.83

Income (loss) from investment operations:
Net investment loss	$(0.21	)*	(0.23	)*	(0.27)	(0.06)	(0.20)
Net realized and unrealized gain (loss) on investments	$2.72		2.19		1.08	1.85	(0.83)
Total from investment operations	$2.51		1.96		0.81	1.79	(1.03)

Less distributions from:
Net realized gains on investments	$0.09		—		—	—	—
Total distributions	$0.09		—		—	—	—
Payment by affiliate	$—		—		0.01	—	—
Net asset value, end of year	$16.79		14.37		12.41	11.59	9.80

Total Return(1)%	17.58		15.79		7.08 †	18.27	(9.51)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$86,240		107,722		139,100	191,288	43,183

Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement/recoupment (2)%	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement/recoupment(2)%	(1.41)		(1.66)		(1.87)	(1.69)	(1.85)
Portfolio turnover rate %	167		103		50	115	345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(3) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80% and 7.00% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C

	Year Ended May 31,

	2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$14.30		12.35		11.53	9.75	10.77

Income (loss) from investment operations:
Net investment loss	$(0.20	)*	(0.23	)*	(0.26)	(0.12)	(0.19)
Net realized and unrealized gain (loss) on investments	$2.70		2.18		1.07	1.90	(0.83)
Total from investment operations	$2.50		1.95		0.81	1.78	(1.02)

Less distributions from:
Net realized gains on investments	$0.09		—		—	—	—
Total distributions	$0.09		—		—	—	—
Payment by affiliate	$—		—		0.01	—	—
Net asset value, end of year	$16.71		14.30		12.35	11.53	9.75

Total Return(1)%	17.60		15.79		7.11 †	18.26	(9.47)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$80,703		90,156		101,261	131,461	67,730

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	2.54		2.52		2.41	2.40	2.53
Net expenses after expense reimbursement(2)%	2.00		2.15		2.37	2.29	2.20
Net investment loss after expense reimbursement(2)%	(1.41)		(1.66)		(1.88)	(1.80)	(1.85)
Portfolio turnover rate %	167		103		50	115	345

	Class I

	Year Ended May 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.64	13.35	12.33	10.33		11.29

Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.07)	(0.09)	(0.09	)*	(0.11)
Net realized and unrealized gain (loss) on investments	$2.99	2.36	1.10	2.09		(0.85)
Total from investment operations	$2.96	2.29	1.01	2.00		(0.96)

Less distributions from:
Net realized gains on investments	$0.09	—	—	—		—
Total distributions	$0.09	—	—	—		—
Payment by affiliate	$—	—	0.01	—		—
Net asset value, end of year	$18.51	15.64	13.35	12.33		10.33

Total Return(1)%	19.03	17.15	8.27 †	19.36		(8.50)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$4,253	3,376	3,000	2,614		10,844

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.33	1.34	1.27	1.31		1.41
Net expenses after expense reimbursement(2)%	0.79	0.97	1.22	1.17		1.09
Net investment loss after expense reimbursement(2)%	(0.20)	(0.48)	(0.72)	(0.81)		(0.71)
Portfolio turnover rate %	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.03% and 8.19% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING MIDCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class Q

	Year Ended May 31,

	2007	2006	2005	2004		2003

Per Share Operating Performance:
Net asset value, beginning of year	$15.36	13.15	12.17	10.19		11.16

Income (loss) from investment operations:
Net investment loss	$(0.07)	(0.11)	(0.13)	(0.10	)*	(0.09)
Net realized and unrealized gain (loss) on investments	$2.94	2.32	1.10	2.08		(0.88)
Total from investment operations	$2.87	2.21	0.97	1.98		(0.97)

Less distributions from:
Net realized gains on investments	$0.09	—	—	—		—
Total distributions	$0.09	—	—	—		—
Payment by affiliate	$—	—	0.01	—		—
Net asset value, end of year	$18.14	15.36	13.15	12.17		10.19

Total Return(1)%	18.79	16.81	8.05 †	19.43		(8.69)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,429	4,805	4,753	4,898		4,886

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.58	1.60	1.52	1.56		1.66
Net expenses after expense reimbursement(2)%	1.04	1.22	1.47	1.45		1.33
Net investment loss after expense reimbursement(2)%	(0.45)	(0.73)	(0.98)	(1.00)		(0.98)
Portfolio turnover rate %	167	103	50	115		345

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2005, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.97% for Class Q.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B

	Year Ended	December 28,	Year Ended	April 5,
	May 31,	2005(1) to	May 31,	2006(1) to
	2007	May 31, 2006	2007	May 31, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$10.02	10.00	10.01	10.65

Income (loss) from investment operations:
Net investment income (loss)	$(0.01)*	0.06	(0.08)*	(0.01)
Net realized and unrealized gain (loss) on investments	$2.22	(0.04)	2.21	(0.63)
Total from investment operations	$2.21	0.02	2.13	(0.64)

Less distributions from:
Net investment income	$0.07	—	0.05	—
Total distributions	$0.07	—	0.05	—
Net asset value, end of period	$12.16	10.02	12.09	10.01

Total Return(2)%	22.11	0.20	21.35	(6.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,716	5,021	257	35

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	3.97	3.74	4.72	4.49
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	2.00	2.00
Net investment income (loss) after expense reimbursement(3)(4)%	(0.08)	1.32	(0.70)	(0.81)
Portfolio turnover rate %	240	51	240	51

	Class C		Class I

	Year Ended	April 27,	December 20,
	May 31,	2006(1) to	2006(1) to
	2007	May 31, 2006	May 31, 2007

Per Share Operating Performance:
Net asset value, beginning of period	$10.01	10.48	10.99

Income (loss) from investment operations:
Net investment income (loss)	$(0.08)*	(0.01)	0.02 *
Net realized and unrealized loss on investments	$2.16	(0.46)	1.19
Total from investment operations	$2.08	(0.47)	1.21

Less distributions from:
Net investment income	$0.09	—	—
Total distributions	$0.09	—	—
Net asset value, end of period	$12.00	10.01	12.20

Total Return(2)%	20.89	(4.58)	11.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$112	10	26

Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	4.72	4.54	3.72
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	1.00
Net investment income (loss) after expense reimbursement(3)(4)%	(0.75)	(0.74)	0.43
Portfolio turnover rate %	240	51	240

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Per share numbers have been calculated using average shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$29.23		24.37		22.53		18.16	24.04

Income (loss) from investment operations:
Net investment loss	$(0.26	)*	(0.31	)*	(0.31	)*	(0.37)	(0.35)
Net realized and unrealized gain (loss) on investments	$5.70		5.17		2.15		4.74	(5.53)
Total from investment operations	$5.44		4.86		1.84		4.37	(5.88)
Net asset value, end of year	$34.67		29.23		24.37		22.53	18.16

Total Return(1)%	18.61		19.94		8.17		24.06 †	(24.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$88,436		89,328		93,821		105,890	118,570

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.83		1.85		1.74		1.74	1.88
Net expenses after expense reimbursement(2)%	1.50		1.50		1.63		1.74	1.88
Net investment loss after expense reimbursement(2)%	(0.86)		(1.13)		(1.36)		(1.52)	(1.80)
Portfolio turnover rate %	78		87		62		60	357

		Class B

		Year Ended May 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.57		22.32		20.78		16.87	22.48

Income (loss) from investment operations:
Net investment loss		$(0.44	)*	(0.47	)*	(0.44	)*	(0.50)	(0.48)
Net realized and unrealized gain (loss) on investments		$5.14		4.72		1.98		4.41	(5.13)
Total from investment operations		$4.70		4.25		1.54		3.91	(5.61)
Net asset value, end of year		$31.27		26.57		22.32		20.78	16.87

Total Return(1)%		17.69		19.04		7.41		23.18 †	(24.96)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$25,219		30,678		43,929		77,751	85,465

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement	%	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement	%	(1.61)		(1.88)		(2.10)		(2.07)	(2.50)
Portfolio turnover rate	%	78		87		62		60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of SmallCap Opportunities.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% and 0.06% impact on Class A and Class B total returns, respectively. Excluding the reimbursements, the total returns would have been 23.95% and 23.12%, for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C

		Year Ended May 31,

		2007		2006		2005		2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$26.51		22.27		20.73		16.83	22.44

Income (loss) from investment operations:
Net investment loss		$(0.44	)*	(0.47	)*	(0.44	)*	(0.49)	(0.49)
Net realized and unrealized gain (loss) on investments		$5.14		4.71		1.98		4.39	(5.12)
Total from investment operations		$4.70		4.24		1.54		3.90	(5.61)
Net asset value, end of year		$31.21		26.51		22.27		20.73	16.83

Total Return(1)%		17.73		19.04		7.43		23.17 †	(25.00)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$34,951		39,174		43,603		57,140	63,406

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	2.53		2.55		2.44		2.44	2.58
Net expenses after expense reimbursement	%	2.25		2.25		2.35		2.44	2.58
Net investment loss after expense reimbursement	%	(1.61)		(1.88)		(2.09)		(2.06)	(2.50)
Portfolio turnover rate	%	78		87		62		60	357

		Class I

		Year Ended May 31,

		2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$29.82		24.73		22.76	18.27	24.07

Income (loss) from investment operations:
Net investment loss		$(0.13	)*	(0.18	)*	(0.21)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments		$5.82		5.27		2.18	4.72	(5.57)
Total from investment operations		$5.69		5.09		1.97	4.49	(5.80)
Net asset value, end of year		$35.51		29.82		24.73	22.76	18.27

Total Return(1)%		19.08		20.58		8.66	24.58 †	(24.10)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$4,186		2,727		13,359	11,526	8,510

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.34		1.34		1.28	1.31	1.46
Net expenses after expense reimbursement	%	1.06		1.04		1.17	1.31	1.46
Net investment loss after expense reimbursement	%	(0.42)		(0.65)		(0.91)	(1.09)	(1.37)
Portfolio turnover rate	%	78		87		62	60	357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.06% impact on Class C and Class I total returns. Excluding the reimbursements, the total returns would have been 23.11% and 24.52% for Class C and Class I, respectively.

See Accompanying Notes to Financial Statements

ING SMALLCAP OPPORTUNITIES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class Q

		Year Ended May 31,

		2007		2006		2005		2004		2003

Per Share Operating Performance:
Net asset value, beginning of year		$29.50		24.54		22.64		18.22		24.07

Income (loss) from investment operations:
Net investment loss		$(0.21	)*	(0.26	)*	(0.27	)*	(0.29	)*	(0.53)
Net realized and unrealized gain (loss) on investments		$5.76		5.22		2.17		4.71		(5.32)
Total from investment operations		$5.55		4.96		1.90		4.42		(5.85)
Net asset value, end of year		$35.05		29.50		24.54		22.64		18.22

Total Return(1)%		18.81		20.21		8.39		24.26	†	(24.30)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$150		186		243		463		906

Ratios to average net assets:
Gross expenses prior to expense reimbursement	%	1.59		1.59		1.56		1.57		1.70
Net expenses after expense reimbursement	%	1.31		1.30		1.45		1.57		1.70
Net investment loss after expense reimbursement	%	(0.67)		(0.93)		(1.19)		(1.36)		(1.62)
Portfolio turnover rate	%	78		87		62		60		357

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

†   In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on an investment transaction, which otherwise would have had a 0.11% impact on Class Q total returns. Excluding the reimbursements, the total returns would have been 24.15%.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A

	Year Ended May 31,

	2007	2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year	$23.23	22.21	22.03	19.24	22.11

Income (loss) from investment operations:
Net investment income	$0.24	0.23	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	$4.02	3.00	1.58	3.60	(1.78)
Total from investment operations	$4.26	3.23	1.74	3.69	(1.66)

Less distributions from:
Net investment income	$0.26	0.22	0.08	0.08	0.09
Net realized gains from investments	$2.35	1.99	1.48	0.82	1.12
Total distributions	$2.61	2.21	1.56	0.90	1.21
Net asset value, end of year	$24.88	23.23	22.21	22.03	19.24

Total Return(1)%	18.80	14.71	7.97	19.57	(6.98)

Ratios and Supplemental Data:
Net assets, end of year (millions)	$255	215	183	193	182

Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.32	1.29	1.27	1.41	1.52
Net expenses after expense reimbursement(2)%	1.22	1.19	1.17	1.41	1.52
Net investment income after expense reimbursement(2)%	0.99	0.99	0.69	0.40	0.54
Portfolio turnover rate %	36	26	27	35	19

		Class B

		Year Ended May 31,

		2007		2006		2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$22.86		21.87		21.79	19.12	22.03

Income (loss) from investment operations:
Net investment income (loss)		$0.05	*	0.05	*	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments		$3.95		2.95		1.57	3.57	(1.72)
Total from investment operations		$4.00		3.00		1.56	3.49	(1.79)

Less distributions from:
Net investment income		$—		0.02		—	—	—
Net realized gains from investments		$2.35		1.99		1.48	0.82	1.12
Total distributions		$2.35		2.01		1.48	0.82	1.12
Net asset value, end of year		$24.51		22.86		21.87	21.79	19.12

Total Return(1)%		17.89		13.81		7.21	18.60	(7.66)

Ratios and Supplemental Data:
Net assets, end of year (millions)		$33		64		107	127	127

Ratios to average net assets:
Expenses	%	1.97		1.94		1.92	2.16	2.27
Net investment income (loss)%		0.20		0.21		(0.06)	(0.36)	(0.21)
Portfolio turnover rate	%	36		26		27	35	19

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2) ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FINANCIAL SERVICES FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C					Class O

	Year Ended				August 24,	Year Ended			September 15,
	May 31,				2004(1) to	May 31,			2004(1) to
					May 31,				May 31,
	2007		2006		2005	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$22.53		21.78		21.78	23.13		22.15	22.67

Income from investment operations:
Net investment income	$0.06	*	0.08	*	0.09	0.25	*	0.22	0.17
Net realized and unrealized gain on investments	$3.88		2.93		1.49	3.98		3.00	0.92
Total from investment operations	$3.94		3.01		1.58	4.23		3.22	1.09

Less distributions from:
Net investment income	$0.16		0.27		0.10	0.28		0.25	0.13
Net realized gains from investments	$2.35		1.99		1.48	2.35		1.99	1.48
Total distributions	$2.51		2.26		1.58	2.63		2.24	1.61
Net asset value, end of period	$23.96		22.53		21.78	24.73		23.13	22.15

Total Return(2)%	17.90		13.97		7.29	18.77		14.68	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,256		1,311		13	23,459		9,659	3,658

Ratios to average net assets:
Expenses(3)%	1.97		1.94		1.92	1.22		1.19	1.17
Net investment income(3)%	0.24		0.35		0.12	1.03		1.03	0.80
Portfolio turnover rate %	36		26		27	36		26	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

					February 2,					February 2,
	Year Ended May 31,				2004(1) to	Year Ended May 31,				2004(1) to
					May 31,					May 31,
	2007		2006	2005	2004	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.31		10.23	9.65	10.00	10.25	10.17	9.63		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.07	**	0.10	0.05	0.01	(0.02)	0.03	(0.00	)*	(0.00)*
Net realized and unrealized income (loss) on investments	$2.70		0.64	0.69	(0.36)	2.69	0.63	0.65		(0.37)
Total from investment operations	$2.77		0.74	0.74	(0.35)	2.67	0.66	0.65		(0.37)

Less distributions from:
Net investment income	$0.06		0.09	0.08	—	—	0.01	0.03		—
Net realized gains on investments	$0.55		0.57	0.08	—	0.55	0.57	0.08		—
Total distributions	$0.61		0.66	0.16	—	0.55	0.58	0.11		—
Net asset value, end of period	$12.47		10.31	10.23	9.65	12.37	10.25	10.17		9.63

Total Return(2)%	27.32		7.65	7.64	(3.50)	26.42	6.81	6.78		(3.70)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,598		29,839	22,079	4,729	12,381	7,645	8,447		2,601

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.45		1.50	1.94	4.05	2.20	2.25	2.69		4.80
Net expenses after expense reimbursement and prior to brokerage commission recapture (3)(4)%	1.45		1.45	1.45	1.35	2.20	2.20	2.20		2.10
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	1.45		1.45	1.45	1.35	2.20	2.20	2.20		2.10
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.62		1.06	0.93	0.72	(0.13)	0.29	0.17		(0.07)
Portfolio turnover rate %	43		34	47	4	43	34	47		4

	Class C

					February 3,
	Year Ended May 31,				2004(1) to
					May 31,
	2007	2006	2005		2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.24	10.17	9.63		9.96

Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.03	0.00	*	(0.00)*
Net realized and unrealized income (loss) on investments	$2.70	0.62	0.65		(0.33)
Total from investment operations	$2.67	0.65	0.65		(0.33)

Less distributions from:
Net investment income	$—	0.01	0.03		—
Net realized gains on investments	$0.55	0.57	0.08		—
Total distributions	$0.55	0.58	0.11		—
Net asset value, end of period	$12.36	10.24	10.17		9.63

Total Return(2)%	26.45	6.79	6.76		(3.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,418	11,566	11,358		3,793

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.20	2.25	2.69		4.81
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.20	2.20	2.20		2.11
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	2.20	2.20	2.20		2.11
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	(0.13)	0.29	0.17		(0.03)
Portfolio turnover rate %	43	34	47		4

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005 or more than $(0.005).

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING LARGECAP VALUE FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I

	Year Ended			August 2,
	May 31,			2004(1) to
				May 31,
	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$10.32		10.24	9.72

Income from investment operations:
Net investment income	$0.10	*	0.14	0.10
Net realized and unrealized gain on investments	$2.72		0.63	0.59
Total from investment operations	$2.82		0.77	0.69

Less distributions from:
Net investment income	$0.08		0.12	0.09
Net realized gains on investments	$0.55		0.57	0.08
Total distributions	$0.63		0.69	0.17
Net asset value, end of period	$12.51		10.32	10.24

Total Return(2)%	27.80		7.94	7.13

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,819		2,981	2,764

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.13		1.23	1.65
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.13		1.18	1.16
Net expense after expense reimbursement and brokerage commission recapture(3)(4)%	1.13		1.18	1.16
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.90		1.31	1.22
Portfolio turnover rate %	43		34	47

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible reimbursement to the Investment Adviser within three years of being incurred.

*  Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.12		10.81	10.28	8.82	10.11

Income (loss) from investment operations:
Net investment income		$0.17	**	0.12	0.12	0.09	0.06
Net realized and unrealized gain (loss) on investments		$2.63		1.31	0.54	1.46	(1.32)
Total from investment operations		$2.80		1.43	0.66	1.55	(1.26)

Less distributions from:
Net investment income		$0.15		0.12	0.13	0.09	0.03
Total distributions		$0.15		0.12	0.13	0.09	0.03
Net asset value, end of year		$14.77		12.12	10.81	10.28	8.82

Total Return(1)%		23.24		13.32	6.48	17.64	(12.46)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$349,678		317,309	293,793	311,087	156,902

Ratios to average net assets:
Expenses	%	1.11		1.09	1.15	1.35	1.45
Net investment income	%	1.27		1.03	1.12	1.10	0.73
Portfolio turnover rate	%	91		80	50	28	110

		Class B

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.73		10.46	9.91	8.48	9.75

Income (loss) from investment operations:
Net investment income		$0.06	**	0.04	0.06	0.04	0.00 *
Net realized and unrealized gain (loss) on investments		$2.53		1.25	0.51	1.39	(1.27)
Total from investment operations		$2.59		1.29	0.57	1.43	(1.27)

Less distributions from:
Net investment income		$0.05		0.02	0.02	—	—
Total distributions		$0.05		0.02	0.02	—	—
Net asset value, end of year		$14.27		11.73	10.46	9.91	8.48

Total Return(1)%		22.16		12.38	5.77	16.86	(13.03)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$23,400		29,186	36,962	52,812	50,677

Ratios to average net assets:
Expenses	%	1.91		1.89	1.85	2.05	2.15
Net investment income	%	0.47		0.22	0.43	0.35	0.03
Portfolio turnover rate	%	91		80	50	28	110

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class C

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$11.74		10.46	9.91	8.48	9.76

Income (loss) from investment operations:
Net investment income		$0.06	**	0.03	0.08	0.03	0.00 *
Net realized and unrealized gain (loss) on investments		$2.54		1.27	0.49	1.40	(1.28)
Total from investment operations		$2.60		1.30	0.57	1.43	(1.28)

Less distributions from:
Net investment income		$0.05		0.02	0.02	—	—
Total distributions		$0.05		0.02	0.02	—	—
Net asset value, end of year		$14.29		11.74	10.46	9.91	8.48

Total Return(2)%		22.22		12.45	5.77	16.86	(13.11)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$6,296		6,657	6,490	11,502	8,291

Ratios to average net assets:
Expenses	%	1.91		1.89	1.85	2.05	2.15
Net investment income	%	0.46		0.22	0.43	0.36	0.03
Portfolio turnover rate	%	91		80	50	28	110

	Class I

						March 5,
	Year Ended May 31,					2003(1) to
						May 31,
	2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.07		10.76	10.27	8.82	7.55

Income from investment operations:
Net investment income	$0.20	**	0.15	0.16	0.15	0.01
Net realized and unrealized gain on investments	$2.61		1.31	0.53	1.44	1.26
Total from investment operations	$2.81		1.46	0.69	1.59	1.27

Less distributions from:
Net investment income	$0.18		0.15	0.20	0.14	—
Total distributions	$0.18		0.15	0.20	0.14	—
Net asset value, end of period	$14.70		12.07	10.76	10.27	8.82

Total Return(2)%	23.52		13.65	6.79	18.26	16.82

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,886		2,713	2,454	8	7

Ratios to average net assets:
Expenses(3)%	0.83		0.82	0.80	0.88	0.92
Net investment income(3)%	1.54		1.28	1.47	1.55	2.06
Portfolio turnover rate %	91		80	50	28	110

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING MAGNACAP FUND (CONTINUED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class M

		Year Ended May 31,

		2007		2006	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of year		$12.03		10.73	10.16	8.68	9.96

Income (loss) from investment operations:
Net investment income		$0.09	*	0.07	0.09	0.08	0.03
Net realized and unrealized gain (loss) on investments		$2.61		1.29	0.52	1.41	(1.31)
Total from investment operations		$2.70		1.36	0.61	1.49	(1.28)

Less distributions from:
Net investment income		$0.08		0.06	0.04	0.01	—
Total distributions		$0.08		0.06	0.04	0.01	—
Net asset value, end of year		$14.65		12.03	10.73	10.16	8.68

Total Return(1)%		22.50		12.73	6.01	17.13	(12.85)

Ratios and Supplemental Data:
Net assets, end of year (000’s)		$3,521		3,533	4,048	5,270	7,445

Ratios to average net assets:
Expenses	%	1.65		1.59	1.60	1.80	1.90
Net investment income	%	0.73		0.52	0.67	0.55	0.28
Portfolio turnover rate	%	91		80	50	28	110

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

* Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING SMALLCAP VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

	Year Ended				February 1,	Year Ended			February 1,
	May 31,				2005(1) to	May 31,			2005(1) to
					May 31,				May 31,
	2007		2006		2005	2007		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.48		9.57		10.00	12.41		9.55	10.00

Income (loss) from investment operations:
Net investment loss	$0.05	**	(0.00	)*	** (0.00)*	(0.08	)**	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	$2.15		3.04		(0.43)	2.15		3.02	(0.44)
Total from investment operations	$2.20		3.04		(0.43)	2.07		2.94	(0.45)

Less distributions from:
Net investment income	$0.02		0.05		—	—		(0.00)*	—
Net realized gains from investments	$0.30		0.08		—	0.30		0.08	—
Total distributions	$0.32		0.13		—	0.30		0.08	—
Net asset value, end of period	$14.36		12.48		9.57	14.18		12.41	9.55

Total Return(2)%	17.82		31.90		(4.30)	16.86		30.91	(4.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$72,290		21,127		3,976	4,497		2,187	591

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	1.65		2.14		4.73	2.40		2.87	5.48
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50		1.54		1.50	2.25		2.29	2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.47		1.50		1.50	2.22		2.25	2.25
Net investment loss after expense reimbursement (3)(4)%	0.42		(0.01)		(0.18)	(0.69)		(0.75)	(0.93)
Portfolio turnover rate %	28		36		14	28		36	14

	Class C				Class I

	Year Ended			February 2,	Year	June 9,
	May 31,			2005(1) to	Ended	2005(1) to
				May 31,	May 31,	May 31,
	2007		2006	2005	2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$12.42		9.56	10.05	12.50	9.80

Income (loss) from investment operations:
Net investment income (loss)	$(0.06	)**	(0.08)	(0.01)	0.05	0.05 **
Net realized and unrealized gain (loss) on investments	$2.13		3.03	(0.48)	2.17	2.80
Total from investment operations	$2.07		2.95	(0.49)	2.22	2.85

Less distributions from:
Net investment income	$—		0.01	—	0.03	0.07
Net realized gains from investments	$0.30		0.08	—	0.30	0.08
Total distributions	$0.30		0.09	—	0.33	0.15
Net asset value, end of period	$14.19		12.42	9.56	14.39	12.50

Total Return(2)%	16.85		30.97	(4.88)	18.00	29.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,264		6,803	1,517	9,930	3,333

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(3)%	2.40		2.87	5.48	1.34	1.75
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25		2.29	2.25	1.19	1.15
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.22		2.25	2.25	1.16	1.11
Net investment income (loss) after expense reimbursement(3)(4)%	(0.58)		(0.75)	(0.91)	0.40	0.42
Portfolio turnover rate %	28		36	14	28	36

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING VALUE CHOICE FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A					Class B

	Year Ended				February 1,	Year Ended				February 1,
	May 31,				2005(1) to	May 31,				2005(1) to
					May 31,					May 31,
	2007		2006		2005	2007		2006		2005

Per Share Operating Performance:
Net asset value, beginning of period	$13.43		9.97		10.00	13.35		9.95		10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.13	**	0.10	**	0.00 *	0.03	**	0.00	**	(0.01)
Net realized and unrealized income (loss) on investments	$3.13		3.51		(0.03)	3.10		3.52		(0.04)
Total from investment operations	$3.26		3.61		(0.03)	3.13		3.52		(0.05)

Less distributions from:
Net investment income	$0.09		0.04		—	—		0.01		—
Net realized gains from investments	$0.59		0.11		—	0.59		0.11		—
Total distributions	$0.68		0.15		—	0.59		0.12		—
Net asset value, end of period	$16.01		13.43		9.97	15.89		13.35		9.95

Total Return(2)%	24.60		36.48		(0.30)	23.69		35.54		(0.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$216,598		39,931		3,598	45,163		6,538		1,107

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	1.59		1.86		4.95	2.34		2.61		5.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.50		1.51		1.50	2.25		2.26		2.25
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	1.49		1.50		1.50	2.24		2.25		2.25
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.90		0.84		0.23	0.18		0.05		(0.48)
Portfolio turnover rate %	35		27		10	35		27		10

	Class C						Class I

	Year Ended				February 7,		Year	September 15,
	May 31,				2005(1) to		Ended	2005(1) to
					May 31,		May 31,	May 31,
	2007		2006		2005		2007	2006

Per Share Operating Performance:
Net asset value, beginning of period	$13.34		9.94		9.94		13.43	11.18

Income (loss) from investment operations:
Net investment income (loss)	$0.02	**	0.01	**	(0.00	)*	0.30 **	0.14 **
Net realized and unrealized income on investments	$3.11		3.51		0.00	*	3.02	2.28
Total from investment operations	$3.13		3.52		0.00	*	3.32	2.42

Less distributions from:
Net investment income	$—		0.01		—		0.04	0.06
Net realized gains from investments	$0.59		0.11		—		0.59	0.11
Total distributions	$0.59		0.12		—		0.63	0.17
Net asset value, end of period	$15.88		13.34		9.94		16.12	13.43

Total Return(2)%	23.71		35.62		0.00	*	24.99	21.87

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$87,992		21,549		2,012		758	6

Ratios to average net assets:
Gross expenses prior to expense reimbursement and brokerage commission recapture(4)%	2.34		2.61		5.70		1.27	2.11
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.25		2.26		5.70		1.18	1.63
Net expenses after expense reimbursement and brokerage commission recapture(3)(4)%	2.24		2.25		2.25		1.17	1.61
Net investment income (loss) after expense reimbursement and brokerage commission recapture(3)(4)%	0.15		0.05		(0.42)		2.00	1.58
Portfolio turnover rate %	35		27		10		35	27

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4) Annualized for periods less than one year.

* Amount is less than $0.005 or $(0.005) per share or 0.005%.

** Per share numbers have been calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Equity Trust (“IET”) and ING Investment Funds, Inc. (“IIF”) (collectively, the “Trusts”), both organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with twenty-four separate series. Ten of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Fundamental Research Fund (“Fundamental Research”), ING LargeCap Growth Fund (“LargeCap Growth”), ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING Financial Services Fund (“Financial Services”), ING LargeCap Value Fund (“LargeCap Value”), ING SmallCap Value Choice Fund (“SmallCap Value Choice”) and ING Value Choice Fund (“Value Choice” formerly, ING MidCap Value Choice Fund). IIF is a Maryland Corporation organized on July 7, 1969 with one series, ING MagnaCap Fund (“MagnaCap”), collectively (the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class O and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees/Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange.

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. Certain Funds intend to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Semi-Annually

Fundamental Research LargeCap Growth MidCap Opportunities Opportunistic LargeCap SmallCap Opportunities Financial Services LargeCap Value SmallCap Value Choice Value Choice	MagnaCap Quarterly Real Estate

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Options Contracts. Each Fund, except MagnaCap, may purchase put and call options. Each Fund may write (sell) put options. Each Fund, except Financial Services and MagnaCap, may write covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Funds give up the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

J.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

L.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund, except MagnaCap, also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

M.	Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued basis. Each Fund, except MagnaCap and Financial Services, may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/ dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

O.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2007, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government

	Purchases	Sales

Real Estate	$250,800,783	$211,878,106
Fundamental Research	81,220,203	54,814,971
LargeCap Growth	218,392,453	293,317,474
MidCap Opportunities	480,240,331	554,941,252
Opportunistic LargeCap	14,307,811	13,377,129
SmallCap Opportunities	112,644,566	147,361,088
Financial Services	105,287,841	138,609,172
LargeCap Value	70,155,850	36,672,812
MagnaCap	328,413,017	370,524,938
SmallCap Value Choice	69,569,289	16,696,507
Value Choice	233,647,617	49,244,770

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of Average Net Assets

Real Estate	0.70%
Fundamental Research	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
LargeCap Growth	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion
MidCap Opportunities	1.00% on first $500 million; and 0.90% thereafter
Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion
SmallCap Opportunities	1.00% on first $100 million; 0.90% on next $150 million; 0.80% on next $250 million; and 0.75% in excess of $500 million
Financial Services	1.00% on first $30 million; 0.75% on next $95 million; and 0.70% in excess of $125 million
LargeCap Value	0.90% on first $50 million; 0.85% on next $450 million; and 0.80% in excess of $500 million
MagnaCap	1.00% on first $30 million; 0.75% on next $220 million; 0.625% on next $200 million; and 0.50% in excess of $450 million
SmallCap Value Choice(1)	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.
Value Choice	1.00%

(1)	On March 2, 2007, the Board approved the addition of Kayne and ING IM as additional sub-advisors to the Fund.

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Fundamental Research, MidCap Opportunities, Opportunistic LargeCap, SmallCap Opportunities, Financial Services and MagnaCap pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“INGCRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and INGCRES.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as Sub-Adviser to LargeCap Value pursuant to a sub-advisory agreement between the Investment Adviser and Brandes.

Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, serves as the Sub-Adviser to LargeCap Growth pursuant to a sub-advisory agreement between the Investment Adviser and Wellington Management.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund except Financial Services and MagnaCap. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Funds’ average daily net assets.

Financial Services and MagnaCap have entered into Shareholder Service Agreements with IFS whereby IFS will act as Shareholder Service Agent for the Funds. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the year ended May 31, 2007, MidCap Opportunities and SmallCap Opportunities paid $258,184 and $116,827, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, INGCRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

Effective November 1, 2006, certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2007, Fundamental Research, MidCap Opportunities, SmallCap Opportunities and Financial Services waived $14, $669, $629 and $2,592 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

		Classes B
	Class A	and C	Class M	Class O	Class Q

Real Estate	0.25%	1.00%	n/a	0.25%	0.25%
Fundamental Research	0.25%	1.00%	n/a	n/a	n/a
LargeCap Growth	0.35%	1.00%	n/a	n/a	0.25%
MidCap Opportunities(1)	0.30%	1.00%	n/a	n/a	0.25%
Opportunistic LargeCap	0.25%	1.00%	n/a	n/a	n/a
SmallCap Opportunities(1)	0.30%	1.00%	n/a	n/a	0.25%
Financial Services(1)	0.35%	1.00%	n/a	0.25%	n/a
LargeCap Value	0.25%	1.00%	n/a	n/a	n/a
MagnaCap(2)	0.30%	1.00%	0.75%	n/a	n/a
SmallCap Value Choice	0.25%	1.00%	n/a	n/a	n/a
Value Choice	0.25%	1.00%	n/a	n/a	n/a

(1)	ING Funds Distributor, LLC has contractually agreed to waive 0.10% of the Distribution Fee for Class A shares of Financial Services through October 1, 2007. Effective January 1, 2005, ING Funds Distributor, LLC has also contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of MidCap Opportunities and SmallCap Opportunities. The fee waiver is for the period beginning January 1, 2007 through December 31, 2007.

(2)	MagnaCap Class A paid only 0.20% out of a maximum contractual rate of 0.30% that is allowed in Distribution Fees under its 12b-1 reimbursement plan.

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class M shares. For the year ended

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

May 31, 2007, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C	Class M
Initial Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$20,580	n/a	n/a	n/a
Fundamental Research	2,954	n/a	n/a	n/a
LargeCap Growth	27,680	n/a	n/a	n/a
MidCap Opportunities	7,151	n/a	n/a	n/a
Opportunistic LargeCap	1,711	n/a	n/a	n/a
SmallCap Opportunities	2,825	n/a	n/a	n/a
Financial Services	15,469	n/a	n/a	n/a
LargeCap Value	59,871	n/a	n/a	n/a
MagnaCap	7,645	n/a	n/a	$103
SmallCap Value Choice	24,445	n/a	n/a	n/a
Value Choice	—	n/a	n/a	n/a

Contingent Deferred	Class A	Class B	Class C	Class M
Sales Charges:	Shares	Shares	Shares	Shares

Real Estate	$—	n/a	$2,920	n/a
Fundamental Research	—	n/a	—	n/a
LargeCap Growth	9,971	n/a	4,074	n/a
MidCap Opportunities	103	n/a	775	n/a
Opportunistic LargeCap	—	n/a	—	n/a
SmallCap Opportunities	270	n/a	559	n/a
Financial Services	92	n/a	1,255	n/a
LargeCap Value	7,514	n/a	4,525	n/a
MagnaCap	—	n/a	215	n/a
SmallCap Value Choice	—	n/a	3,071	n/a
Value Choice	31,764	n/a	9,526	n/a

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2007, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Real Estate	$236,395	$33,785	$56,090	$326,270
Fundamental Research	23,516	3,360	25,784	52,660
LargeCap Growth	159,260	21,235	105,683	286,178
MidCap Opportunities	243,980	24,432	164,597	433,009
Opportunistic LargeCap	4,019	575	1,617	6,211
SmallCap Opportunities	123,244	12,778	68,844	204,866
Financial Services	196,361	—	88,292	284,653
LargeCap Value	78,117	8,940	42,088	129,145
MagnaCap	236,200	—	86,182	322,382
SmallCap Value Choice	86,604	8,455	31,950	127,009
Value Choice	294,403	29,647	159,083	483,133

At May 31, 2007, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Life Insurance and Annuity Company (“ILIAC”) — Real Estate (31.86)%; Fundamental Research (9.54)%; SmallCap Value Choice (10.33)%; and Opportunistic LargeCap (85.80)%.

ING National Trust — Real Estate (17.00)%; and LargeCap Growth (27.02)%.

NOTE 7 — EXPENSE LIMITATIONS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class Q

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%
Fundamental Research	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Growth	1.45%	2.10%	2.10%	1.10%	n/a	1.35%
MidCap Opportunities(1)	1.75%	2.45%	2.45%	1.45%	n/a	1.60%
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a
LargeCap Value	1.45%	2.20%	2.20%	1.20%	n/a	n/a
SmallCap Value Choice	1.50%	2.25%	2.25%	1.25%	n/a	n/a
Value Choice	1.50%	2.25%	2.25%	1.25%	n/a	n/a

(1)	Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities and has implemented expense limits for SmallCap Opportunities through at least December 31, 2007. The expense limits for the Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q

MidCap Opportunities	1.25%	2.00%	2.00%	1.00%	1.25%
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%

If, after December 31, 2007, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that this side agreement will continue after that date. The side agreement

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2007, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,

	2008	2009	2010	Total

Fundamental Research	$—	$54,329	$184,834	$239,163
LargeCap Growth	—	—	80,629	80,629
Opportunistic LargeCap	—	54,209	152,890	207,099
LargeCap Value	149,528	25,366	1,297	176,191
SmallCap Value Choice	31,995	105,501	96,620	234,116
Value Choice	35,470	113,048	136,048	284,566

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2007:

			Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate	22	$5,353,182	5.75%
Fundamental Research	1	$2,260,000	5.71%
LargeCap Growth	12	$835,833	5.55%
LargeCap Value	10	$2,632,000	5.76%
MagnaCap	1	$510,000	5.74%
Value Choice Fund	12	$540,000	5.84%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

Real Estate (Number of Shares)
Shares sold	3,223,010	2,875,437	74,104	126,848	114,358	76,070
Dividends reinvested	696,070	529,472	23,757	23,838	14,522	13,589
Shares redeemed	(1,602,228)	(1,039,591)	(76,239)	(79,077)	(65,626)	(83,667)

Net increase in shares outstanding	2,316,852	2,365,318	21,622	71,609	63,254	5,992

Real Estate ($)
Shares sold	$62,045,801	$46,599,231	$1,412,883	$2,047,010	$2,288,038	$1,300,645
Dividends reinvested	13,127,728	8,265,193	449,040	372,014	284,029	218,707
Shares redeemed	(30,457,524)	(16,705,118)	(1,462,600)	(1,283,419)	(1,318,987)	(1,400,270)

Net increase	$44,716,005	$38,159,306	$399,323	$1,135,605	$1,253,080	$119,082

	Class I		Class O		Class Q

	Year	Year	Year	Year	December 20,
	Ended	Ended	Ended	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007

Real Estate (Number of Shares)
Shares sold	2,318,757	2,306,972	2,245,758	1,642,568	55
Dividends reinvested	642,352	767,164	193,500	114,187	—
Shares redeemed	(3,101,509)	(4,127,596)	(1,428,905)	(836,522)	—

Net increase (decrease) in shares outstanding	(140,400)	(1,053,460)	1,010,353	920,233	55

Real Estate ($)
Shares sold	$47,677,356	$38,620,833	$43,422,740	$26,741,162	$1,010
Dividends reinvested	12,761,645	12,555,053	3,648,487	1,782,741	—
Shares redeemed	(63,308,854)	(68,813,973)	(27,030,468)	(13,440,715)	—

Net increase (decrease)	$(2,869,853)	$(17,638,087)	$20,040,759	$15,083,188	$1,010

	Class A		Class B

	Year	December 28,	Year	February 6,
	Ended	2005(1) to	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Fundamental Research (Number of Shares)
Shares sold	234,079	506,018	8,586	2,430
Shares issued from merger	560,516	—	1,941,926	—
Dividends reinvested	260	—	139	—
Shares redeemed	(256,801)	(462)	(347,392)	—

Net increase in shares outstanding	538,054	505,556	1,603,259	2,430

Fundamental Research ($)
Shares sold	$2,610,888	$5,061,622	$92,641	$24,839
Shares issued from merger	5,962,002	—	20,513,179	—
Dividends reinvested	2,837	—	1,510	—
Shares redeemed	(2,912,080)	(4,855)	(3,853,979)	—

Net increase	$5,663,647	$5,056,767	$16,753,351	$24,839

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	April 17,	July 18,
	Ended	2006(1) to	2006(1) to
	May 31,	May 31,	May 31,
	2007	2006	2007

Fundamental Research (Number of Shares)
Shares sold	16,166	7,588	180
Shares issued from merger	803,331	—	94
Dividends reinvested	261	—	5
Shares redeemed	(91,328)	—	—

Net increase in shares outstanding	728,430	7,588	279

Fundamental Research ($)
Shares sold	$173,508	$79,510	$1,762
Shares issued from merger	8,508,265	—	1,003
Dividends reinvested	2,996	—	56
Shares redeemed	(1,017,834)	—	—

Net increase	$7,666,935	$79,510	$2,821

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

LargeCap Growth (Number of Shares)
Shares sold	723,334	1,327,040	118,506	484,520	123,561	453,259
Shares redeemed	(2,434,945)	(2,435,369)	(1,644,132)	(1,986,634)	(842,107)	(1,076,747)

Net decrease in shares outstanding	(1,711,611)	(1,108,329)	(1,525,626)	(1,502,114)	(718,546)	(623,488)

LargeCap Growth ($)
Shares sold	$14,010,050	$25,113,421	$2,176,900	$8,879,172	$2,262,797	$8,273,495
Shares redeemed	(46,921,853)	(46,082,519)	(30,706,442)	(36,333,053)	(15,708,757)	(19,684,677)

Net decrease	$(32,911,803)	$(20,969,098)	$(28,529,542)	$(27,453,881)	$(13,445,960)	$(11,411,182)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Growth (Number of Shares)
Shares sold	685,577	1,902,655	2,896	11,078
Shares redeemed	(598,961)	(578,511)	(9,248)	(67,254)

Net increase (decrease) in shares outstanding	86,616	1,324,144	(6,352)	(56,176)

LargeCap Growth ($)
Shares sold	$14,107,211	$37,746,164	$54,895	$209,160
Shares redeemed	(12,221,535)	(11,583,527)	(192,790)	(1,303,983)

Net increase (decrease)	$1,885,676	$26,162,637	$(137,895)	$(1,094,823)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

MidCap Opportunities (Number of Shares)
Shares sold	671,215	1,481,144	115,781	236,873	72,198	107,712
Dividends reinvested	30,308	—	29,286	—	17,449	—
Shares redeemed	(2,241,102)	(2,507,765)	(2,507,576)	(3,946,282)	(1,566,343)	(2,000,599)

Net decrease in shares outstanding	(1,539,579)	(1,026,621)	(2,362,509)	(3,709,409)	(1,476,696)	(1,892,887)

MidCap Opportunities ($)
Shares sold	$10,379,661	$21,483,242	$1,691,228	$3,332,518	$1,060,445	$1,499,594
Dividends reinvested	476,439	—	434,020	—	257,194	—
Shares redeemed	(34,682,810)	(36,384,965)	(36,529,289)	(54,239,246)	(22,794,402)	(27,369,385)

Net decrease	$(23,826,710)	$(14,901,723)	$(34,404,041)	$(50,906,728)	$(21,476,763)	$(25,869,791)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MidCap Opportunities (Number of Shares)
Shares sold	94,480	57,290	782	1,762
Dividends reinvested	1,218	—	1,782	—
Shares redeemed	(81,842)	(66,102)	(16,010)	(50,497)

Net increase (decrease) in shares outstanding	13,856	(8,812)	(13,446)	(48,735)

MidCap Opportunities ($)
Shares sold	$1,530,683	$868,307	$12,097	$25,786
Dividends reinvested	19,778	—	28,392	—
Shares redeemed	(1,329,502)	(1,012,855)	(257,701)	(721,437)

Net increase (decrease)	$220,959	$(144,548)	$(217,212)	$(695,651)

	Class A		Class B

	Year	December 28,	Year	April 5,
	Ended	2005(1) to	Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Opportunistic LargeCap (Number of Shares)
Shares sold	55,634	500,961	18,167	3,462
Dividends reinvested	17	—	11	—
Shares redeemed	(4,443)	—	(380)	—

Net increase in shares outstanding	51,208	500,961	17,798	3,462

Opportunistic LargeCap ($)
Shares sold	$648,391	$5,010,020	$206,099	$36,494
Dividends reinvested	186	—	116	—
Shares redeemed	(47,910)	—	(4,316)	—

Net increase	$600,667	$5,010,020	$201,899	$36,494

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	April 27,	December 20,
	Ended	2006(1) to	2006(1) to
	May 31,	May 31,	May 31,
	2007	2006	2007

Opportunistic LargeCap (Number of Shares)
Shares sold	13,163	1,015	2,161
Dividends reinvested	52	—	—
Shares redeemed	(4,869)	—	—

Net increase in shares outstanding	8,346	1,015	2,161

Opportunistic LargeCap ($)
Shares sold	$148,827	$10,640	$24,794
Dividends reinvested	563	—	—
Shares redeemed	(53,366)	—	—

Net increase	$96,024	$10,640	$24,794

	Class A		Class B		Class C

	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006	2007	2006

SmallCap Opportunities (Number of Shares)
Shares sold	367,632	839,289	27,235	61,586	14,310	67,942
Shares redeemed	(872,079)	(1,632,957)	(375,323)	(875,233)	(371,735)	(548,247)

Net decrease in shares outstanding	(504,447)	(793,668)	(348,088)	(813,647)	(357,425)	(480,305)

SmallCap Opportunities ($)
Shares sold	$11,237,459	$23,105,401	$755,509	$1,593,581	$387,389	$1,699,261
Shares redeemed	(26,367,422)	(44,909,311)	(10,250,444)	(21,758,557)	(10,148,107)	(13,653,058)

Net decrease	$(15,129,963)	$(21,803,910)	$(9,494,935)	$(20,164,976)	$(9,760,718)	$(11,953,797)

	Class I		Class Q

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Opportunities (Number of Shares)
Shares sold	59,121	106,241	27	114
Shares redeemed	(32,707)	(554,865)	(2,036)	(3,708)

Net increase (decrease) in shares outstanding	26,414	(448,624)	(2,009)	(3,594)

SmallCap Opportunities ($)
Shares sold	$1,864,607	$2,906,925	$921	$2,838
Shares redeemed	(1,028,775)	(15,427,027)	(67,473)	(104,463)

Net increase (decrease)	$835,832	$(12,520,102)	$(66,552)	$(101,625)

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Financial Services (Number of Shares)
Shares sold	1,713,834	1,961,853	100,184	181,408
Dividends reinvested	787,598	541,022	128,322	292,888
Shares redeemed	(1,534,106)	(1,461,651)	(1,669,741)	(2,573,322)

Net increase (decrease) in shares outstanding	967,326	1,041,224	(1,441,235)	(2,099,026)

Financial Services ($)
Shares sold	$41,313,894	$46,128,839	$2,382,661	$4,148,782
Dividends reinvested	18,792,081	12,344,913	3,027,109	6,601,698
Shares redeemed	(37,123,257)	(34,102,203)	(39,488,815)	(59,363,972)

Net increase (decrease)	$22,982,718	$24,371,549	$(34,079,045)	$(48,613,492)

	Class C		Class O

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Financial Services (Number of Shares)
Shares sold	29,910	59,345	785,354	405,456
Dividends reinvested	7,373	771	60,884	21,511
Shares redeemed	(43,052)	(2,510)	(315,333)	(174,554)

Net increase (decrease) in shares outstanding	(5,769)	57,606	530,905	252,413

Financial Services ($)
Shares sold	$700,932	$1,366,554	$18,962,610	$9,462,094
Dividends reinvested	170,027	17,119	1,444,768	489,216
Shares redeemed	(979,254)	(58,484)	(7,565,333)	(4,052,637)

Net increase (decrease)	$(108,295)	$1,325,189	$12,842,045	$5,898,673

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Value (Number of Shares)
Shares sold	5,756,297	1,499,753	489,852	181,524
Dividends reinvested	186,412	105,458	35,531	39,675
Shares redeemed	(3,176,836)	(868,471)	(270,308)	(305,974)

Net increase (decrease) in shares outstanding	2,765,873	736,740	255,075	(84,775)

LargeCap Value ($)
Shares sold	$66,369,473	$15,356,145	$5,608,611	$1,875,799
Dividends reinvested	2,158,711	1,025,750	409,674	384,809
Shares redeemed	(37,189,846)	(8,812,594)	(3,112,544)	(3,103,224)

Net increase (decrease)	$31,338,338	$7,569,301	$2,905,741	$(842,616)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C		Class I

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

LargeCap Value (Number of Shares)
Shares sold	679,531	331,556	351,142	263
Dividends reinvested	50,145	53,355	34,750	19,188
Shares redeemed	(206,919)	(372,445)	(369,539)	(388)

Net increase in shares outstanding	522,757	12,466	16,353	19,063

LargeCap Value ($)
Shares sold	$7,846,566	$3,410,728	$4,012,000	$3,450
Dividends reinvested	577,666	516,859	403,101	186,503
Shares redeemed	(2,363,569)	(3,781,589)	(4,384,392)	(3,778)

Net increase	$6,060,663	$145,998	$30,709	$186,175

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MagnaCap (Number of Shares)
Shares sold	899,779	1,105,157	99,682	147,873
Shares issued from merger	—	2,217,193	—	370,650
Dividends reinvested	250,025	248,548	5,965	4,892
Shares redeemed	(3,647,237)	(4,574,625)	(955,000)	(1,570,097)

Net decrease in shares outstanding	(2,497,433)	(1,003,727)	(849,353)	(1,046,682)

MagnaCap ($)
Shares sold	$11,662,229	$12,967,828	$1,248,061	$1,676,585
Shares issued from merger	—	26,189,242	—	4,248,959
Dividends reinvested	3,258,124	2,853,761	77,979	54,664
Shares redeemed	(47,636,976)	(53,591,229)	(12,006,715)	(17,715,296)

Net decrease	$(32,716,623)	$(11,580,398)	$(10,680,675)	$(11,735,088)

	Class C		Class I

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

MagnaCap (Number of Shares)
Shares sold	20,081	42,365	115,920	73,155
Shares issued from merger	—	66,493	—	24,033
Dividends reinvested	1,645	933	3,196	2,984
Shares redeemed	(148,150)	(163,090)	(79,586)	(103,450)

Net increase (decrease) in shares outstanding	(126,424)	(53,299)	39,530	(3,278)

MagnaCap ($)
Shares sold	$250,854	$488,219	$1,539,023	$868,524
Shares issued from merger	—	762,914	—	282,038
Dividends reinvested	21,560	10,482	41,299	33,945
Shares redeemed	(1,885,414)	(1,858,048)	(1,059,586)	(1,222,554)

Net increase (decrease)	$(1,613,000)	$(596,433)	$520,736	$(38,047)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class M

	Year	Year
	Ended	Ended
	May 31,	May 31,
	2007	2006

MagnaCap (Number of Shares)
Shares sold	1,643	2,197
Dividends reinvested	1,414	1,637
Shares redeemed	(56,346)	(87,539)

Net decrease in shares outstanding	(53,289)	(83,705)

MagnaCap ($)
Shares sold	$20,859	$24,978
Dividends reinvested	18,763	18,754
Shares redeemed	(721,617)	(996,318)

Net decrease	$(681,995)	$(952,586)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Value Choice (Number of Shares)
Shares sold	4,325,398	1,594,368	176,697	159,358
Dividends reinvested	66,321	8,438	5,413	651
Shares redeemed	(1,050,481)	(325,253)	(41,168)	(45,639)

Net increase in shares outstanding	3,341,238	1,277,553	140,942	114,370

SmallCap Value Choice ($)
Shares sold	$56,208,126	$18,511,677	$2,232,398	$1,864,751
Dividends reinvested	868,818	94,088	70,365	7,241
Shares redeemed	(13,778,960)	(3,730,931)	(523,315)	(535,586)

Net increase	$43,297,984	$14,874,834	$1,779,448	$1,336,406

	Class C		Class I

	Year	Year	Year	June 9,
	Ended	Ended	Ended	2005(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

SmallCap Value Choice (Number of Shares)
Shares sold	704,194	445,462	612,833	276,205
Dividends reinvested	14,300	2,067	15,107	434
Shares redeemed	(120,465)	(58,238)	(204,734)	(9,940)

Net increase in shares outstanding	598,029	389,291	423,206	266,699

SmallCap Value Choice ($)
Shares sold	$9,005,124	$5,127,341	$7,593,270	$3,314,429
Dividends reinvested	185,897	23,027	198,355	4,834
Shares redeemed	(1,569,159)	(678,850)	(2,714,024)	(126,330)

Net increase	$7,621,862	$4,471,518	$5,077,601	$3,192,933

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Value Choice (Number of Shares)
Shares sold	9,285,605	2,860,002	421,557	420,438
Shares issued from merger	3,279,640	—	2,087,296	—
Dividends reinvested	331,991	11,460	21,657	2,093
Shares redeemed	(2,340,211)	(258,442)	(178,211)	(44,180)

Net increase in shares outstanding	10,557,025	2,613,020	2,352,299	378,351

Value Choice ($)
Shares sold	$133,614,986	$35,010,086	$5,996,679	$5,015,913
Shares issued from merger	51,976,387	—	32,842,795	—
Dividends reinvested	5,073,381	133,846	329,278	24,402
Shares redeemed	(34,763,155)	(3,158,512)	(2,655,094)	(524,954)

Net increase	$155,901,599	$31,985,420	$36,513,658	$4,515,361

	Class C		Class I

	Year	Year	Year	September 15,
	Ended	Ended	Ended	2005(1) to
	May 31,	May 31,	May 31,	May 31,
	2007	2006	2007	2006

Value Choice (Number of Shares)
Shares sold	1,907,670	1,472,161	733	201,993
Shares issued from merger	2,248,538	—	45,769	—
Dividends reinvested	87,238	8,037	46	2,923
Shares redeemed	(316,307)	(67,363)	—	(204,447)

Net increase in shares outstanding	3,927,139	1,412,835	46,548	469

Value Choice ($)
Shares sold	$27,200,961	$17,506,653	$10,463	$2,282,526
Shares issued from merger	35,344,608	—	730,618	—
Dividends reinvested	1,326,113	93,663	709	34,142
Shares redeemed	(4,663,261)	(820,376)	—	(2,722,017)

Net increase (decrease)	$59,208,421	$16,779,940	$741,790	$(405,349)

(1)	Commencement of operations.

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds except, Financial Services, can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The collateral received is reflected in the Portfolio of Investments as collateral for securities loaned. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2007, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

LargeCap Growth	$51,105,661	$51,900,000
MidCap Opportunities	66,418,054	67,576,000
SmallCap Opportunities	40,152,247	40,841,000
MagnaCap	51,058,594	52,248,000
Value Choice	27,886,756	28,643,000

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 11 — REORGANIZATIONS

On March 4, 2007, Fundamental Research and on May 28, 2007, Value Choice, each as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Disciplined LargeCap Fund, and ING MidCap Value Fund and ING SmallCap Value Fund, respectively, also listed below (“Acquired Fund”), in tax-free reorganizations in exchange for shares of the Acquiring Fund, pursuant to the plans of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Funds are presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization dates were as follows:

				Acquired	Acquired Fund
				Capital Loss	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforward	Appreciation/	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	(Depreciation) (000’s)	Ratio

Fundamental Research	ING Disciplined LargeCap Fund	$34,984	$5,686	$39,222	$2,927	1.02
Value Choice	ING MidCap Value Fund	74,983	226,833	2,482	(567)	0.65
Value Choice	ING SmallCap Value Fund	45,911	226,833	5,768	(2,863)	0.72

The net assets of Fundamental Research and Value Choice after the acquisition were $40,670,457 and $347,727,168, respectively.

On December 3, 2005, MagnaCap as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING Value Opportunity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan or reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 9 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforward	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Appreciation (000’s)	Ratio

MagnaCap	ING Value Opportunity Fund	$31,483	$347,924	$—	$3,594	0.95

The net assets of MagnaCap after the acquisition were $379,406,835.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of May 31, 2007:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Real Estate(1)	$—	$(601,533)	$601,533
Fundamental Research	—	67,421	(67,421)
LargeCap Growth	(1,870,073)	1,890,905	(20,832)
MidCap Opportunities	(3,204,027)	3,204,027	—
Opportunistic LargeCap	—	6,339	(6,339)
SmallCap Opportunities	(1,753,045)	1,734,290	18,755
Financial Services	—	(48,609)	48,609
MagnaCap	—	(42,410)	42,410
SmallCap Value Choice	—	(10,173)	10,173

(1) As of the Fund’s tax year ended December 31, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2007		Year Ended May 31, 2006

	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Real Estate(1)	$8,847,739	$23,739,362	$10,931,855	$15,299,144
Fundamental Research	154,382	2,689	—	—
MidCap Opportunities	—	1,815,533	—	—
Opportunistic LargeCap	35,610	—	—	—
Financial Services	5,412,872	25,390,501	6,839,942	19,325,251
LargeCap Value	1,679,830	3,584,120	2,304,244	651,605
MagnaCap	3,883,501	—	3,390,213	—
SmallCap Value Choice	1,251,568	390,423	174,066	—
Value Choice	5,763,247	2,502,438	404,937	—

(1) Composition of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2006 and 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2007 were:

	Undistributed	Undistributed
	Ordinary	Long Term	Unrealized	Capital Loss	Expiration
	Income	Capital Gains	Appreciation	Carryforwards	Dates

Real Estate(1)	$—	$162,665	$136,813,420	$—	—
Fundamental Research	168,930	1,873,438	4,409,847	(7,404,640)	2009
				(24,371,998)	2010
				(6,531,057)	2011

				$(38,307,695)

LargeCap Growth	—	—	48,972,842	(77,605,587)	2009
				(137,806,249)	2010
				(117,098,211)	2011
				(1,005,295)	2013

				$(333,515,342)

MidCap Opportunities	—	19,083,679	43,096,594	(33,413,565)	2008
				(39,681,893)	2009
				(21,217,297)	2010
				(9,824,346)	2011

				$(104,137,101)*

Opportunistic LargeCap	292,010	246,632	598,363	—	—
SmallCap Opportunities	—	—	23,563,548	(61,778,082)	2010
				(167,319,500)	2011

				$(229,097,582)*

Financial Services	2,688,470	22,675,943	73,446,034	—	—
LargeCap Value	1,738,507	4,705,306	10,352,564	—	—
MagnaCap	1,437,314	3,066,490	87,010,205	(17,693,831)*	2010
SmallCap Value Choice	1,419,923	1,840,703	11,881,288	—	—
Value Choice	1,258,059	—	33,858,054	(8,207,774)*	2014

(1) As of the Fund’s tax year ended December 31, 2006.

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

SmallCap Value Choice	PetroHawk Energy Corp.	2,000	03/30/07	$27,674	$32,600	0.0%
	Alabama National Bancorp.	220	03/30/07	14,928	13,816	0.0%

				$42,602	$46,416	0.0%

NOTE 14 — CONCENTRATION OF RISKS

Concentration (Real Estate and Financial Services). Each Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 15 — SUBSEQUENT EVENT

Dividends: Subsequent to May 31, 2007, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date

Real Estate
Class A	NII	$0.1051	July 5, 2007	June 29, 2007
Class B	NII	0.0616	July 5, 2007	June 29, 2007
Class C	NII	0.0545	July 5, 2007	June 29, 2007
Class I	NII	0.1199	July 5, 2007	June 29, 2007
Class O	NII	0.1004	July 5, 2007	June 29, 2007
Class Q	NII	0.1034	July 5, 2007	June 29, 2007

NII — Net investment income

On July 12, 2007, the Board approved a proposal to reorganize MagnaCap into ING Growth and Income Fund. The proposed reorganization is subject to approval by shareholders of MagnaCap. If shareholder approval is obtained, it is expected that the reorganization would take place during the fourth quarter of 2007.

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For May year-end funds, this would be no later than their November 30, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Funds.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of May 31, 2007, management of the Funds is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, IFD, the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ILIAC, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/ A can be accessed through the SEC’s web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2007 (CONTINUED)

NOTE 17 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above. Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING REAL ESTATE FUND
AS OF MAY 31, 2007

Shares		Value

COMMON STOCK: 2.6%
	Hotels & Motels: 2.0%
110,800	Hilton Hotels Corp.	$3,938,940
56,600	Starwood Hotels & Resorts Worldwide, Inc.	4,079,162

		8,018,102

	Real Estate Operation/ Development: 0.6%
89,650	Brookfield Properties Co. (U.S. Denominated Security)	2,354,209

		2,354,209

	Total Common Stock (Cost $10,215,595)	10,372,311

REAL ESTATE INVESTMENT TRUSTS: 96.2%
	Apartments: 20.9%
286,600	Archstone-Smith Trust	17,683,220
116,700	AvalonBay Communities, Inc.	15,216,513
134,100	BRE Properties, Inc.	8,477,802
106,700	Camden Property Trust	7,965,155
275,200	Equity Residential	13,944,384
141,900	Home Properties, Inc.	8,173,440
74,500	Post Properties, Inc.	3,949,990
258,700	UDR, Inc.	7,854,132

		83,264,636

	Diversified: 6.7%
125,700	Liberty Property Trust	5,897,844
173,200	Vornado Realty Trust	20,958,932

		26,856,776

	Health Care: 6.7%
217,000	Health Care Property Investors, Inc.	7,089,390
274,800	Nationwide Health Properties, Inc.	8,538,036
232,200	Omega Healthcare Investors, Inc.	3,996,162
163,025	Ventas, Inc.	6,905,739

		26,529,327

	Hotels: 8.8%
100,800	Equity Inns, Inc.	2,014,992
77,300	FelCor Lodging Trust, Inc.	2,024,487
738,638	Host Hotels & Resorts, Inc.	18,850,041
84,600	LaSalle Hotel Properties	4,026,960
175,600	Strategic Hotel Capital, Inc.	4,094,992
134,700	Sunstone Hotel Investors, Inc.	3,974,997

		34,986,469

	Office Property: 16.3%
138,700	BioMed Realty Trust, Inc.	3,891,922
199,700	Boston Properties, Inc.	23,101,296
88,150	Corporate Office Properties Trust SBI MD	3,971,158
149,900	Douglas Emmett, Inc.	3,952,863
181,400	Highwoods Properties, Inc.	7,952,576
53,200	Kilroy Realty Corp.	3,953,824
28,100	Maguire Properties, Inc.	1,015,253
120,200	SL Green Realty Corp.	16,837,616

		64,676,508

	Regional Malls: 16.9%
294,500	General Growth Properties, Inc.	17,387,280
130,600	Macerich Co.	11,649,520
292,000	Simon Property Group, Inc.	31,530,160
121,500	Taubman Centers, Inc.	6,684,930

		67,251,890

	Shopping Centers: 10.6%
140,250	Acadia Realty Trust	3,984,503
70,200	Developers Diversified Realty Corp.	4,327,830
146,000	Federal Realty Investment Trust	12,938,520
106,523	Kimco Realty Corp.	4,930,950
151,800	Regency Centers Corp.	11,926,926
92,300	Tanger Factory Outlet Centers, Inc.	3,871,985

		41,980,714

	Storage: 3.4%
110,400	Extra Space Storage, Inc.	1,977,264
130,902	Public Storage, Inc.	11,715,729

		13,692,993

	Warehouse/ Industrial: 5.9%
85,125	AMB Property Corp.	4,924,481
285,400	Prologis	18,453,964

		23,378,445

	Total Real Estate Investment Trusts (Cost $254,035,130)	382,617,758

	Total Long-Term Investments (Cost $264,250,725)	392,990,069

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.5%
		U.S. Government Agency Obligations: 0.5%
$1,996,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$1,995,731

		Total Short-Term Investments (Cost $1,995,731)	1,995,731

Total Investments in Securities (Cost $266,246,456)*	99.3%	$394,985,800
Other Assets and Liabilities-Net	0.7	2,930,589

Net Assets	100.0%	$397,916,389

Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $266,996,836.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$128,012,637
Gross Unrealized Depreciation	(23,673)

Net Unrealized Appreciation	$127,988,964

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.3%
		Aerospace/ Defense: 1.1%
11,800	@	BE Aerospace, Inc.	$451,822

			451,822

		Agriculture: 2.1%
11,460		Altria Group, Inc.	814,806

			814,806

		Banks: 1.8%
5,830		Bank of America Corp.	295,639
6,400		State Street Corp.	436,928

			732,567

		Beverages: 1.4%
14,100	@@	Fomento Economico Mexicano SA de CV ADR	561,744

			561,744

		Commercial Services: 1.1%
14,400	@	Quanta Services, Inc.	432,144

			432,144

		Computers: 4.3%
21,500	@	Dell, Inc.	577,705
9,207		Hewlett-Packard Co.	420,852
4,090		International Business Machines Corp.	435,994
13,400	@@	Seagate Technology, Inc.	275,906
12,700	@@,X	Seagate Technology, Inc. — Escrow	—

			1,710,457

		Cosmetics/ Personal Care: 2.1%
12,795		Procter & Gamble Co.	813,122

			813,122

		Diversified Financial Services: 7.4%
16,950		Citigroup, Inc.	923,606
17,846	@	E*Trade Financial Corp.	427,412
8,680		JP Morgan Chase & Co.	449,884
7,240		Merrill Lynch & Co., Inc.	671,365
3,700		Nuveen Investments, Inc.	202,982
12,500	@	TD Ameritrade Holding Corp.	256,625

			2,931,874

		Electric: 2.3%
544	@	Dynegy, Inc. — Class A	5,266
11,085	@	Mirant Corp.	514,344
4,600	@	NRG Energy, Inc.	404,294

			923,904

		Electrical Components & Equipment: 2.2%
13,000	@	General Cable Corp.	885,950

			885,950

		Engineering & Construction: 1.1%
4,400	@	Foster Wheeler Ltd.	455,576

			455,576

		Entertainment: 1.2%
12,100		International Game Technology	486,299

			486,299

		Food: 1.6%
19,067		Kraft Foods, Inc.	645,227

			645,227

		Healthcare — Products: 3.0%
12,440		Johnson & Johnson	787,079
9,000	@	St. Jude Medical, Inc.	384,210

			1,171,289

		Healthcare — Services: 1.4%
8,300	@,W	Covance, Inc.	552,365

			552,365

		Household Products/ Wares: 1.3%
7,400		Clorox Co.	496,836

			496,836

		Insurance: 7.8%
9,700		American International Group, Inc.	701,698
5,700		MBIA, Inc.	379,335
7,900		Principal Financial Group	480,320
7,700		Protective Life Corp.	385,231
8,100		Stancorp Financial Group, Inc.	411,966
9,500	@@	Willis Group Holdings Ltd.	439,945
9,000		WR Berkley Corp.	296,460

			3,094,955

		Internet: 1.9%
1,500	@	Google, Inc.	746,625

			746,625

		Investment Companies: 1.5%
25,100	@@	KKR Private Equity Investors LP	587,340

			587,340

		Iron/ Steel: 1.3%
4,600		Allegheny Technologies, Inc.	531,714

			531,714

		Lodging: 0.8%
3,900	@	MGM Mirage	310,167

			310,167

		Media: 3.1%
28,580		News Corp., Inc. — Class A	631,332
15,400	@	Time Warner Cable, Inc.	591,514

			1,222,846

		Metal Fabricate/ Hardware: 1.8%
6,000		Precision Castparts Corp.	717,360

			717,360

		Mining: 2.1%
2,500	@@	Alcan, Inc.	216,900
5,200		Alcoa, Inc.	214,656
1,400	@@	Rio Tinto PLC ADR	410,130

			841,686

		Miscellaneous Manufacturing: 5.8%
8,500		Cooper Industries Ltd.	455,430
8,100		Danaher Corp.	595,350
19,460		General Electric Co.	731,307
8,600		Roper Industries, Inc.	501,896

			2,283,983

		Oil & Gas: 7.4%
4,236		ConocoPhillips	327,993
13,470	S	ExxonMobil Corp.	1,120,300
4,200	@	Plains Exploration & Production Co.	222,264
9,000	@	Todco	445,140
5,700		Valero Energy Corp.	425,334
7,000		XTO Energy, Inc.	406,070

			2,947,101

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas Services: 1.4%
7,200		Schlumberger Ltd.	$560,664

			560,664

		Pharmaceuticals: 6.0%
6,800		Abbott Laboratories	383,180
4,900	@	Medco Health Solutions, Inc.	381,024
15,500		Merck & Co., Inc.	812,975
10,700		Omnicare, Inc.	400,394
7,050		Wyeth	407,772

			2,385,345

		Retail: 6.5%
9,400		Best Buy Co., Inc.	453,926
7,600	@	Childrens Place Retail Stores, Inc.	429,096
23,100		CVS Caremark Corp.	890,274
13,950	@	Office Depot, Inc.	507,780
5,900		Wal-Mart Stores, Inc.	280,840

			2,561,916

		Savings & Loans: 1.0%
19,700		People’s United Financial, Inc.	397,743

			397,743

		Semiconductors: 3.6%
35,800		Intel Corp.	793,686
56,419	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	615,531

			1,409,217

		Software: 2.7%
9,900	@	Activision, Inc.	195,921
9,500	@@	Infosys Technologies Ltd. ADR	467,875
13,760		Microsoft Corp.	422,019

			1,085,815

		Telecommunications: 7.2%
11,939	@	Arris Group, Inc.	196,397
23,835		AT&T, Inc.	985,339
18,200	@	Cisco Systems, Inc.	489,944
7,500	@	CommScope, Inc.	410,475
17,990		Qualcomm, Inc.	772,671

			2,854,826

		Total Common Stock (Cost $34,045,053)	38,605,285

Principal Amount			Value

SHORT-TERM INVESTMENTS: 0.1%
		Mutual Fund: 0.1%
$52,000	**,S	ING Institutional Prime Money Market Fund	$52,000

		Total Short-Term Investments (Cost $52,000)	52,000

Total Investments in Securities (Cost $34,097,053)*	97.4%	$38,657,285
Other Assets and Liabilities-Net	2.6	1,025,652

Net Assets	100.0%	$39,682,937

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
W	When-issued or delayed delivery security
S	All or a portion of segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
**	Investment in affiliate
*	Cost for federal income tax purposes is $34,247,438.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,487,213
Gross Unrealized Depreciation	(77,366)

Net Unrealized Appreciation	$4,409,847

ING Fundamental Research Fund Open Futures Contracts on May 31, 2007

		Notional		Unrealized
	Number	Market	Expiration	Appreciation/
Contract Description	of Contracts	Value($)	Date	(Depreciation)

Long Contracts

S&P 500 E-Mini	5	383,225	06/15/07	$(35)

$(35)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 99.4%
		Advertising: 1.3%
72,740	@,@@, L	Focus Media Holding Ltd. ADR	$3,217,290

			3,217,290

		Aerospace/Defense: 5.2%
60,800		Boeing Co.	6,115,872
86,250		General Dynamics Corp.	6,920,700

			13,036,572

		Agriculture: 0.6%
280	@@	Japan Tobacco, Inc.	1,460,021

			1,460,021

		Apparel: 2.3%
41,760	@	Coach, Inc.	2,144,794
64,020		Nike, Inc.	3,633,135

			5,777,929

		Banks: 3.0%
85,460	L	Commerce Bancorp, Inc.	2,950,079
67,410		State Street Corp.	4,602,081

			7,552,160

		Beverages: 0.9%
33,190		PepsiCo, Inc.	2,267,873

			2,267,873

		Biotechnology: 0.4%
35,310	@,L	Vertex Pharmaceuticals, Inc.	1,054,357

			1,054,357

		Chemicals: 3.1%
65,270	@@	Agrium, Inc.	2,521,380
40,680		Monsanto Co.	2,505,888
39,900	@@	Potash Corp. of Saskatchewan	2,830,905

			7,858,173

		Commercial Services: 7.7%
117,330	@@	Accenture Ltd. — Class A	4,803,490
38,970	@	Alliance Data Systems Corp.	3,036,542
37,070	@	Apollo Group, Inc.	1,778,248
69,940		Equifax, Inc.	2,939,578
28,810		Manpower, Inc.	2,650,520
34,570	@	Monster Worldwide, Inc.	1,632,050
112,970		Western Union Co.	2,536,177

			19,376,605

		Computers: 8.1%
33,260	@	Apple, Inc.	4,043,086
143,080	@	EMC Corp.	2,416,621
70,360		Hewlett-Packard Co.	3,216,156
27,140	L	International Business Machines Corp.	2,893,124
173,560	@,L	Network Appliance, Inc.	5,586,896
14,650	@,@@, L	Research In Motion Ltd.	2,433,072

			20,588,955

		Cosmetics/ Personal Care: 0.9%
36,680		Procter & Gamble Co.	2,331,014

			2,331,014

		Diversified Financial Services: 7.5%
37,440		Franklin Resources, Inc.	5,082,106
8,840		Goldman Sachs Group, Inc.	2,040,449
93,630	@@	Invesco PLC ADR	2,251,802
94,130	@,L	Nasdaq Stock Market, Inc.	3,132,646
98,450	@@	UBS AG — New	6,422,878

			18,929,881

		Engineering & Construction: 2.4%
68,210	@@	ABB Ltd. ADR	1,464,469
44,470		Fluor Corp.	4,629,327

			6,093,796

		Entertainment: 0.6%
35,450		International Game Technology	1,424,736

			1,424,736

		Environmental Control: 0.5%
31,720		Waste Management, Inc.	1,226,612

			1,226,612

		Healthcare — Products: 2.6%
74,900		Medtronic, Inc.	3,982,433
61,830	@	St. Jude Medical, Inc.	2,639,523

			6,621,956

		Internet: 4.5%
27,790	@,L	Akamai Technologies, Inc.	1,228,596
14,760	@	Google, Inc.	7,346,790
12,500	@	McAfee, Inc.	459,500
117,380	@,L	Symantec Corp.	2,346,426

			11,381,312

		Lodging: 0.4%
13,920	L	Starwood Hotels & Resorts Worldwide, Inc.	1,003,214

			1,003,214

		Machinery — Diversified: 0.5%
10,840		Deere & Co.	1,305,895

			1,305,895

		Media: 2.0%
35,240	@,L	Viacom — Class B	1,582,981
96,186		Walt Disney Co.	3,408,832

			4,991,813

		Mining: 4.3%
120,900	@@,L	Cameco Corp.	6,283,173
43,010	@@,L	Cia Vale do Rio Doce ADR	1,954,805
34,970	L	Freeport-McMoRan Copper & Gold, Inc.	2,752,139

			10,990,117

		Miscellaneous Manufacturing: 5.4%
75,400	L	Danaher Corp.	5,541,900
37,190		General Electric Co.	1,397,600
37,650	L	Illinois Tool Works, Inc.	1,984,908
22,990		Parker Hannifin Corp.	2,330,266
5,010	L	Roper Industries, Inc.	292,384
16,390	@@	Siemens AG ADR	2,163,480

			13,710,538

		Oil & Gas: 1.2%
31,570	@	Transocean, Inc.	3,101,437

			3,101,437

		Oil & Gas Services: 0.8%
59,740		Halliburton Co.	2,147,653

			2,147,653

		Pharmaceuticals: 9.4%
47,060		Abbott Laboratories	2,651,831
30,780	@@	Eisai Co., Ltd.	1,432,091

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP GROWTH FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals (continued)
92,410	@,@@, L	Elan Corp. PLC ADR	$1,822,325
16,440	@	Gilead Sciences, Inc.	1,360,739
57,990		Merck & Co., Inc.	3,041,576
52,590	@@	Sanofi-Aventis ADR	2,529,579
297,160		Schering-Plough Corp.	9,729,018
67,820	@@	Shionogi & Co., Ltd.	1,164,730

			23,731,889

		Retail: 2.6%
36,660	@,L	Kohl’s Corp.	2,761,231
148,170		Staples, Inc.	3,713,140

			6,474,371

		Semiconductors: 2.5%
135,970	L	Altera Corp.	3,101,476
92,460	L	Linear Technology Corp.	3,318,389

			6,419,865

		Software: 9.9%
151,120	@,L	Activision, Inc.	2,990,665
86,410	@	Adobe Systems, Inc.	3,808,953
92,270	@,L	Autodesk, Inc.	4,193,672
72,080		Automatic Data Processing, Inc.	3,582,376
43,120	@,L	Electronic Arts, Inc.	2,107,274
431,880	@	Oracle Corp.	8,369,831

			25,052,771

		Telecommunications: 7.8%
29,660	@@	America Movil SA de CV ADR	1,795,913
64,300	@	American Tower Corp.	2,776,474
62,590		AT&T, Inc.	2,587,471
306,560	@	Cisco Systems, Inc.	8,252,595
32,640	@	MetroPCS Communications, Inc.	1,163,942
38,420	@,L	NII Holdings, Inc.	3,130,077

			19,706,472

		Transportation: 1.0%
35,850	L	United Parcel Service, Inc.	2,580,125

			2,580,125

		Total Common Stock (Cost $201,304,210)	251,415,402

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 20.9%
		U.S. Government Agency Obligations: 0.3%
$773,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$772,896

		Total U.S. Government Agency Obligations (Cost $772,896)	772,896

		Securities Lending CollateralCC: 20.6%
51,900,000		The Bank of New York Institutional Cash Reserves Fund	51,900,000

		Total Securities Lending Collateral (Cost $51,900,000)	51,900,000

		Total Short-Term Investments (Cost $52,672,896)	52,672,896

Total Investments in Securities (Cost $253,977,106)*	120.3%	$304,088,298
Other Assets and Liabilities-Net	(20.3)	(51,223,612)

Net Assets	100.0%	$252,864,686

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $255,115,241.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$50,700,227
Gross Unrealized Depreciation	(1,727,170)

Net Unrealized Appreciation	$48,973,057

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.4%
		Advertising: 1.1%
30,100		Omnicom Group	$3,169,530

			3,169,530

		Aerospace/Defense: 3.8%
118,900	@	BE Aerospace, Inc.	4,552,681
36,000		L-3 Communications Holdings, Inc.	3,429,360
156,800	@,L	Orbital Sciences Corp.	3,231,648

			11,213,689

		Agriculture: 1.5%
56,700		Loews Corp.	4,408,425

			4,408,425

		Apparel: 5.2%
101,900	@	Coach, Inc.	5,233,584
32,200	@,L	CROCS, Inc.	2,619,792
82,948	@,@@, L	Gildan Activewear, Inc.	2,899,033
73,800		Phillips-Van Heusen	4,510,656

			15,263,065

		Coal: 2.1%
112,100		Peabody Energy Corp.	6,057,884

			6,057,884

		Commercial Services: 7.5%
66,267		Arbitron, Inc.	3,469,740
106,000	@,L	Gartner, Inc.	2,921,360
60,200		McKesson Corp.	3,800,426
155,600	@,L	Quanta Services, Inc.	4,669,556
348,500		Service Corp. International	4,872,030
44,100		Watson Wyatt Worldwide, Inc.	2,274,237

			22,007,349

		Computers: 2.8%
161,900	@,L	Network Appliance, Inc.	5,211,561
109,500	@	Synopsys, Inc.	2,903,940

			8,115,501

		Cosmetics/ Personal Care: 2.0%
77,500		Avon Products, Inc.	2,975,225
47,900	@,L	Chattem, Inc.	3,049,793

			6,025,018

		Diversified Financial Services: 1.2%
87,000	@,L	Investment Technology Group, Inc.	3,536,550

			3,536,550

		Electric: 1.5%
189,800	@	AES Corp.	4,503,954

			4,503,954

		Electrical Components & Equipment: 3.3%
81,900	W	Ametek, Inc.	3,090,906
97,500	@,L	General Cable Corp.	6,644,625

			9,735,531

		Electronics: 3.3%
76,400	@	Dolby Laboratories, Inc.	2,574,680
74,400	@	Thermo Electron Corp.	4,062,240
104,000	@	Trimble Navigation Ltd.	3,035,760

			9,672,680

		Engineering & Construction: 3.7%
36,500	@	Foster Wheeler Ltd.	3,779,210
89,800	@	McDermott International, Inc.	7,004,400

			10,783,610

		Entertainment: 1.6%
166,100	@,L	Macrovision Corp.	4,642,495

			4,642,495

		Food: 1.3%
77,600		Supervalu, Inc.	3,696,864

			3,696,864

		Healthcare — Products: 10.6%
125,800	@	Cytyc Corp.	5,318,824
88,813	@	Gen-Probe, Inc.	4,803,895
88,919	@,L	Hologic, Inc.	4,809,629
65,900	@,L	Kinetic Concepts, Inc.	3,306,862
80,900	@,L	Kyphon, Inc.	3,841,941
101,900	@	Respironics, Inc.	4,498,885
109,600	@	St. Jude Medical, Inc.	4,678,824

			31,258,860

		Healthcare — Services: 1.5%
67,200	@,W	Covance, Inc.	4,472,160

			4,472,160

		Household Products/ Wares: 1.5%
67,100		Clorox Co.	4,505,094

			4,505,094

		Insurance: 3.8%
35,300		AMBAC Financial Group, Inc.	3,163,233
4,500	@	Markel Corp.	2,218,500
71,400		Principal Financial Group	4,341,120
26,800	@,L	ProAssurance Corp.	1,514,736

			11,237,589

		Internet: 4.2%
52,500	@,L	Akamai Technologies, Inc.	2,321,025
20,200	@	F5 Networks, Inc.	1,641,452
87,200	@,L	Valueclick, Inc.	2,731,976
186,100	@	VeriSign, Inc.	5,551,363

			12,245,816

		Metal Fabricate/ Hardware: 0.6%
14,200		Precision Castparts Corp.	1,697,752

			1,697,752

		Miscellaneous Manufacturing: 3.8%
62,300		ITT Corp.	4,192,790
119,000		Roper Industries, Inc.	6,944,840

			11,137,630

		Oil & Gas: 1.7%
95,000	@	Plains Exploration & Production Co.	5,027,400

			5,027,400

		Oil & Gas Services: 3.4%
95,200	@,L	Cameron International Corp.	6,749,680
198,600	@,L	Input/ Output, Inc.	3,183,558

			9,933,238

		Packaging & Containers: 1.4%
123,600	@	Pactiv Corp.	4,198,692

			4,198,692

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MIDCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Pharmaceuticals: 1.7%
48,900	@	Express Scripts, Inc.	$4,992,690

			4,992,690

		Real Estate: 0.8%
20,800		Jones Lang LaSalle, Inc.	2,427,360

			2,427,360

		Retail: 5.9%
129,400	@	GameStop Corp.	4,785,212
37,400		Nordstrom, Inc.	1,942,182
105,300	@	Office Depot, Inc.	3,832,920
147,700	@,L	Saks, Inc.	2,959,908
78,800	@,L	Under Armour, Inc.	3,769,004

			17,289,226

		Semiconductors: 3.9%
207,534	L	Altera Corp.	4,733,851
82,100	@	Broadcom Corp.	2,508,976
385,200	@,L	ON Semiconductor Corp.	4,137,048

			11,379,875

		Software: 6.8%
201,200	@,L	Activision, Inc.	3,981,748
61,921	@,L	Ansys, Inc.	3,477,483
47,200		Dun & Bradstreet Corp.	4,726,136
83,100	@	Fiserv, Inc.	4,923,675
94,900	@	Intuit, Inc.	2,894,450

			20,003,492

		Telecommunications: 3.9%
251,900	@	Arris Group, Inc.	4,143,755
90,000	@,L	NII Holdings, Inc.	7,332,300

			11,476,055

		Total Common Stock (Cost $243,471,881)	286,115,074

EXCHANGE-TRADED FUNDS: 0.7%
		Exchange-Traded Funds: 0.7%
18,876	L	iShares Russell Midcap Growth Index Fund	2,191,692

		Total Exchange-Traded Funds (Cost $1,738,291)	2,191,692

		Total Long-Term Investments (Cost $245,210,172)	288,306,766

Principal Amount			Value

SHORT-TERM INVESTMENTS: 25.7%
		Mutual Fund: 2.6%
$7,500,000	**	ING Institutional Prime Money Market Fund	$7,500,000

		Total Mutual Fund (Cost $7,500,000)	7,500,000

		Repurchase Agreement: 0.1%
386,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $386,057 to be received upon repurchase (Collateralized by $310,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $394,436, due 11/15/22)	386,000

		Total Repurchase Agreement (Cost $386,000)	386,000

		Securities Lending CollateralCC: 23.0%
67,576,000		The Bank of New York Institutional Cash Reserves Fund	67,576,000

		Total Securities Lending Collateral (Cost $67,576,000)	67,576,000

		Total Short-Term Investments (Cost $75,462,000)	75,462,000

Total Investments in Securities (Cost $320,672,172)*	123.8%	$363,768,766
Other Assets and Liabilities-Net	(23.8)	(69,964,671)

Net Assets	100.0%	$293,804,095

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$45,955,291
Gross Unrealized Depreciation	(2,858,697)

Net Unrealized Appreciation	$43,096,594

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.6%
		Aerospace/ Defense: 3.2%
4,100		Raytheon Co.	$227,960

			227,960

		Apparel: 4.6%
4,300	@	Coach, Inc.	220,848
1,700		Phillips-Van Heusen	103,904

			324,752

		Auto Parts & Equipment: 0.5%
400	@@	Magna International, Inc.	35,660

			35,660

		Banks: 1.1%
700	@@	Uniao de Bancos Brasileiros SA GDR	78,617

			78,617

		Chemicals: 3.0%
3,700		Albemarle Corp.	150,368
1,500		Sigma-Aldrich Corp.	64,920

			215,288

		Commercial Services: 6.7%
5,600	@@	Accenture Ltd.	229,264
1,400	@	Apollo Group, Inc.	67,158
1,300	@	ITT Educational Services, Inc.	147,147
500		McKesson Corp.	31,565

			475,134

		Computers: 6.2%
7,900		Electronic Data Systems Corp.	227,599
1,500		Hewlett-Packard Co.	68,565
9,600	@,@@	Qimonda AG ADR	143,424

			439,588

		Electric: 0.5%
800	@@	Huaneng Power International, Inc. ADR	33,008

			33,008

		Electronics: 1.0%
4,100	@	Vishay Intertechnology, Inc.	73,062

			73,062

		Food: 4.7%
3,400		General Mills, Inc.	208,216
4,300	@@	Unilever NV ADR	128,140

			336,356

		Hand/ Machine Tools: 2.0%
2,600		Snap-On, Inc.	140,582

			140,582

		Healthcare — Products: 4.9%
1,600	@@	Alcon, Inc.	220,896
2,300		Baxter International, Inc.	130,732

			351,628

		Healthcare — Services: 5.5%
700		Aetna, Inc.	37,051
1,000	@	Humana, Inc.	62,050
1,300		UnitedHealth Group, Inc.	71,201
1,700	@	WellCare Health Plans, Inc.	156,468
800	@	WellPoint, Inc.	65,128

			391,898

		Insurance: 3.7%
4,400	@@	Allianz SE ADR	97,548
900	@@	Axis Capital Holdings Ltd.	35,613
600		Chubb Corp.	32,922
300		Hartford Financial Services Group, Inc.	30,951
500		Metlife, Inc.	34,000
300		Prudential Financial, Inc.	30,606

			261,640

		Internet: 3.3%
6,300	@	McAfee, Inc.	231,588

			231,588

		Iron/ Steel: 1.4%
1,500		Nucor Corp.	101,310

			101,310

		Machinery — Diversified: 1.4%
2,600		Wabtec Corp.	101,816

			101,816

		Media: 2.0%
2,000		McGraw-Hill Cos., Inc.	140,620

			140,620

		Mining: 2.1%
3,500	@@	Teck Cominco Ltd.	147,840

			147,840

		Miscellaneous Manufacturing: 4.7%
1,700		Eaton Corp.	159,358
2,200		Teleflex, Inc.	176,660

			336,018

		Oil & Gas: 1.5%
400		Chevron Corp.	32,596
400		ExxonMobil Corp.	33,268
300		Marathon Oil Corp.	37,143

			103,007

		Oil & Gas Services: 4.7%
1,000	@	Cameron International Corp.	70,900
1,000		Halliburton Co.	35,950
1,900	@	National Oilwell Varco, Inc.	179,455
700		Tidewater, Inc.	46,200

			332,505

		Packaging & Containers: 1.0%
2,000	@	Pactiv Corp.	67,940

			67,940

		Pharmaceuticals: 10.9%
700		AmerisourceBergen Corp.	35,854
5,500	@@	Biovail Corp.	133,430
2,000	@	Forest Laboratories, Inc.	101,420
3,500	@	ImClone Systems, Inc.	144,620
8,900	@	King Pharmaceuticals, Inc.	189,036
3,300	@	NBTY, Inc.	173,349

			777,709

		Retail: 5.8%
1,500	@	Aeropostale, Inc.	69,450
2,100	@	Big Lots, Inc.	66,150
900	@	Dollar Tree Stores, Inc.	38,079
2,800	@	Kohl’s Corp.	210,896
600		Nordstrom, Inc.	31,158

			415,733

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Semiconductors: 2.1%
4,500	@	Amkor Technology, Inc.	$63,990
3,100	@,@@	Verigy Ltd.	88,691

			152,681

		Software: 4.4%
7,900		CA, Inc.	209,587
2,600	@,@@	Cognos, Inc.	104,000

			313,587

		Telecommunications: 4.7%
5,600	@	ADC Telecommunications, Inc.	93,800
1,400		CenturyTel, Inc.	69,188
2,000	@,@@	Millicom International Cellular SA	170,160

			333,148

		Total Common Stock (Cost $6,346,337)	6,940,675

EXCHANGE-TRADED FUNDS: 1.0%
		Exchange-Traded Funds: 1.0%
1,200		iShares Russell 1000 Growth	72,432

		Total Exchange-Traded Funds (Cost $68,346)	72,432

		Total Long-Term Investments (Cost $6,414,683)	7,013,107

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.0%
		Mutual Fund: 0.3%
$20,000	**	ING Institutional Prime Money Market Fund	$20,000

		Total Mutual Fund (Cost $20,000)	20,000

		Repurchase Agreement: 1.7%
124,000		Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $124,018 to be received upon repurchase (Collateralized by $127,000 Federal National Mortgage Association, 3.860%, Market Value plus accrued interest $126,999, due 02/22/08)	124,000

		Total Repurchase Agreement (Cost $124,000)	124,000

		Total Short-Term Investments (Cost $144,000)	144,000

Total Investments in Securities (Cost $6,558,683)*	100.6%	$7,157,107
Other Assets and Liabilities-Net	(0.6)	(45,642)

Net Assets	100.0%	$7,111,465

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
**	Investment in affiliate
*	Cost for federal income tax purposes is $6,558,744.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$635,649
Gross Unrealized Depreciation	(37,286)

Net Unrealized Appreciation	$598,363

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.0%
		Advertising: 0.6%
60,300	@,L	Gaiam, Inc.	$972,036

			972,036

		Aerospace/ Defense: 1.8%
24,600		DRS Technologies, Inc.	1,263,210
33,900	@	Moog, Inc.	1,459,734

			2,722,944

		Apparel: 2.9%
10,900	@,L	CROCS, Inc.	886,824
29,400	@,@@, L	Gildan Activewear, Inc.	1,027,530
24,500		Phillips-Van Heusen	1,497,440
33,300	@	Steven Madden Ltd.	1,084,914

			4,496,708

		Banks: 2.5%
120,500		Bank Mutual Corp.	1,425,515
28,300	@,L	SVB Financial Group	1,501,881
29,300		Whitney Holding Corp.	909,472

			3,836,868

		Biotechnology: 2.1%
24,500	@,L	Alexion Pharmaceuticals, Inc.	1,189,965
97,300	@,L	Human Genome Sciences, Inc.	1,030,407
20,400	@	Integra LifeSciences Holdings Corp.	1,046,928

			3,267,300

		Chemicals: 2.1%
26,900		Albemarle Corp.	1,093,216
11,900		Minerals Technologies, Inc.	756,959
47,400		UAP Holding Corp.	1,396,404

			3,246,579

		Commercial Services: 5.1%
26,200	@,L	Advisory Board Co.	1,364,234
19,400		Arbitron, Inc.	1,015,784
46,957	L	Diamond Management & Technology Consultants, Inc.	610,911
35,600	@,L	FTI Consulting, Inc.	1,320,048
33,900	@	Geo Group, Inc.	1,847,550
26,032	@	Kendle International, Inc.	898,885
20,100	@	Vistaprint Ltd.	805,407

			7,862,819

		Computers: 5.7%
17,400	@,L	CACI International, Inc.	896,970
19,500	@,L	Electronics for Imaging	555,945
57,900	@,L	Komag, Inc.	1,404,654
24,700	@	Kronos, Inc.	1,353,313
17,100	@,@@, L	Logitech International	457,083
35,065	@	Micros Systems, Inc.	1,945,757
55,400	@,@@, L	Ness Technologies, Inc.	659,814
64,783	@,@@	Xyratex Ltd.	1,429,113

			8,702,649

		Cosmetics/ Personal Care: 0.5%
43,000	@	Physicians Formula Holdings, Inc.	743,900

			743,900

		Distribution/ Wholesale: 1.7%
82,800	@,L	Brightpoint, Inc.	1,087,992
36,250		Pool Corp.	1,484,438

			2,572,430

		Diversified Financial Services: 2.6%
4,500		International Securities Exchange, Inc.	292,680
30,200	@	Investment Technology Group, Inc.	1,227,630
7,781	@	JMP Group, Inc.	89,092
46,000		OptionsXpress Holdings, Inc.	1,172,080
46,000		Waddell & Reed Financial, Inc.	1,193,240

			3,974,722

		Electrical Components & Equipment: 0.7%
15,200	@	General Cable Corp.	1,035,880

			1,035,880

		Electronics: 3.8%
17,700	@,L	Benchmark Electronics, Inc.	391,347
30,600	@,L	Cymer, Inc.	1,228,284
33,100		Keithley Instruments, Inc.	439,237
8,718	@,L	Measurement Specialties, Inc.	173,401
21,200	@	Thomas & Betts Corp.	1,230,024
30,278	@	Trimble Navigation Ltd.	883,815
24,300	@	Varian, Inc.	1,430,055

			5,776,163

		Energy — Alternate Sources: 0.2%
14,793	@	Comverge, Inc.	380,180

			380,180

		Engineering & Construction: 0.7%
16,000	@	EMCOR Group, Inc.	1,049,440

			1,049,440

		Entertainment: 1.0%
52,300	@	Macrovision Corp.	1,461,785

			1,461,785

		Gas: 0.6%
31,900	L	Piedmont Natural Gas Co.	846,626

			846,626

		Hand/ Machine Tools: 0.6%
18,600	L	Franklin Electric Co., Inc.	876,804

			876,804

		Healthcare — Products: 4.1%
16,800	@,L	Arthrocare Corp.	740,376
22,800		Cooper Cos., Inc.	1,257,192
35,400	@,L	DJO, Inc.	1,380,954
9,700	@,L	Hologic, Inc.	524,673
34,501	@,L	Kyphon, Inc.	1,638,452
15,400	@,L	Resmed, Inc.	694,232

			6,235,879

		Healthcare — Services: 4.5%
32,351	@,L	Amedisys, Inc.	1,206,692
24,100	@,L	Healthways, Inc.	1,123,542
30,800	@	Magellan Health Services, Inc.	1,379,840
24,404	@	Pediatrix Medical Group, Inc.	1,406,158
43,600	@	Psychiatric Solutions, Inc.	1,701,272

			6,817,504

		Housewares: 1.5%
39,000		Toro Co.	2,333,370

			2,333,370

		Insurance: 3.0%
51,700	@@	Aspen Insurance Holdings Ltd.	1,402,104
17,000		PMI Group, Inc.	840,480

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Insurance (continued)
22,853	@,L	ProAssurance Corp.	$1,291,652
35,050	@@	Security Capital Assurance Ltd.	1,127,559

			4,661,795

		Internet: 3.7%
21,400	@,L	aQuantive, Inc.	1,365,106
11,300	@	F5 Networks, Inc.	918,238
18,500	@,L	Nutri/ System, Inc.	1,212,120
31,900	@,L	Sapient Corp.	239,250
61,630	@,L	Trizetto Group	1,142,004
26,500	@,L	Valueclick, Inc.	830,245

			5,706,963

		Iron/ Steel: 0.8%
13,300		Cleveland-Cliffs, Inc.	1,174,257

			1,174,257

		Leisure Time: 1.2%
35,572	@,L	Life Time Fitness, Inc.	1,820,575

			1,820,575

		Lodging: 0.6%
73,700	@	Red Lion Hotels Corp.	947,782

			947,782

		Machinery — Diversified: 2.8%
34,651	@,L	Intermec, Inc.	852,415
5,900	@	Middleby Corp.	731,777
26,100		Nordson Corp.	1,356,939
34,000		Wabtec Corp.	1,331,440

			4,272,571

		Media: 0.4%
22,000	L	Entercom Communications Corp.	585,200

			585,200

		Mining: 0.8%
105,600	@,L	Coeur d’Alene Mines Corp.	381,216
8,900	@	RTI International Metals, Inc.	789,875

			1,171,091

		Oil & Gas: 4.7%
43,400	@,L	Carrizo Oil & Gas, Inc.	1,765,078
75,200	@,L	EXCO Resources, Inc.	1,358,864
100,000	@,L	McMoRan Exploration Co.	1,515,000
63,400	@,L	Parallel Petroleum Corp.	1,462,004
78,500	@,L	Petroquest Energy, Inc.	1,111,560

			7,212,506

		Oil & Gas Services: 1.1%
8,700	@	Dresser-Rand Group, Inc.	309,720
7,500	@,L	Dril-Quip, Inc.	363,900
13,200	@	FMC Technologies, Inc.	997,920

			1,671,540

		Packaging & Containers: 0.8%
21,000	L	Greif, Inc.	1,168,860

			1,168,860

		Pharmaceuticals: 4.3%
30,300	@,L	Alkermes, Inc.	486,618
25,400	@,L	BioMarin Pharmaceuticals, Inc.	453,136
47,200	@,L	Cubist Pharmaceuticals, Inc.	1,083,240
36,200	@	HealthExtras, Inc.	1,101,566
43,300	@,L	Sciele Pharma, Inc.	1,070,376
20,000	@,L	Theravance, Inc.	686,800
16,000	@,L	United Therapeutics Corp.	1,055,840
16,500	@,L	USANA Health Sciences, Inc.	641,520

			6,579,096

		Real Estate Investment Trusts: 1.1%
19,800		Digital Realty Trust, Inc.	803,880
28,800	L	Nationwide Health Properties, Inc.	894,816

			1,698,696

		Retail: 5.9%
47,900		Casey’s General Stores, Inc.	1,293,779
17,300		Cash America International, Inc.	717,777
24,900	@,L	JOS A Bank Clothiers, Inc.	1,048,041
14,700		Longs Drug Stores Corp.	842,016
63,100	@	Morton’s Restaurant Group, Inc.	990,670
27,300	@,L	Pantry, Inc.	1,189,188
52,000	@,L	Sonic Corp.	1,267,760
38,200	@,L	Tween Brands, Inc.	1,662,846

			9,012,077

		Savings & Loans: 1.3%
120,900	L	NewAlliance Bancshares, Inc.	1,948,906

			1,948,906

		Semiconductors: 5.9%
70,000	@,L	Axcelis Technologies, Inc.	450,100
135,300	@,L	Entegris, Inc.	1,555,950
60,000	@	Fairchild Semiconductor International, Inc.	1,105,200
33,900	@,L	Formfactor, Inc.	1,348,542
58,900		Micrel, Inc.	733,894
66,600	@,L	ON Semiconductor Corp.	715,284
96,600	@,L	Semtech Corp.	1,608,390
55,200	@,@@	Verigy Ltd.	1,579,272

			9,096,632

		Software: 5.0%
42,700	@	Ansys, Inc.	2,398,032
36,000		Blackbaud, Inc.	852,840
24,000	L	Global Payments, Inc.	960,960
68,300	@,L	Informatica Corp.	1,042,258
48,000	@	THQ, Inc.	1,636,800
20,000	@,L	Verifone Holdings, Inc.	692,600

			7,583,490

		Storage/ Warehousing: 1.0%
51,600	@,L	Mobile Mini, Inc.	1,558,320

			1,558,320

		Telecommunications: 4.7%
24,200	L	Adtran, Inc.	654,852
54,100		Alaska Communications Systems Group, Inc.	853,698
8,100	@,L	Anixter International, Inc.	598,266
44,200	@,L	Foundry Networks, Inc.	710,736
43,800	@,L	NeuStar, Inc.	1,272,828
37,700	@,L	Optium Corp.	510,081
39,825	@	RCN Corp.	1,121,074
46,500	@,L	SBA Communications Corp.	1,494,045

			7,215,580

		Transportation: 2.6%
23,300	@	Genesee & Wyoming, Inc.	757,949
34,600	@	HUB Group, Inc.	1,279,508
39,200		Knight Transportation, Inc.	734,216

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP OPPORTUNITIES FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Transportation (continued)
22,600		Pacer International, Inc.	$608,392
22,100	@,L	PHI, Inc.	629,850

			4,009,915

		Total Common Stock (Cost $124,711,746)	148,308,438

EXCHANGE-TRADED FUNDS: 0.5%
		Exchange-Traded Funds: 0.5%
9,401	L	iShares Russell 2000 Growth Index Fund	813,657

		Total Exchange-Traded Funds (Cost $745,855)	813,657

		Total Long-Term Investments (Cost $125,457,601)	149,122,095

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 30.1%
		Mutual Fund: 3.1%
$4,700,000	**	ING Institutional Prime Money Market Fund	$4,700,000

		Total Mutual Fund (Cost $4,700,000)	4,700,000

		Repurchase Agreement: 0.3%
460,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $460,068 to be received upon repurchase (Collateralized by $369,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $469,506, due 11/15/22)	460,000

		Total Repurchase Agreement (Cost $460,000)	460,000

		Securities Lending CollateralCC: 26.7%
40,841,000		The Bank of New York Institutional Cash Reserves Fund	40,841,000

		Total Securities Lending Collateral (Cost $40,841,000)	40,841,000

		Total Short-Term Investments (Cost $46,001,000)	46,001,000

Total Investments in Securities (Cost $171,458,601)*	127.6%	$195,123,095
Other Assets and Liabilities-Net	(27.6)	(42,180,766)

Net Assets	100.0%	$152,942,329

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
**	Investment in affiliate
*	Cost for federal income tax purposes is $171,559,547.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,658,200
Gross Unrealized Depreciation	(3,094,652)

Net Unrealized Appreciation	$23,563,548

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FINANCIAL SERVICES FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 96.5%
		Banks: 26.1%
94,700		Associated Banc-Corp.	$3,126,047
247,707		Bank of America Corp.	12,561,221
107,839		Bank of New York Co., Inc.	4,373,950
39,866		Capital One Financial Corp.	3,180,509
97,700		PNC Financial Services Group, Inc.	7,210,260
162,000		Prosperity Bancshares, Inc.	5,611,680
98,800		State Street Corp.	6,745,076
288,119		US Bancorp	9,963,155
188,387		Wachovia Corp.	10,208,692
399,490		Wells Fargo & Co.	14,417,594
52,586		Zions Bancorp	4,231,070

			81,629,254

		Commercial Services: 0.8%
109,334		Western Union Co.	2,454,548

			2,454,548

		Diversified Financial Services: 30.9%
56,491	@	Affiliated Managers Group, Inc.	7,355,128
96,808		American Express Co.	6,290,584
60,600		CIT Group, Inc.	3,631,758
336,500		Citigroup, Inc.	18,335,885
243,998	@	E*Trade Financial Corp.	5,843,752
73,926		Fannie Mae	4,725,350
56,817		Freddie Mac	3,794,807
21,773		Goldman Sachs Group, Inc.	5,025,644
314,198		JP Morgan Chase & Co.	16,284,882
41,732		Lehman Brothers Holdings, Inc.	3,062,294
108,554		Merrill Lynch & Co., Inc.	10,066,212
38,265		Morgan Stanley	3,254,056
62,500		Nuveen Investments, Inc.	3,428,750
271,400	@	TD Ameritrade Holding Corp.	5,571,842

			96,670,944

		Home Builders: 1.0%
131,280		D.R. Horton, Inc.	3,068,014

			3,068,014

		Insurance: 33.2%
108,045	@@	ACE Ltd.	6,652,331
82,300		Aflac, Inc.	4,350,378
207,571		American International Group, Inc.	15,015,686
129,400	@@	Axis Capital Holdings Ltd.	5,120,358
87,900	@@	Endurance Specialty Holdings Ltd.	3,501,057
124,099		Genworth Financial, Inc.	4,479,974
51,336		Hartford Financial Services Group, Inc.	5,296,335
57,915		Lincoln National Corp.	4,198,838
67,900		MBIA, Inc.	4,518,745
101,900		Metlife, Inc.	6,929,200
55,800		MGIC Investment Corp.	3,627,000
115,100		Principal Financial Group	6,998,080
112,400		Protective Life Corp.	5,623,372
46,288		Prudential Financial, Inc.	4,722,302
108,500	@@	Security Capital Assurance Ltd.	3,490,445
92,800		Stancorp Financial Group, Inc.	4,719,808
85,405		Travelers Cos., Inc.	4,626,389
111,200	@@	Willis Group Holdings Ltd.	5,149,672
142,300		WR Berkley Corp.	4,687,362

			103,707,332

		Real Estate Investment Trusts: 3.0%
68,600		Douglas Emmett, Inc.	1,808,982
43,000		Home Properties, Inc.	2,476,800
62,100		Liberty Property Trust	2,913,732
24,500		Macerich Co.	2,185,400

			9,384,914

		Savings & Loans: 1.5%
223,900		People’s United Financial, Inc.	4,520,541

			4,520,541

		Total Common Stock (Cost $227,824,894)	301,435,547

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.9%
		Mutual Fund: 3.8%
$12,000,000	**	ING Institutional Prime Money Market Fund	$12,000,000

		Total Mutual Fund (Cost $12,000,000)	12,000,000

		Repurchase Agreement: 0.1%
236,000		Goldman Sachs Repurchase Agreement dated 05/31/07, 5.290%, due 06/01/07, $236,035 to be received upon repurchase (Collateralized by $190,000 U.S. Treasury, 7.625%, Market Value plus accrued interest $241,751, due 11/15/22)	236,000

		Total Repurchase Agreement (Cost $236,000)	236,000

		Total Short-Term Investments (Cost $12,236,000)	12,236,000

Total Investments in Securities (Cost $240,060,894)*	100.4%	$313,671,547
Other Assets and Liabilities-Net	(0.4)	(1,250,691)

Net Assets	100.0%	$312,420,856

@	Non-income producing security
@@	Foreign Issuer
**	Investment in affiliate
*	Cost for federal income tax purposes is $240,225,513.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$74,673,204
Gross Unrealized Depreciation	(1,227,170)

Net Unrealized Appreciation	$73,446,034

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 97.0%
		Agriculture: 1.1%
16,890		Altria Group, Inc.	$1,200,879

			1,200,879

		Auto Manufacturers: 8.6%
574,510		Ford Motor Co.	4,791,414
147,880		General Motors Corp.	4,434,921

			9,226,335

		Auto Parts & Equipment: 0.8%
330,390	@	Delphi Corp.	895,357

			895,357

		Banks: 4.5%
66,540		Fifth Third Bancorp	2,818,634
114,460	@@	Popular, Inc.	1,969,857

			4,788,491

		Biotechnology: 1.6%
29,640	@	Amgen, Inc.	1,669,621

			1,669,621

		Chemicals: 2.4%
57,256		Dow Chemical Co.	2,598,277

			2,598,277

		Commercial Services: 3.0%
136,640		H&R Block, Inc.	3,237,002

			3,237,002

		Computers: 8.5%
128,000	@	Dell, Inc.	3,439,360
53,910		Electronic Data Systems Corp.	1,553,147
25,940		International Business Machines Corp.	2,765,204
160,620	@	Unisys Corp.	1,336,358

			9,094,069

		Diversified Financial Services: 2.1%
40,830		Citigroup, Inc.	2,224,827

			2,224,827

		Electronics: 1.8%
269,810	@	Sanmina-SCI Corp.	963,222
297,260	@	Solectron Corp.	1,010,684

			1,973,906

		Food: 9.1%
63,708		Kraft Foods, Inc.	2,155,879
26,400		Kroger Co.	800,448
50,160		Safeway, Inc.	1,729,517
186,593		Sara Lee Corp.	3,340,015
37,610		Supervalu, Inc.	1,791,740

			9,817,599

		Healthcare — Products: 4.9%
202,241	@	Boston Scientific Corp.	3,169,116
33,340		Johnson & Johnson	2,109,422

			5,278,538

		Healthcare — Services: 1.5%
225,570	@	Tenet Healthcare Corp.	1,567,712

			1,567,712

		Home Furnishings: 2.9%
27,860		Whirlpool Corp.	3,110,569

			3,110,569

		Insurance: 3.5%
77,440	@	Conseco, Inc.	1,526,342
67,210		Marsh & McLennan Cos., Inc.	2,206,504

			3,732,846

		Media: 7.0%
58,640		Gannett Co., Inc.	3,449,205
22,755		Idearc, Inc.	802,114
44,250		McClatchy Co.	1,224,398
64,130		Tribune Co.	2,064,986

			7,540,703

		Miscellaneous Manufacturing: 3.0%
126,990		Eastman Kodak Co.	3,220,466

			3,220,466

		Office/ Business Equipment: 2.0%
114,290	@	Xerox Corp.	2,156,652

			2,156,652

		Pharmaceuticals: 9.2%
110,340		Bristol-Myers Squibb Co.	3,344,405
30,230		Merck & Co., Inc.	1,585,564
122,090		Pfizer, Inc.	3,356,254
26,710		Wyeth	1,544,906

			9,831,129

		Pipelines: 1.7%
104,910		El Paso Corp.	1,787,666

			1,787,666

		Semiconductors: 6.7%
165,900		Intel Corp.	3,678,003
289,000	@	Micron Technology, Inc.	3,520,020

			7,198,023

		Software: 2.5%
86,310		Microsoft Corp.	2,647,128

			2,647,128

		Telecommunications: 8.6%
238,619	@@	Alcatel SA ADR	3,273,853
51,672		AT&T, Inc.	2,136,120
88,710		Verizon Communications, Inc.	3,861,547

			9,271,520

		Total Common Stock (Cost $93,716,751)	104,069,315

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING LARGECAP VALUE FUND
AS OF MAY 31, 2007 (CONTINUED)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 2.2%
		U.S. Government Agency Obligations: 2.2%
$2,336,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$2,335,685

		Total Short-Term Investments (Cost $2,335,685)	2,335,685

Total Investments in Securities (Cost $96,052,436)*	99.2%	$106,405,000
Other Assets and Liabilities-Net	0.8	811,292

Net Assets	100.0%	$107,216,292

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,017,275
Gross Unrealized Depreciation	(2,664,711)

Net Unrealized Appreciation	$10,352,564

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 99.3%
		Aerospace/ Defense: 1.9%
40,500		Boeing Co.	$4,073,895
44,200		United Technologies Corp.	3,118,310

			7,192,205

		Agriculture: 3.4%
96,200		Altria Group, Inc.	6,839,820
79,400		Loews Corp.	6,173,350

			13,013,170

		Airlines: 0.8%
102,100	@,L	AMR Corp.	2,894,535

			2,894,535

		Auto Parts & Equipment: 1.9%
211,600	@,L	Goodyear Tire & Rubber Co.	7,505,452

			7,505,452

		Banks: 6.2%
177,000		Bank of America Corp.	8,975,670
184,300		Bank of New York Co., Inc.	7,475,208
212,000		Wells Fargo & Co.	7,651,080

			24,101,958

		Beverages: 3.1%
78,000		Coca-Cola Co.	4,133,220
105,300	@@	Fomento Economico Mexicano SA de CV ADR	4,195,152
39,957		Molson Coors Brewing Co.	3,658,862

			11,987,234

		Chemicals: 2.0%
60,800	L	Air Products & Chemicals, Inc.	4,741,792
115,364	L	HB Fuller Co.	3,143,669

			7,885,461

		Coal: 1.0%
74,800	L	Peabody Energy Corp.	4,042,192

			4,042,192

		Computers: 2.0%
126,900		Hewlett-Packard Co.	5,800,599
360,000	@	Sun Microsystems, Inc.	1,836,000

			7,636,599

		Cosmetics/ Personal Care: 3.1%
187,300		Procter & Gamble Co.	11,902,915

			11,902,915

		Diversified Financial Services: 16.9%
38,400	@,L	Affiliated Managers Group, Inc.	4,999,680
36,100	L	Bear Stearns Cos., Inc.	5,413,556
210,400		Citigroup, Inc.	11,464,696
55,100	L	Countrywide Financial Corp.	2,145,594
312,304	@	E*Trade Financial Corp.	7,479,681
68,100		Freddie Mac	4,548,399
216,000		JP Morgan Chase & Co.	11,195,280
107,900		Merrill Lynch & Co., Inc.	10,005,567
59,600		Morgan Stanley	5,068,384
15,500	@	Piper Jaffray Cos	1,036,950
65,000		Raymond James Financial, Inc.	2,165,150

			65,522,937

		Electric: 3.8%
131,400	@	Mirant Corp.	6,096,960
32,800	@,L	NRG Energy, Inc.	2,882,792
114,600		PG&E Corp.	5,645,196

			14,624,948

		Electrical Components & Equipment: 1.2%
65,100	@,L	General Cable Corp.	4,436,565

			4,436,565

		Engineering & Construction: 1.6%
169,237	@	Infrasource Services, Inc.	6,126,379

			6,126,379

		Entertainment: 1.0%
162,000	L	Regal Entertainment Group	3,706,560

			3,706,560

		Food: 1.3%
150,813		Kraft Foods, Inc.	5,103,512

			5,103,512

		Gas: 1.3%
81,800	L	Sempra Energy	5,015,976

			5,015,976

		Healthcare — Products: 1.0%
61,000		Johnson & Johnson	3,859,470

			3,859,470

		Home Builders: 0.3%
21,967	L	KB Home	1,008,066

			1,008,066

		Insurance: 8.3%
116,000		American International Group, Inc.	8,391,440
43,400	L	Metlife, Inc.	2,951,200
84,500		MGIC Investment Corp.	5,492,500
62,000		Principal Financial Group	3,769,600
80,790		Stancorp Financial Group, Inc.	4,108,979
100,400		Travelers Cos., Inc.	5,438,668
60,000		WR Berkley Corp.	1,976,400

			32,128,787

		Iron/ Steel: 1.3%
42,800		Allegheny Technologies, Inc.	4,947,252

			4,947,252

		Lodging: 0.8%
38,500	@	MGM Mirage	3,061,905

			3,061,905

		Media: 2.7%
140,300	@,L	Comcast Corp. — Class A	3,845,623
132,400		News Corp., Inc. — Class A	2,924,716
106,600		Walt Disney Co.	3,777,904

			10,548,243

		Mining: 0.7%
31,300	@@	Alcan, Inc.	2,715,588

			2,715,588

		Miscellaneous Manufacturing: 2.8%
77,600		Cooper Industries Ltd.	4,157,808
75,900		Dover Corp.	3,798,795
80,300		General Electric Co.	3,017,674

			10,974,277

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MAGNACAP FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas: 10.3%
76,700		ConocoPhillips	$5,938,881
215,600		ExxonMobil Corp.	17,931,452
84,800		Occidental Petroleum Corp.	4,661,456
140,300	@	Plains Exploration & Production Co.	7,424,676
52,200		Valero Energy Corp.	3,895,164

			39,851,629

		Pharmaceuticals: 3.7%
50,728	@	Medco Health Solutions, Inc.	3,944,609
83,700	L	Omnicare, Inc.	3,132,054
108,500		Pfizer, Inc.	2,982,665
75,300		Wyeth	4,355,352

			14,414,680

		Real Estate Investment Trusts: 1.8%
82,200		Liberty Property Trust	3,856,824
104,300		Sunstone Hotel Investors, Inc.	3,077,893

			6,934,717

		Retail: 2.3%
104,100		McDonald’s Corp.	5,262,255
104,400	@	Office Depot, Inc.	3,800,160

			9,062,415

		Savings & Loans: 1.6%
272,400	L	Hudson City Bancorp., Inc.	3,592,956
133,900		People’s United Financial, Inc.	2,703,441

			6,296,397

		Semiconductors: 1.5%
526,500	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,744,115

			5,744,115

		Software: 2.3%
180,400		First Data Corp.	5,899,080
94,300		Microsoft Corp.	2,892,181

			8,791,261

		Telecommunications: 5.4%
341,300		AT&T, Inc.	14,109,343
337,200	@,L	Qwest Communications International, Inc.	3,469,788
80,000	L	Verizon Communications, Inc.	3,482,400

			21,061,531

		Total Common Stock (Cost $296,977,553)	384,098,931

Principal Amount			Value

SHORT-TERM INVESTMENTS: 14.5%
		Repurchase Agreement: 1.0%
$3,898,000		Deutsche Bank Repurchase Agreement dated 05/31/07, 5.300%, due 06/01/07, $3,898,574 to be received upon repurchase (Collateralized by $3,870,000 Federal Home Loan Bank, 5.250%, Market Value plus accrued interest $3,979,257, due 06/11/10)	$3,898,000

		Total Repurchase Agreement (Cost $3,898,000)	3,898,000

		Securities Lending CollateralCC: 13.5%
52,248,000		The Bank of New York Institutional Cash Reserves Fund	52,248,000

		Total Securities Lending Collateral (Cost $52,248,000)	52,248,000

		Total Short-Term Investments (Cost $56,146,000)	56,146,000

Total Investments in Securities (Cost $353,123,553)*	113.8%	$440,244,931
Other Assets and Liabilities-Net	(13.8)	(53,464,614)

Net Assets	100.0%	$386,780,317

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
*	Cost for federal income tax purposes is $353,234,726.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$88,327,422
Gross Unrealized Depreciation	(1,317,217)

Net Unrealized Appreciation	$87,010,205

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 94.2%
		Aerospace/ Defense: 0.1%
300		Curtiss-Wright Corp.	$13,521
1,070		Kaman Corp.	31,437
350	@	Sequa Corp.	38,500

			83,458

		Agriculture: 0.1%
1,040		Universal Corp.	66,113

			66,113

		Airlines: 0.1%
180	@	Alaska Air Group, Inc.	5,249
5,180	@	ExpressJet Holdings, Inc.	32,064
1,500	@	Republic Airways Holdings, Inc.	35,055
1,700		Skywest, Inc.	46,801

			119,169

		Apparel: 0.4%
7,310		Cherokee, Inc.	342,181
2,050		Kellwood Co.	59,061

			401,242

		Auto Parts & Equipment: 0.2%
1,700		American Axle & Manufacturing Holdings, Inc.	48,994
2,600		ArvinMeritor, Inc.	54,288
1,500	@	Commercial Vehicle Group, Inc.	29,085
910	@	Lear Corp.	32,460
1,650		Modine Manufacturing Co.	38,792
1,350		Superior Industries International	30,483

			234,102

		Banks: 2.1%
220	I	Alabama National Bancorp.	13,816
53,586	@	Bancorp, Inc.	1,149,956
11,705		Cathay General Bancorp.	396,565
600	@	Centennial Bank Holdings, Inc.	5,256
320		Central Pacific Financial Corp.	10,858
940		Citizens Banking Corp.	17,898
530		Community Banks, Inc.	16,812
15,270		Corus Bankshares, Inc.	277,761
1,120		First Community Bancorp., Inc.	63,258
1,100		First Merchants Corp.	26,785
290		ITLA Capital Corp.	15,933
1,660	@@	Oriental Financial Group	20,069
540		Provident Bankshares Corp.	18,063
380		Sterling Financial Corp.	11,491
4,080		Susquehanna Bancshares, Inc.	87,842
450		Trustmark Corp.	12,114
450		Umpqua Holdings Corp.	11,232

			2,155,709

		Biotechnology: 0.1%
1,100	@	Applera Corp. - Celera Genomics Group	14,685
200	@	Bio-Rad Laboratories, Inc.	14,940
3,540		Cambrex Corp.	44,002

			73,627

		Building Materials: 2.1%
101,700		Gibraltar Industries, Inc.	2,190,618

			2,190,618

		Chemicals: 0.3%
9,870		Balchem Corp.	174,107
360		CF Industries Holdings, Inc.	16,103
560		HB Fuller Co.	15,260
180		Minerals Technologies, Inc.	11,450
260	@	OM Group, Inc.	16,253
1,700		Sensient Technologies Corp.	44,268

			277,441

		Commercial Services: 1.0%
3,985		ABM Industries, Inc.	117,597
1,690	@	Albany Molecular Research, Inc.	24,049
1,600		Kelly Services, Inc.	46,112
5,430		Landauer, Inc.	269,762
12,740		McGrath Rentcorp	396,596
1,260	@	MPS Group, Inc.	17,325
1,250	@	Pharmanet Development Group	40,138
2,600	@	PHH Corp.	80,600
670	@	Rent-A-Center, Inc.	18,157
3,460	@	Spherion Corp.	34,081

			1,044,417

		Computers: 1.6%
1,300	@	BISYS Group, Inc.	15,275
5,480	@	Ciber, Inc.	48,827
3,950		Computer Services, Inc.	129,560
450	@	Electronics for Imaging	12,830
2,330		Imation Corp.	88,330
750	@	Palm, Inc.	12,218
1,040	@	Perot Systems Corp.	17,763
283,200	@	Quantum Corp.	875,088
4,400	@	Silicon Storage Technology, Inc.	17,380
11,110		Syntel, Inc.	384,628

			1,601,899

		Cosmetics/ Personal Care: 0.3%
4,775	@	Chattem, Inc.	304,024

			304,024

		Distribution/ Wholesale: 0.0%
200	@	United Stationers, Inc.	13,418

			13,418

		Diversified Financial Services: 2.0%
1,560		Centerline Holding, Co.	30,716
6,270		Financial Federal Corp.	170,481
1,480		Friedman Billings Ramsey Group, Inc.	9,280
39,400		IndyMac Bancorp., Inc.	1,323,052
1,060	@	Knight Capital Group, Inc.	18,349
8,540		National Financial Partners Corp.	399,928
4,050	@	Ocwen Financial Corp.	57,348
1,400	@	Piper Jaffray Cos.	93,660

			2,102,814

		Electric: 0.5%
300		Allete, Inc.	14,400
3,690	@	Aquila, Inc.	15,756
2,050		Avista Corp.	48,011
1,000		Black Hills Corp.	40,990
540		CH Energy Group, Inc.	25,574
2,050		Cleco Corp.	55,309
1,060		Duquesne Light Holdings, Inc.	21,412
450	@	El Paso Electric Co.	12,245
1,500		Empire District Electric Co.	35,385
1,500		Idacorp, Inc.	49,815
500		NorthWestern Corp.	16,480
2,050		PNM Resources, Inc.	60,496
300		Unisource Energy Corp.	10,959
2,350		Westar Energy, Inc.	62,299

			469,131

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Electrical Components & Equipment: 2.2%
200		Belden Cdt, Inc.	$11,452
5,140	@	EnerSys	93,137
32,400	@	General Cable Corp.	2,208,060

			2,312,649

		Electronics: 1.6%
550	@	Benchmark Electronics, Inc.	12,161
640	@	Coherent, Inc.	19,853
113,000		Keithley Instruments, Inc.	1,499,510
5,900	@	Kemet Corp.	45,312
2,300		Methode Electronics, Inc.	34,684

			1,611,520

		Engineering & Construction: 0.0%
190	@	EMCOR Group, Inc.	12,462
100	@	Washington Group International, Inc.	8,400

			20,862

		Food: 4.4%
212,800		Del Monte Foods Co.	2,564,240
900	@	Hain Celestial Group, Inc.	25,740
1,400		Imperial Sugar Co.	39,788
620		Nash Finch Co.	29,171
1,000	@	Performance Food Group Co.	35,500
490		Pilgrim’s Pride Corp.	17,312
200	@	Ralcorp Holdings, Inc.	11,632
1,600		Ruddick Corp.	50,064
53,598	@	Smithfield Foods, Inc.	1,722,640
1,390	@	TreeHouse Foods, Inc.	38,976
330		Weis Markets, Inc.	14,150

			4,549,213

		Forest Products & Paper: 11.2%
87,500		Bowater, Inc.	1,819,125
93,200	@	Buckeye Technologies, Inc.	1,325,304
117,200		Glatfelter	1,592,748
68,300	@	Jefferson Smurfit Corp.	883,119
3,650	@	Mercer International, Inc.	39,238
149,500	@@	Sappi Ltd. ADR	2,798,640
900		Schweitzer-Mauduit International, Inc.	27,036
225,400		Wausau Paper Corp.	3,085,726

			11,570,936

		Gas: 0.2%
1,000		Laclede Group, Inc.	31,160
270		New Jersey Resources Corp.	14,791
370		Nicor, Inc.	17,372
250		Northwest Natural Gas Co.	12,458
900		Piedmont Natural Gas Co.	23,886
480		Southwest Gas Corp.	18,317
1,700		WGL Holdings, Inc.	59,959

			177,943

		Hand/ Machine Tools: 6.8%
45,700		Kennametal, Inc.	3,515,244
49,355		Lincoln Electric Holdings, Inc.	3,469,163

			6,984,407

		Healthcare — Products: 0.2%
1,400	@	Conmed Corp.	43,834
550		Steris Corp.	16,539
5,030		Young Innovations, Inc.	124,895

			185,268

		Healthcare — Services: 0.2%
550	@	AMERIGROUP Corp.	14,025
470	@	Apria Healthcare Group, Inc.	13,611
160	@	Genesis HealthCare Corp.	10,928
2,350	@	Kindred Healthcare, Inc.	75,200
280	@	Magellan Health Services, Inc.	12,544
2,770	@	Res-Care, Inc.	57,339

			183,647

		Home Builders: 0.0%
610	@	Hovnanian Enterprises, Inc.	15,409
450		M/I Homes, Inc.	12,951
1,150		Monaco Coach Corp.	17,722

			46,082

		Home Furnishings: 2.5%
89,800		Hooker Furniture Corp.	2,221,652
850		Kimball International, Inc.	11,603
13,330		Tempur-Pedic International, Inc.	338,049

			2,571,304

		Household Products/ Wares: 3.4%
3,650		American Greetings Corp.	95,667
54,631	@	Fossil, Inc.	1,705,034
3,700	@	Prestige Brands Holdings, Inc.	48,655
49,500		WD-40 Co.	1,649,835

			3,499,191

		Insurance: 1.8%
1,540		American Equity Investment Life Holding Co.	18,465
370	@	American Physicians Capital, Inc.	15,126
1,210	@	Argonaut Group, Inc.	40,087
900	@	CNA Surety Corp.	18,396
1,600		Commerce Group, Inc.	54,544
490		Delphi Financial Group	21,041
450		EMC Insurance Group, Inc.	11,408
300		FBL Financial Group, Inc.	11,544
720	@	Fpic Insurance Group, Inc.	33,394
450		Harleysville Group, Inc.	13,617
2,300		Horace Mann Educators Corp.	51,336
720		Infinity Property & Casualty Corp.	38,038
1,090		Landamerica Financial Group, Inc.	101,032
1,300	@	Meadowbrook Insurance Group, Inc.	14,196
270		Midland Co.	12,015
360	@	Navigators Group, Inc.	17,824
360		NYMAGIC, Inc.	15,088
700		Ohio Casualty Corp.	30,142
3,550		Phoenix Cos., Inc.	55,877
68,200	@	PMA Capital Corp.	725,648
1,090	@	ProAssurance Corp.	61,607
175,300	@,@@	Quanta Capital Holdings Ltd.	355,859
250		RLI Corp.	14,363
490		Safety Insurance Group, Inc.	20,404
1,030	@	SeaBright Insurance Holdings, Inc.	18,427
1,700		Selective Insurance Group	46,529
470		State Auto Financial Corp.	14,542
1,400		Stewart Information Services Corp.	55,468
300		Zenith National Insurance Corp.	14,511

			1,900,528

		Internet: 0.1%
530	@	Avocent Corp.	14,856
27,850	@	CMGI, Inc.	69,625
1,700	@	Infospace, Inc.	41,616
2,000	@	Secure Computing Corp.	15,240
1,800	@	TIBCO Software, Inc.	16,236

			157,573

		Investment Companies: 0.9%
3,150		Apollo Investment Corp.	74,120
24,620		Ares Capital Corp.	456,209
100		Capital Southwest Corp.	17,270

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Investment Companies (continued)
23,540		MCG Capital Corp.	$415,246
1,280		Medallion Financial Corp.	14,630

			977,475

		Iron/ Steel: 0.1%
210		Chaparral Steel Co.	15,372
200		Cleveland-Cliffs, Inc.	17,658
1,170		Olympic Steel, Inc.	39,254
1,400		Ryerson, Inc.	53,102
470		Schnitzer Steel Industries, Inc.	25,474

			150,860

		Leisure Time: 0.1%
3,680	@	K2, Inc.	56,157

			56,157

		Machinery — Diversified: 5.7%
54,700		Albany International Corp.	2,139,864
450		Briggs & Stratton Corp.	14,603
53,650	@	Kadant, Inc.	1,601,453
170		Nacco Industries, Inc.	28,900
75,150		Sauer-Danfoss, Inc.	2,042,577

			5,827,397

		Media: 0.3%
4,490		Belo Corp.	99,813
1,950		Citadel Broadcasting Corp.	16,185
4,970	@	Cox Radio, Inc.	72,960
530		Lee Enterprises, Inc.	13,314
590		Media General, Inc.	21,506
6,370	@,W	Radio One, Inc.	47,839
550	@	Scholastic Corp.	17,474

			289,091

		Metal Fabricate/ Hardware: 0.8%
1,720		NN, Inc.	21,638
270		Quanex Corp.	12,944
19,600	@	RBC Bearings, Inc.	756,560
680		Worthington Industries	14,355

			805,497

		Mining: 1.3%
22,400	@	Century Aluminum Co.	1,262,016
3,760	@	USEC, Inc.	86,856

			1,348,872

		Miscellaneous Manufacturing: 4.1%
380		Aptargroup, Inc.	14,273
11,650		Clarcor, Inc.	389,343
143,021	@	Griffon Corp.	3,338,110
550		Lancaster Colony Corp.	24,096
9,375		Matthews International Corp. - Class A	414,469

			4,180,291

		Office/ Business Equipment: 0.1%
6,000		IKON Office Solutions, Inc.	87,420

			87,420

		Oil & Gas: 8.4%
49,550	@	Bill Barrett Corp.	1,872,495
12,230		Crosstex Energy, Inc.	366,533
69,200	@	Denbury Resources, Inc.	2,509,192
450	@	Encore Acquisition Co.	12,398
200	@	Giant Industries, Inc.	15,404
400	@	Harvest Natural Resources, Inc.	3,788
280	@	Houston Exploration Co.	16,811
2,000	@,I	PetroHawk Energy Corp.	32,600
24,350		Range Resources Corp.	943,319
2,100	@	Rosetta Resources, Inc.	51,219
1,400	@	Swift Energy Co.	60,242
203,600	@	Warren Resources, Inc.	2,693,628
1,400	@	Whiting Petroleum Corp.	62,090

			8,639,719

		Oil & Gas Services: 2.4%
98,400	@,@@	Acergy SA ADR	2,213,016
1,100	@	Hanover Compressor Co.	27,500
1,400	@	Hornbeck Offshore Services, Inc.	55,874
200	@	Lone Star Technologies	13,476
1,180	@	Oil States International, Inc.	45,937
1,240	@	Trico Marine Services, Inc.	52,216
1,350	@	Union Drilling, Inc.	20,588
250	@	Universal Compression Holdings, Inc.	18,578

			2,447,185

		Pharmaceuticals: 0.0%
550	@	NBTY, Inc.	28,892

			28,892

		Real Estate: 0.0%
600	@	Avatar Holdings, Inc.	49,518

			49,518

		Real Estate Investment Trusts: 7.1%
139,550		Alesco Financial, Inc.	1,389,918
30		Alexandria Real Estate Equities, Inc.	3,156
350		American Home Mortgage Investment Corp.	7,644
147,850		Anthracite Capital, Inc.	1,808,206
6,550		Ashford Hospitality Trust, Inc.	81,286
550		BioMed Realty Trust, Inc.	15,433
4,050		Deerfield Triarc Capital Corp.	65,610
940		DiamondRock Hospitality Co.	19,684
6,195		Entertainment Properties Trust	365,815
360		First Industrial Realty Trust, Inc.	16,056
960		Franklin Street Properties Corp.	18,432
2,600		Hersha Hospitality Trust	31,564
65,600		HomeBanc Corp.	133,824
370		LaSalle Hotel Properties	17,612
650		Lexington Corporate Properties Trust	13,520
5,860		Luminent Mortgage Capital, Inc.	53,326
580		National Retail Properties, Inc.	14,065
149,100		New York Mortgage Trust, Inc.	299,691
3,250		Newcastle Investment Corp.	96,395
1,190		Northstar Realty Finance Corp.	17,148
370		Pennsylvania Real Estate Investment Trust	17,586
50		Post Properties, Inc.	2,651
90,000		RAIT Investment Trust	2,651,400
490		Realty Income Corp.	13,436
290		Redwood Trust, Inc.	15,541
550		Senior Housing Properties Trust	12,925
5,050		Spirit Finance Corp.	72,518
450		Sunstone Hotel Investors, Inc.	13,280
1,100		Winston Hotels, Inc.	16,401

			7,284,123

		Retail: 5.6%
1,580		Asbury Automotive Group, Inc.	43,102
530	@	Big Lots, Inc.	16,695
23,280		Bob Evans Farms, Inc.	900,936
128,190		Casey’s General Stores, Inc.	3,462,384
4,300	@	Charming Shoppes, Inc.	53,578
91,716	@	Golfsmith International Holdings, Inc.	639,261
350		Group 1 Automotive, Inc.	14,770
3,750	@	Insight Enterprises, Inc.	83,100
200	@	Jack in the Box, Inc.	15,294

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SMALLCAP VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Retail (continued)
370		Longs Drug Stores Corp.	$21,194
2,490	@	O’Charleys, Inc.	56,249
430	@	Payless Shoesource, Inc.	15,360
370		Regis Corp.	14,752
1,360		Sonic Automotive, Inc.	42,337
1,210	@	West Marine, Inc.	18,017
9,295		World Fuel Services Corp.	380,258
450	@	Zale Corp.	12,087

			5,789,374

		Savings & Loans: 2.0%
1,000		Downey Financial Corp.	72,790
3,750		First Niagara Financial Group, Inc.	51,450
900		First Place Financial Corp.	18,819
1,430	@	FirstFed Financial Corp.	92,192
107,600	@	Franklin Bank Corp.	1,774,324
300		MAF Bancorp., Inc.	16,164
1,300		Partners Trust Financial Group, Inc.	14,131
670		Provident Financial Services, Inc.	11,256
1,780		United Community Financial Corp.	18,832

			2,069,958

		Semiconductors: 1.3%
4,950	@	Brooks Automation, Inc.	87,566
7,850	@	Entegris, Inc.	90,275
1,400	@	Exar Corp.	19,026
98,600	@	Mattson Technology, Inc.	972,196
2,900	@	MKS Instruments, Inc.	79,025
3,650	@	Photronics, Inc.	53,655

			1,301,743

		Software: 0.4%
510	@	Avid Technology, Inc.	17,391
11,975		Inter-Tel, Inc.	313,146
1,110	@	Sybase, Inc.	26,707
1,680	@	SYNNEX Corp.	34,406

			391,650

		Telecommunications: 4.7%
3,500	@	3Com Corp.	16,380
144,700	@	Aeroflex, Inc.	2,046,058
5,650	@	Andrew Corp.	74,750
1,060		Black Box Corp.	38,616
3,020	@	Cincinnati Bell, Inc.	17,607
46,250	@	CommScope, Inc.	2,531,263
3,650		IDT Corp.	45,406
2,700	@	Premier Global Services, Inc.	34,209
1,130	@	USA Mobility, Inc.	26,001
2,000	@	Utstarcom, Inc.	14,420

			4,844,710

		Toys/ Games/ Hobbies: 0.1%
2,900	@	Jakks Pacific, Inc.	76,183

			76,183

		Transportation: 3.3%
570		Arkansas Best Corp.	23,535
1,400	@	Bristow Group, Inc.	68,964
780	@	Gulfmark Offshore, Inc.	39,179
8,060		Landstar System, Inc.	392,200
149,725	@	Marten Transport Ltd.	2,898,676
450	@	Saia, Inc.	12,866

			3,435,420

		Total Common Stock (Cost $85,070,906)	96,989,840

EXCHANGE-TRADED FUNDS: 0.2%
		Exchange-Traded Funds: 0.2%
2,000		iShares Russell 2000 Value Index Fund	168,560

		Total Exchange-Traded Funds (Cost $164,839)	168,560

		Total Long-Term Investments (Cost $85,235,745)	97,158,400

Principal Amount			Value

SHORT-TERM INVESTMENTS: 5.4%
		U.S. Government Agency Obligations: 5.4%
$5,605,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	$5,604,245

		Total Short-Term Investments (Cost $5,604,245)	5,604,245

Total Investments in Securities (Cost $90,839,990)*	99.8%	$102,762,645
Other Assets and Liabilities-Net	0.2	218,660

Net Assets	100.0%	$102,981,305

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
W	When-issued or delayed delivery security
I	Illiquid security
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $90,881,357.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$14,717,966
Gross Unrealized Depreciation	(2,836,678)

Net Unrealized Appreciation	$11,881,288

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007

Shares			Value

COMMON STOCK: 71.0%
		Auto Parts & Equipment: 0.5%
20,800	@@	Magna International, Inc.	$1,854,320

			1,854,320

		Chemicals: 0.8%
24,600		Aceto Corp.	216,972
75,100	@,L	Mosaic Co.	2,638,263

			2,855,235

		Coal: 1.4%
92,600		Peabody Energy Corp.	5,004,104

			5,004,104

		Commercial Services: 1.5%
101,800	@@	Toppan Printing Co., Ltd. ADR	5,365,155

			5,365,155

		Cosmetics/ Personal Care: 2.0%
25,700	@@	Kao Corp. ADR	7,109,879

			7,109,879

		Distribution/ Wholesale: 2.5%
42,300	L	CDW Corp.	3,601,422
143,700	@	Tech Data Corp.	5,296,782

			8,898,204

		Diversified Financial Services: 2.9%
525,600	@@,L	Acom Co., Ltd. ADR	5,112,984
297,100	@@,L	Promise Co., Ltd. ADR	5,158,369

			10,271,353

		Electric: 6.1%
18,700		Alliant Energy Corp.	807,840
15,000		Ameren Corp.	796,050
19,100		American Electric Power Co., Inc.	909,733
187,000	@@,L	Centrais Eletricas Brasileiras SA ADR	2,446,128
88,400	L	DTE Energy Co.	4,674,592
169,500		Idacorp, Inc.	5,629,095
6,300	@@	Korea Electric Power Corp. ADR	137,592
162,000	@,L,X	Mirant Corp.	—
61,600		PNM Resources, Inc.	1,817,816
1,100		Progress Energy, Inc.	55,099
160,500		Puget Energy, Inc.	4,046,205

			21,320,150

		Electronics: 2.9%
184,900	@@,#	Samsung SDI Co., Ltd. GDR	2,713,260
1,080,480	@	Sanmina-SCI Corp.	3,857,314
1,081,072	@	Solectron Corp.	3,675,645

			10,246,219

		Engineering & Construction: 0.8%
69,700	@	Shaw Group, Inc.	2,820,062

			2,820,062

		Environmental Control: 1.5%
388,000	@,L	Allied Waste Industries, Inc.	5,222,480

			5,222,480

		Food: 7.9%
217,440		Del Monte Foods Co.	2,620,152
27,200		Kroger Co.	824,704
53,800		Sara Lee Corp.	963,020
372,150	@,L	Smithfield Foods, Inc.	11,960,901
85,964		Supervalu, Inc.	4,095,325
317,700		Tyson Foods, Inc.	7,081,533

			27,545,635

		Forest Products & Paper: 4.4%
420,900	L	Bowater, Inc.	8,750,511
61,300	@	Buckeye Technologies, Inc.	871,686
326,200	@,@@,L	Domtar Corp.	3,555,580
21,850		Louisiana-Pacific Corp.	447,925
129,200		Wausau Paper Corp.	1,768,748

			15,394,450

		Healthcare — Services: 0.4%
50,200	@,L	Apria Healthcare Group, Inc.	1,453,792

			1,453,792

		Home Builders: 0.6%
219,600		Levitt Corp.	2,053,260

			2,053,260

		Household Products/ Wares: 1.1%
139,370		American Greetings Corp.	3,652,888

			3,652,888

		Insurance: 0.4%
4,200		AON Corp.	180,264
105,107	@	PMA Capital Corp.	1,118,338

			1,298,602

		Leisure Time: 0.8%
586,900	@@,L	Sega Sammy Holding ADR	2,698,038

			2,698,038

		Machinery — Diversified: 4.9%
158,700	@,L	AGCO Corp.	6,868,536
2,700		Alamo Group, Inc.	68,553
158,716		Briggs & Stratton Corp.	5,150,334
36,000	L	Lindsay Manufacturing Co.	1,236,600
142,629	@	Tecumseh Products Co.	2,202,192
102,700	@,L	Tecumseh Products Co.	1,640,119

			17,166,334

		Media: 0.6%
66,900	@	Scholastic Corp.	2,125,413

			2,125,413

		Mining: 19.1%
65,100	@@,L	Alumina Ltd. ADR	1,676,976
288,350	@@	Anglogold Ashanti Ltd. ADR	12,029,962
494,300	@,L	Apex Silver Mines Ltd.	10,133,150
12,200	@,@@	Banro Corp.	126,148
77,495	@@	Barrick Gold Corp.	2,257,429
595,500	@,@@	Crystallex International Corp.	2,739,300
79,600	@,@@,L	Eldorado Gold Corp.	453,720
392,500	@@	Gold Fields Ltd. ADR	6,798,100
262,800	@	Gold Reserve, Inc.	1,427,004
215,500	@,@@,L	Ivanhoe Mines Ltd.	3,060,100
505,955	@,@@,L	Kinross Gold Corp.	6,749,440
220,100	@,@@,L	Lihir Gold Ltd. ADR	5,797,434
194,900	@@	Newcrest Mining Ltd. ADR	3,548,798
178,800		Newmont Mining Corp.	7,273,584
111,900	@,@@,L	Novagold Resources, Inc.	1,754,592
660,300	@,@@	Orezone Resources, Inc.	1,076,289

			66,902,026

		Oil & Gas: 1.1%
63,200	@@	Nexen, Inc.	1,896,000
144,200	@,L	Warren Resources, Inc.	1,907,766

			3,803,766

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

Shares			Value

		Oil & Gas Services: 1.7%
119,500		BJ Services Co.	$3,504,935
29,400	@@	Technip SA ADR	2,273,796

			5,778,731

		Telecommunications: 2.4%
363,000	@@	Chunghwa Telecom Co., Ltd. ADR	6,831,660
62,300	@@	KT Corp. ADR	1,498,315

			8,329,975

		Transportation: 2.4%
83,600		CSX Corp.	3,798,784
34,100		Genco Shipping & Trading Ltd.	1,297,846
90,400	@@	Stolt-Nielsen SA ADR	2,772,568
5,700		Union Pacific Corp.	687,876

			8,557,074

		Water: 0.3%
27,900	@@,L	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,126,044

			1,126,044

		Total Common Stock (Cost $217,197,923)	248,853,189

Principal Amount			Value

CONVERTIBLE BONDS: 10.9%
		Aerospace/ Defense: 1.3%
$3,820,000	C	EDO Corp., 4.000%, due 11/15/25	$4,450,300

			4,450,300

		Airlines: 0.6%
2,111,000	C	JetBlue Airways Corp., 3.500%, due 07/15/33	2,045,031

			2,045,031

		Coal: 0.6%
1,974,000	C	Peabody Energy Corp., 4.750%, due 12/15/66	2,210,880

			2,210,880

		Computers: 0.5%
2,210,000	C	Hutchinson Technology, Inc., 3.250%, due 01/15/26	1,872,975

			1,872,975

		Electrical Components & Equipment: 0.8%
2,639,100	C	GrafTech International Ltd., 1.625%, due 01/15/24	2,804,044

			2,804,044

		Electronics: 0.0%
172,000	C	FEI Co., 5.500%, due 08/15/08	171,570

			171,570

		Environmental Control: 0.3%
1,141,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,102,491

			1,102,491

		Healthcare — Services: 0.6%
2,042,000	C	Apria Healthcare Group, 3.375%, due 09/01/33	2,159,415

			2,159,415

		Machinery — Diversified: 1.2%
4,131,000	+,C	Albany International Corp., 2.250%, (step rate 3.250%) due 03/15/26	4,229,111

			4,229,111

		Mining: 0.4%
379,000	@@,C, L	Apex Silver Mines Ltd., 2.875%, due 03/15/24	369,051
862,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	771,490
390,000	@@,C	Gold Reserve, Inc., 5.500%, due 06/15/22	399,750

			1,540,291

		Oil & Gas: 2.1%
7,236,000	L	Nabors Industries, Inc., 0.940%, due 05/15/11	7,190,775

			7,190,775

		Semiconductors: 2.3%
845,000		Credence Systems Corp., 1.500%, due 05/15/08	793,244
7,150,000	C	International Rectifier Corp., 4.250%, due 07/15/07	7,150,000

			7,943,244

		Telecommunications: 0.2%
758,000	C	Adaptec, Inc., 0.750%, due 12/22/23	702,098

			702,098

		Total Convertible Bonds (Cost $36,171,844)	38,422,225

		Total Long-Term Investments (Cost $253,369,767)	287,275,414

SHORT-TERM INVESTMENTS: 32.9%
		U.S. Government Agency Obligations: 24.7%
86,630,000	Z	Federal Home Loan Bank, 4.850%, due 06/01/07	86,618,329

		Total U.S. Government Agency Obligations (Cost $86,618,329)	86,618,329

		Securities Lending CollateralCC: 8.2%
28,643,000		The Bank of New York Institutional Cash Reserves Fund	28,643,000

		Total Securities Lending Collateral (Cost $28,643,000)	28,643,000

		Total Short-Term Investments (Cost $115,261,329)	115,261,329

Total Investments in Securities (Cost $368,631,096)*	114.8%	$402,536,743
Other Assets and Liabilities-Net	(14.8)	(52,025,373)

Net Assets	100.0%	$350,511,370

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VALUE CHOICE FUND
AS OF MAY 31, 2007 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
+	Step-up basis bond. Interest rates shown reflect current and next coupon rates
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/ Trustees.
C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2007.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects effective yield on the date of purchase
*	Cost for federal income tax purposes is $368,678,689.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$42,615,752
Gross Unrealized Depreciation	(8,757,698)

Net Unrealized Appreciation	$33,858,054

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Real Estate Fund
Class A	NII	$0.1586
Class B	NII	$0.0180
Class C	NII	$0.0161
Class I	NII	$0.2070
Class O	NII	$0.1667
Class Q	NII	$0.1388
All Classes except Q	STCG	$0.0789
All Classes except Q	LTCG	$1.4600
Class Q	STCG	$0.0036
Class Q	LTCG	$0.0478
ING Fundamental Research Fund
Class A	NII	$0.1437
Class B	NII	$0.1197
Class C	NII	$0.1162
Class I	NII	$0.1810
All Classes	STCG	$0.1500
All Classes	LTCG	$0.0051
ING MidCap Opportunities Fund
All Classes	LTCG	$0.0936
ING Opportunistic LargeCap Fund
Class A	NII	$0.0689
Class B	NII	$0.0514
Class C	NII	$0.0918
Class I	NII	$—
ING Financial Services Fund
Class A	NII	$0.2576
Class B	NII	$—
Class C	NII	$0.1564
Class O	NII	$0.2805
All Classes	STCG	$0.2284
All Classes	LTCG	$2.1206
ING LargeCap Value Fund
Class A	NII	$0.0615
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0813
All Classes	STCG	$0.1427
All Classes	LTCG	$0.4057
ING MagnaCap Fund
Class A	NII	$0.1474
Class B	NII	$0.0546
Class C	NII	$0.0540
Class I	NII	$0.1825
Class M	NII	$0.0781
ING SmallCap Value Choice Fund
Class A	NII	$0.0182
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0324
All Classes	STCG	$0.2219
All Classes	LTCG	$0.0742
ING Value Choice Fund
Class A	NII	$0.0934
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0429
All Classes	STCG	$0.3974
All Classes	LTCG	$0.1899

NII — Net investment income

STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fundamental Research Fund	48.09%
ING Opportunistic LargeCap Fund	97.70%
ING Financial Services Fund	97.28%
ING LargeCap Value Fund	75.28%
ING MagnaCap Fund	100.00%
ING SmallCap Value Choice Fund	9.58%
ING Value Choice Fund	13.20%

For the year ended May 31, 2007, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Fundamental Research Fund	45.99%
ING Opportunistic LargeCap Fund	97.74%
ING Financial Services Fund	96.98%
ING LargeCap Value Fund	75.97%
ING MagnaCap Fund	100.00%
ING SmallCap Value Choice Fund	10.75%
ING Value Choice Fund	20.97%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Fundamental Research Fund	1.14%
ING Opportunistic LargeCap Fund	4.77%
ING Financial Services Fund	4.05%
ING LargeCap Value Fund	4.62%
ING MagnaCap Fund	4.15%
ING SmallCap Value Choice Fund	17.53%
ING Value Choice Fund	38.54%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentages of net investment income distributions as short-term capital gain dividends:

ING Fundamental Research Fund	100.00%
ING Opportunistic LargeCap Fund	100.00%
ING Financial Services Fund	100.00%
ING LargeCap Value Fund	100.00%
ING SmallCap Value Choice Fund	100.00%
ING Value Choice Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Board. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trusts are listed below. The Statement of Additional Information includes additional information about trustees of the Trusts and is available, without charge, upon request at (800) 992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trusts	Time Served(1)	Years

Independent Trustees:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	January 2005 — Present	Consultant (July 2007 — Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).

R. Barbara Gitenstein(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	February 2002 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	January 2006 — Present	Consultant (May 2001 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 — Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	173	None
Patricia W. Chadwick(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	173	Wisconsin Energy (June 2006 — Present).
J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	173	Midamerica Financial Corporation (December 2002 — Present).
R. Barbara Gitenstein(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	173	None
Patrick W. Kenny(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	173	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).
Sheryl K. Pressler(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	173	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	173	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	173	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Trusts	Time Served(1)	Years

Trustee who is an “Interested Person”:

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	October 1999 — Present	Retired.

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Trustee who is an “Interested Person”:
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	173	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — December 2005); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)	Compliance member. The functions of the Valuation, Proxy and Brokerage Committee were combined with those of the Compliance Committee, effective May 10, 2007.

(4)	Audit Committee member.

(5)	Mr. Turner is deemed an “interested person,” of the Funds as defined under the 1940 Act, because of his relationship with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 57	Executive Vice President	July 1996 — Present for IIF February 2002 — Present for IET	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present). Formerly, Chief Investment Officer of International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 — September 2002).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Age: 42	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 — Present	Senior Vice President, ING Investments, LLC(2) (December 2006 — Present); and ING Funds Services, LLC (3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	November 1997 — Present for IIF November 1999 — Present for IET	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	May 1998 — Present for IIF February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 — Present); and Vice President, ING Investments, LLC(2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trusts	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC (3) for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

SHAREHOLDER MEETING INFORMATION

January 4th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING Disciplined LargeCap Fund and ING Fundamental Research Fund, providing for the reorganization of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Discplined LargeCap Fund	1	1,005,958	45,567	39,847	—	1,091,372

*	The Shareholder Meeting for ING Disciplined LargeCap Fund was adjourned to February 16, 2007.

January 19th Special Adjournment Shareholder Meeting*

1	To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Opportunities Fund	1	3,114,419	98,521	100,908	—	3,313,848
ING SmallCap Opportunities Fund	2	2,911,171	280,470	122,207	—	3,313,848

*	The ING SmallCap Opportunities Fund was unable to obtain sufficient shareholder votes to establish quorum needed to consider and approve the proposed merger. At the January 19th, Unified Board meeting, the Unified Board approved rescinding the merger of ING SmallCap Opportunities Fund into ING Small Company Fund. Both Funds will remain in the product line-up.

February 16th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING Disciplined LargeCap Fund and ING Fundamental Research Fund, providing for the reorganization of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING Discplined LargeCap Fund	1	1,694,718	65,345	82,657	—	1,842,720

April 26th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,113,109	88,737	236,350	—	3,438,196

*	The Shareholder Meeting for ING MidCap Value Fund was adjourned to May 11, 2007.

April 26th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING SmallCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING SmallCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Fund	1	1,804,235	84,966	87,004	—	1,976,205

*	The Shareholder Meeting for ING SmallCap Value Fund was adjourned to May 11, 2007.

May 11th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING MidCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING MidCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING MidCap Value Fund	1	3,728,062	120,185	322,104	—	4,170,351

May 11th Special Shareholder Meeting

1	To approve an Agreement and Plan of Reorganization by and among ING SmallCap Value Fund and ING Value Choice Fund, providing for the reorganization of ING SmallCap Value Fund with and into ING Value Choice Fund.

			Shares
			Voted
		Shares	Against or	Shares	Broker	Total Shares
	Proposal	Voted For	Withheld	Abstained	Non-Vote	Voted

ING SmallCap Value Fund	1	2,247,604	99,456	164,023	—	2,511,083

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund ING Growth and Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund
ING Fundamental Research Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING SmallCap Value Choice Fund ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Natural Resources Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Moderate Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIMOQ (0507-072707)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,673 for year ended May 31, 2007 and $43,752 for year ended May 31, 2006.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $71,575 for the year ended May 31, 2007 and $2,284 for the year end May 31, 2006.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,997 in the year ended May 31, 2007 and $5,970 in the year ended May 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued
Service

Fund
	The Fund(s)	Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated:                    January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $54,997 for year ended May 31, 2007 and $282,609 for year ended May 31, 2006.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

3

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

4

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investment Funds, Inc.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: July 30, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: July 30, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: July 30, 2007

5